UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.           )

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TRIBUNE PUBLISHING COMPANY
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 19, 2016

Dear Tribune Publishing Company Stockholders:

We are pleased to invite you to the 2016 Annual Meeting of Stockholders (the “Annual Meeting”). The Annual Meeting will begin at 9:30 a.m. local time on Thursday, June 2, 2016, at the offices of Sidley Austin LLP, located at 555 West Fifth Street, Los Angeles, California 90013.

At the Annual Meeting, you will be asked to:

1.	elect eight directors nominated by our Board of Directors;

2.	approve, on an advisory basis, the compensation of our named executive officers for 2015;

3.	approve our Tribune Publishing Company 2014 Omnibus Incentive Plan, as amended;

4.	ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 25, 2016; and

5.	consider any other business properly presented at the Annual Meeting and any adjournment or postponement of the Annual Meeting.

Our Board of Directors recommends that you vote FOR each of the proposals described in this Proxy Statement.

We hope you can join us at the Annual Meeting. Regardless of whether you plan to attend, please read the accompanying Proxy Statement and vote your shares promptly. You may vote over the Internet, as well as by telephone, or, if you requested to receive printed proxy materials, by mailing a proxy or voting instruction card.

Sincerely,

Michael W. Ferro, Jr.	Justin C. Dearborn
Chair of the Board of Directors	Chief Executive Officer and Member of the Board of Directors

TRIBUNE PUBLISHING COMPANY

435 N. Michigan Avenue

Chicago, Illinois 60611

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON THURSDAY, JUNE 2, 2016

9:30 A.M. LOCAL TIME

LOS ANGELES, CALIFORNIA

TO THE STOCKHOLDERS OF TRIBUNE PUBLISHING COMPANY:

On Thursday, June 2, 2016, we will hold our 2016 Annual Meeting of Stockholders (the “Annual Meeting”) at the offices of Sidley Austin LLP, located at 555 West Fifth Street, Los Angeles, California 90013. The Annual Meeting will begin at 9:30 a.m. local time.

At the Annual Meeting, you will be asked to:

1.	elect eight directors nominated by our Board of Directors;

2.	approve, on an advisory basis, the compensation of our named executive officers for 2015;

3.	approve our Tribune Publishing Company 2014 Omnibus Incentive Plan, as amended;

4.	ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 25, 2016; and

5.	consider any other business properly presented at the Annual Meeting and any adjournment or postponement of the Annual Meeting.

You are entitled to vote at the Annual Meeting and any adjournments or postponements of the Annual Meeting if you were a stockholder of record at the close of business on April 15, 2016 (the “Record Date”). At the Annual Meeting and for ten days prior, a list of stockholders of record entitled to vote will be available for any purpose germane to the Annual Meeting at our principal executive offices, 435 N. Michigan Avenue, Chicago, Illinois 60611. If you would like to view the stockholder list, please call our Investor Relations Department at (469) 528‑9366.

Regardless of whether you plan to attend, please read the accompanying Proxy Statement and vote your shares as promptly as possible in order to ensure your representation at the Annual Meeting. You may vote over the Internet, as well as by telephone, or, if you requested to receive printed proxy materials, by mailing a proxy or voting instruction card. Even if you have given your proxy, you may still vote in person if you attend the Annual Meeting. If your shares are held through a broker, bank, or other holder of record and you wish to vote in person at the Annual Meeting, you must obtain a legal proxy issued in your name from your broker, bank, or other holder of record.

The Proxy Statement is furnished in connection with the solicitation of proxies by Tribune Publishing Company on behalf of the Board of Directors for the Annual Meeting. In accordance with Securities and Exchange Commission rules, we will send a Notice of Internet Availability of Proxy Materials on or about April 19, 2016, and provided access to the Proxy Statement over the Internet on or before that date, to the holders of record of our common stock as of the close of business on the Record Date.

By Order of the Board of Directors

Julie K. Xanders

Executive Vice President, General Counsel and Secretary

Chicago, Illinois

April 19, 2016

Important Notice Regarding the Availability of Proxy Materials

for the Annual Meeting of Stockholders to Be Held on June 2, 2016.

The Proxy Statement and the 2015 Annual Report are available at www.tribpub.com.

i

TRIBUNE PUBLISHING COMPANY

435 N. Michigan Avenue

Chicago, Illinois 60611

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION CONCERNING PROXIES AND VOTING AT THE ANNUAL MEETING

Why did I receive these proxy materials?

We are providing these proxy materials in connection with the solicitation by the Board of Directors (our “Board” or “Board of Directors”) of Tribune Publishing Company (“Tribune Publishing,” the “Company,” “we,” “us,” or “our”), a Delaware corporation, of proxies to be voted at our 2016 Annual Meeting of Stockholders (the “Annual Meeting”) and at any adjournment or postponement of the Annual Meeting. In accordance with rules of the Securities and Exchange Commission (the “SEC”), we will send a Notice of Internet Availability of Proxy Materials on or about April 19, 2016 and provided access to our proxy materials over the Internet beginning on or before that date, to the holders of record and beneficial owners of our common stock as of the close of business on April 15, 2016 (the “Record Date”).

You are invited to attend our Annual Meeting on Thursday, June 2, 2016, beginning at 9:30 a.m. local time. The Annual Meeting will be held at the offices of Sidley Austin LLP, located at 555 West Fifth Street, Los Angeles, California 90013.

What information is included in this Proxy Statement?

The information in this Proxy Statement relates to the proposals to be voted on at the Annual Meeting, the voting process, our Board of Directors and Board committees, the compensation of directors and named executive officers for fiscal year 2015, and other information.

Who is entitled to vote?

Holders of our common stock at the close of business on April 15, 2016, the Record Date, are entitled to receive the Notice of Annual Meeting of Stockholders (the “Notice”) and vote at the Annual Meeting. As of the close of business on the Record Date, there were 31,660,737 shares of our common stock outstanding and entitled to vote.

How many votes do I have?

Each share of our common stock is entitled to one vote on each matter properly brought before the Annual Meeting. For example, if you own 30 shares of Tribune Publishing common stock, you are entitled to 30 votes on each matter at the Annual Meeting. Stockholders do not have cumulative voting rights.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

If your shares are registered directly in your name with our transfer agent, Computershare, you are considered, with respect to those shares, the “stockholder of record.” As a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to vote over the Internet, by telephone or by filling out and returning a proxy card to ensure your vote is counted.

If your shares are held in a brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of such shares. In this case, the Notice, Proxy Statement, Annual Report to Stockholders (including our Form 10‑K for the year ended December 27, 2015 (the “Annual Report”)), and applicable voting instruction form should have been forwarded to you by your broker, bank, or other holder of record who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank, or other holder of record on how to vote your shares by using the voting instruction form provided by your broker, bank, or other holder of record.

What am I voting on?

We are asking you to vote on the following matters in connection with the Annual Meeting:

1.	The election of eight directors nominated by our Board of Directors;

2.	An advisory resolution approving the compensation of our named executive officers for 2015;

3.	The approval of the Tribune Publishing Company 2014 Omnibus Incentive Plan, as amended; and

4.	The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 25, 2016.

We will also consider any other business properly presented at the Annual Meeting and any adjournment or postponement of the Annual Meeting.

How do I vote?

You can vote using any one of the methods described below.

Vote by Internet.  Stockholders of record may submit proxies over the Internet by following the instructions on the Notice of Internet Availability of Proxy Materials or, if printed copies of the proxy materials were requested, the instructions on the printed proxy card. Most beneficial stockholders may vote by accessing the website specified on the voting instructions forms provided by their brokers, trustees, banks or other nominees. Please check your voting instruction form for Internet voting availability.

Vote by Telephone.  Stockholders of record may submit proxies using any touch‑tone telephone from within the United States by following the instructions on the Notice of Internet Availability of Proxy Materials or, if printed copies of the proxy materials were requested, the instructions on the printed proxy card. Most beneficial owners may vote using any touch‑tone telephone from within the United States by calling the number specified on the voting instruction forms provided by their brokers, trustees, banks or other nominees.

Vote by Mail.  You can vote by mail by completing, signing, and dating the proxy card or voting instruction form and returning it in the prepaid return envelope, if printed copies of the proxy materials were requested. If you are a stockholder of record and you return your signed proxy card but do not indicate your voting preferences, the persons named in the proxy card will vote the shares represented by that proxy as recommended by the Board of Directors. If you are a beneficial owner and you return your signed voting instruction form but do not indicate your voting preferences, please see “What are ‘broker non‑votes’ and how do they affect the proposals?” regarding whether your broker, bank, or other holder of record may vote your uninstructed shares on a particular proposal.

Vote in Person at the Annual Meeting.  All stockholders as of the close of business on the Record Date can vote in person at the Annual Meeting. You can also be represented by another person at the Annual Meeting by executing a proper proxy designating that person. If you are a beneficial owner, you must obtain a legal proxy from your broker, bank, or other holder of record and present it to the inspector of election with your ballot to be able to vote at the Annual Meeting. Even if you plan to attend the Annual Meeting, we recommend that you also vote either by telephone, by Internet, or by mail so that your vote will be counted if you later decide not to attend.

Tribune Publishing Company is incorporated under Delaware law, which specifically permits electronically transmitted proxies, provided that each such proxy contains or is submitted with information from which the inspector of election can determine that such proxy was authorized by the stockholder. The electronic voting procedures provided for the Annual Meeting are designed to authenticate each stockholder by use of a control number to allow stockholders to vote their shares and to confirm that their instructions have been properly recorded.

How many copies of the proxy materials should I have received?

If you received more than one proxy card or voting instruction form, your shares are registered in more than one name or are registered in different accounts. In order to vote all of the shares you own, please sign and return all proxy cards or voting instruction forms, or vote each proxy card or voting instruction form by telephone or by Internet to ensure that all of your shares are voted.

What can I do if I change my mind after I vote?

If you are a stockholder of record, you can revoke your proxy before it is exercised by:

1.	delivering written notice of such revocation to the Company;

2.	timely delivering a valid, subsequent proxy by Internet, by telephone, or by mail; or

3.	voting by ballot at the Annual Meeting.

If you are a beneficial owner, you may be able to submit new voting instructions by contacting your broker, bank, or other holder of record. You may also vote in person at the Annual Meeting if you obtain a legal proxy, as previously described.

Attendance at the Annual Meeting will not cause your previously granted proxy to be revoked unless you vote by ballot at the Annual Meeting. All shares that have been properly voted and not revoked will be voted at the Annual Meeting.

Is there a list of stockholders entitled to vote at the Annual Meeting?

A list of the names of our stockholders of record entitled to vote at the Annual Meeting will be available for ten days prior to the Annual Meeting for any purpose germane to the meeting, between the hours of 9:00 a.m. and 4:30 p.m. local time at our principal executive offices at 435 N. Michigan Avenue, Chicago, Illinois 60611. If you would like to view the stockholder list, please call our Investor Relations Department at (469) 528‑9366. The list will also be available at the Annual Meeting.

What constitutes a quorum at the Annual Meeting?

The holders of a majority of the outstanding shares entitled to vote at the Annual Meeting, present in person or represented by proxy at the Annual Meeting, are necessary to constitute a quorum to transact business. Abstentions and “broker non‑votes” (as described under the heading “What are ‘broker non‑votes’ and how do they affect the proposals?”) are counted as present and entitled to vote for purposes of determining a quorum.

What are the voting requirements to elect directors and approve each of the other proposals described in this Proxy Statement?

Shares represented by a valid proxy will be voted at the Annual Meeting and, when instructions are given by the stockholder, will be voted in accordance with those instructions. If you are a stockholder of record and you return your proxy card but do not indicate your voting preferences, the persons named on the proxy card will vote the shares represented by that proxy as recommended by the Board of Directors. If you are a beneficial owner and you return your signed voting instruction form but do not indicate your voting preferences, please see “What are ‘broker non‑votes’ and how do they affect the proposals?” regarding whether your broker, bank, or other holder of record may vote your uninstructed shares on a particular proposal.

With respect to Proposal No. 1, the election of directors, the eight directors receiving the largest number of votes will be elected. With respect to Proposal Nos. 2, 3 and 4, the affirmative vote of the holders of at least a majority of the outstanding shares of common stock present in person or represented by proxy at the meeting and entitled to vote is required in order for the proposal to be approved. Abstentions will not be counted in the tabulation of votes cast on Proposal No. 1. Abstentions will be counted in the tabulation of votes cast on Proposal Nos. 2, 3 and 4 and will have the same effect as a vote against the proposals.

What are “broker non‑votes” and how do they affect the proposals?

A “broker non‑vote” occurs when a broker, bank, or other holder of record holding shares for a beneficial owner does not vote on a particular proposal because such holder of record does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner.

If you are a beneficial owner and you do not give instructions to your broker, bank, or other holder of record, such holder of record will be entitled to vote the shares with respect to “discretionary” items but will not be permitted to vote the shares with respect to “non‑discretionary” items (those shares are treated as “broker non‑votes”). If you are a beneficial owner, your broker, bank, or other holder of record has “discretion” to vote your shares on Proposal No. 4, the ratification of the appointment of our independent registered public accounting firm, if the holder of record does not receive voting instructions from you. However, such holder of record may not vote your shares on Proposal Nos. 1, 2 or 3, without your voting instructions on those proposals, because such proposals are considered

“non‑discretionary.” Accordingly, without your voting instructions on those proposals, a broker non‑vote will occur. Broker non‑votes are not counted for any purpose in determining the outcome of Proposal Nos. 1, 2 or 3.

What is the effect of the advisory resolution to approve the compensation of our Named Executive Officers?

In accordance with the Securities Exchange Act of 1934, as amended (the “Exchange Act”), we are providing our stockholders with a nonbinding, advisory vote to approve the compensation of our Named Executive Officers (as defined in the Compensation Discussion and Analysis section of this Proxy Statement), commonly known as a “say‑on‑pay” proposal. Although this advisory vote is not binding upon the Board of Directors or the Company, the Board of Directors and the Compensation Committee of the Board of Directors (the “Compensation Committee”) will review and consider the voting results when making future decisions regarding our executive compensation program.

What is the effect of the proposal to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm?

Selection of our independent registered public accounting firm is not required to be submitted to a vote of stockholders. The Sarbanes‑Oxley Act of 2002 requires the Audit Committee of our Board of Directors (the “Audit Committee”) to be directly responsible for the appointment, compensation, and oversight of the audit work of the independent registered public accounting firm. However, the Board of Directors has elected to submit the selection of Ernst & Young LLP as our independent registered public accounting firm to stockholders for ratification as a matter of corporate practice. If the stockholders fail to ratify the appointment, the Audit Committee will reconsider whether to retain Ernst & Young LLP, and may retain that firm or another firm without resubmitting the matter to our stockholders. Even if the appointment is ratified, the Audit Committee may, at its discretion, appoint a different independent registered public accounting firm at any time during the year.

Who counts the votes?

Broadridge Financial Solutions, Inc. will count all votes and serve as the inspector of election. The inspector of election will separately count affirmative and negative votes, abstentions, and broker non‑votes.

Who will pay for the cost of this proxy solicitation?

We will bear the cost of soliciting proxies. Proxies may be solicited on our behalf by the Company’s directors, officers, or employees in person or by telephone, electronic transmission, and facsimile transmission. No additional compensation will be paid to directors, officers, or other employees for soliciting proxies. In addition, D.F. King will solicit proxies from brokers, banks, nominees, and institutional investors or other stockholders at a cost of approximately $15,000 plus out‑of‑pocket expenses. We furnish copies of solicitation materials to banks, brokerage houses, fiduciaries, and custodians holding in their names shares of our common stock beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of our common stock for their costs of forwarding solicitation materials to such beneficial owners.

Why did I receive a one‑page notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

Pursuant to rules adopted by the SEC, we have elected to provide access to our proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials to our stockholders. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice of Internet Availability of Proxy Materials or request to receive an electronic copy or printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request an electronic copy or printed copy may be found in the Notice of Internet Availability of Proxy Materials. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. We encourage stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of the Annual Meeting.

When will Tribune Publishing announce the results of the voting?

We will report the voting results in a Current Report on Form 8‑K filed within four business days after the end of the Annual Meeting. If final voting results are unavailable at that time, we will file an amended Current Report on Form 8‑K within four business days of the day the final results are available. The Current Report on Form 8‑K, and any amendments, will be available at www.sec.gov and on our website at www.tribpub.com.

What are the requirements for admission to the Annual Meeting?

You are entitled to attend the Annual Meeting if you were a Company stockholder as of the close of business on the Record Date or you hold a valid proxy for the Annual Meeting. In order to be admitted to the Annual Meeting, you must present photo identification (e.g., a driver’s license or passport). In addition, if you are a stockholder of record, your name will be verified against the list of stockholders of record as of the Record Date. If your shares are held in the name of a broker, bank or other holder of record that holds your shares, you should provide a copy of the voting instruction card provided by your broker, bank, or other holder of record, or other similar evidence of your beneficial ownership of those shares. If you do not comply with these procedures, you may not be admitted to the Annual Meeting.

PROPOSAL 1: ELECTION OF DIRECTORS

Our Amended and Restated Certificate of Incorporation (“Restated Certificate”) and our Amended and Restated By‑Laws (“By‑Laws”) currently provide that the Board of Directors will be elected at the annual meeting of stockholders to serve one‑year terms or until their successors have been duly elected and qualified, or until their earlier death, resignation or removal.

Board Composition

As of April 15, 2016, the Board of Directors was composed of ten members:

		Board			Nominating and
		of	Audit	Compensation	Governance
Name	Age	Directors	Committee	Committee	Committee
Carol Crenshaw	59	*
Justin C. Dearborn	46	*
David E. Dibble	56	*	*	*
Michael W. Ferro, Jr.	49	**
Philip G. Franklin	64	*	**		*
Eddy W. Hartenstein	65	*
Renetta McCann	59	*		*	**
Richard A. Reck	66	*
Donald Tang	52	*
Ellen Taus	57	*	*	**

*     Member

**   Chairperson

Messrs. Dearborn, Dibble, Ferro, Franklin, Hartenstein, Reck, and Tang, and Ms. Crenshaw have consented to being named as Board nominees in this Proxy Statement and have each agreed to serve if elected. Management has no reason to believe that they will be unable to serve. If any of the Board nominees becomes unavailable to serve as a director, proxies will be voted for the election of such person as shall be designated by the Board of Directors, unless the Board chooses to reduce the number of directors serving on the Board. Mr. Ferro was elected to the Board in connection with the Purchase Agreement described in the “Policies and Procedures for the Review and Approval or Ratification of Transactions with Related Persons--Related Person Transactions” section of this proxy statement.

The Board of Directors Recommends a Vote “FOR” Each of the Board’s Nominees.

Carol Crenshaw

Ms. Crenshaw has served as a director since April 2016. She is the Chief Financial Officer and Vice President of Finance for The Chicago Community Trust, a community foundation dedicated to improving the Chicagoland region through strategic grant making, civic engagement and inspiring philanthropy. She joined The Chicago Community Trust in 1983 as assistant controller, was promoted to controller in 1984, and has served in her current role since 1994. Prior to joining The Chicago Community Trust, she was an auditor with the certified public accounting firm of KPMG Peat Marwick/Chicago. Ms. Crenshaw is a member of the Accounting Practices Committee of Community Foundations, a trustee of the John L. Patten Charitable Trust and a member of the board of directors of Northern Illinois University Foundation. Ms. Crenshaw is a certified public accountant and holds a B.S. from Northern Illinois University.

Specific qualifications, experience, skills and expertise that led to the Nominating and Corporate Governance Committee’s conclusion that Ms. Crenshaw was qualified to serve on the Board include:

•	Operating and management experience;

•	Expertise in finance and financial reporting; and

•	Core business skills, including financial, audit and strategic planning.

Justin C. Dearborn

Mr. Dearborn has served as Chief Executive Officer of Tribune Publishing and a director since February 2016.  Prior to joining the Company, Mr. Dearborn was Chief Executive Officer and a director of Merge Healthcare Incorporated (“Merge”), an information technology company supplying radiology and cardio information solutions to healthcare providers. Merge was a publicly-traded company until its acquisition by IBM in October 2015. Mr. Dearborn served as Chief Executive Officer, President, and Chief Financial Officer of Merge at various times from 2008 to 2016. From January 2007 to June 2008, Mr. Dearborn served as managing director at Merrick Ventures, LLC (“Merrick Ventures”), a venture capital and private equity firm focused on big data, deep learning, and content aggregation and distribution technologies. Prior to Merrick Ventures, he served in various executive and senior management positions for Click Commerce, Inc., a publicly-traded software and services company. Mr. Dearborn holds a B.S. in Accounting from Illinois State University and a J.D. from DePaul University.

Specific qualifications, experience, skills and expertise that led to the Nominating and Corporate Governance Committee’s conclusion that Mr. Dearborn was qualified to serve on the Board include:

•	Operating and management experience;

•	Core business skills, including operations and strategic planning; and

•	Deep understanding of the technology industry.

David E. Dibble

Mr. Dibble has served as a director since the consummation of the Company’s distribution and separation from Tribune Media Company (the “Distribution”) in August 2014. Mr. Dibble has been Chief Technology Officer for Cablevision Systems, a cable television and telecommunications company, since September 2014. Prior to that, he was at Yahoo!, Inc., an Internet company, from November 2008 to December 2013, where he held a variety of executive technology positions, including development of the company’s data centers and global technology infrastructure, and most recently served as its Executive Vice President, Central Technology. From 2005 to 2007, Mr. Dibble served as Chief Technology Officer and Executive Vice President at First Data Corporation, a global electronic payment processing company. Prior to that, he had served in various senior technology roles at JPMorgan Chase & Co., Charles Schwab & Co. and Fidelity Investments, which are financial institutions. Mr. Dibble is a graduate of the University of Kansas, where he earned his B.S. in economics and undertook three years of graduate studies in economics, mathematics, and computer science. Mr. Dibble currently serves on the Advisory Board of Elementum, a cloud‑based supply chain technology company. He previously served as a director of Hubub, Inc.

Specific qualifications, experience, skills and expertise that led to the Nominating and Corporate Governance Committee’s conclusion that Mr. Dibble was qualified to serve on the Board include:

•	Operating and management experience;

•	Core business skills, including operations and strategic planning; and

•	Deep understanding of the technology industry.

Michael W. Ferro, Jr.

 Mr. Ferro has served as Non-Executive Chairman of the Board of Directors since February 2016. Since 2007, he has been the Chairman and Chief Executive Officer of Merrick Ventures, LLC, a venture capital and private equity firm focused on big data, deep learning, and content aggregation and distribution technologies. From 2008 to 2015, Mr. Ferro served as Chairman of Merge. Merge was a publicly-traded company until its acquisition by IBM in October 2015. From 2011 until early 2016, Mr. Ferro served as Chairman of Wrapports, LLC, which owns various media properties including the Sun-Times Network, the Chicago Sun-Times, the Chicago Reader, Chicago.com, Aggrego, Thecube.com and Higi LLC. Mr. Ferro was co-founder of Click Commerce, Inc., an Internet software company.

Specific qualifications, experience, skills and expertise that led to the Nominating and Corporate Governance Committee’s conclusion that Mr. Ferro was qualified to serve on the Board include:

•	Operating and management experience;

•	Core business skills, including operations and strategic planning; and

•	Deep understanding of media and technology industries.

Philip G. Franklin

Mr. Franklin has served as a director since the Distribution in August 2014. Mr. Franklin is currently a consultant to Littelfuse, Inc., a manufacturer of electronic components, after retiring in April 2016 after 17 years of service as its Chief Financial Officer. Prior to joining Littelfuse in 1998, he was Vice President and Chief Financial Officer of OmniQuip International, a private equity sponsored roll‑up in the construction equipment industry. Previously, Mr. Franklin served as Chief Financial Officer for Monarch Marking Systems, a subsidiary of Pitney Bowes, and Hill Refrigeration. Earlier in his career, he worked in a variety of finance and general management positions at FMC Corporation. Mr. Franklin also currently serves as a director of TTM Technologies, Inc., where he is chairman of the audit committee. Mr. Franklin attended Dartmouth College, where he earned a bachelor’s degree in economics and an MBA at the Tuck School of Business.

Specific qualifications, experience, skills and expertise that led to the Nominating and Corporate Governance Committee’s conclusion that Mr. Franklin was qualified to serve on the Board include:

•	Operating and management experience;

•	Core business skills, including financial and strategic planning; and

•	Expertise in finance and financial reporting.

Eddy W. Hartenstein

Mr. Hartenstein has served as a director since the Distribution in August 2014 and was the Non-Executive Chairman from August 2014 until February 2016. From August 2008 until the Distribution, Mr. Hartenstein served as Publisher and Chief Executive Officer of the Los Angeles Times, where he was responsible for all aspects of print, digital and mobile operations of the country’s largest metropolitan daily news organization, as well as those of the Los Angeles Times Media Group’s portfolio. Prior to Tribune Media Company’s January 2013 change of ownership, he was also President and Chief Executive Officer of Tribune Media Company, one of the country’s leading multimedia companies, operating businesses in publishing, digital and broadcasting. Until July 2014, he was a member of the Board of Directors of Tribune Media Company and until the Distribution, continued to serve as special advisor to the Chief

Executive Officer of Tribune Media Company. Previously, Mr. Hartenstein presided over the birth and growth of the satellite television industry. As a Vice President of Hughes Communications in 1981, he expanded Hughes’s acquisition and deployment of commercial communications satellites which served the broadcast and cable programming industries. In 1990, he was named President of a Hughes‑owned subsidiary founded to develop direct‑to‑home satellite TV service. Mr. Hartenstein then transformed the concept into one of the most successful new product launches in consumer electronics history, propelling what became known as DirecTV into the nation’s leading digital, multichannel television service and helping establish digital TV as an innovative entertainment and distribution medium. He served as DirecTV’s Chairman and Chief Executive Officer through 2004, when the company was sold to News Corp. Currently, Mr. Hartenstein is a board member at Avago Technologies Ltd., City of Hope, SanDisk and Sirius XM Radio, where he also serves as lead independent director. In 2008, he was inducted into the Consumer Electronics Association Hall of Fame and in 2007 he received an Emmy® from the National Academy of Television Arts and Sciences for Lifetime Achievement. He was inducted into the Broadcasting & Cable Hall of Fame in 2002 and the National Academy of Engineering (NAE) in 2001. Mr. Hartenstein holds Bachelor of Science degrees in aerospace engineering and mathematics from California State Polytechnic University, Pomona and a Master of Science degree from Cal Tech.

Specific qualifications, experience, skills and expertise that led to the Nominating and Corporate Governance Committee’s conclusion that Mr. Hartenstein was qualified to serve on the Board include:

•	Operating and management experience;

•	Core business skills, including financial and strategic planning; and

•	Deep understanding of our company, its history and culture.

Richard A. Reck

Mr. Reck has served as a director since April 2016. He is the founder and President of Business Strategy Advisors LLC, a business strategy consultancy firm that focuses on serving technology-based and entertainment companies, and has served in such capacity since August 2002. Mr. Reck joined the certified public accounting firm of KPMG LLP in June 1973 and remained employed there until his retirement as a partner in July 2002. He currently serves on the board of directors, as well as the audit and compensation committees, of Interactive Intelligence, Inc., a public communications software company, and on the board of directors, as well as the audit committee, of Advanced Life Sciences Holdings, Inc., a public biopharmaceutical company that has been inactive since 2011. He previously served on the board of directors of Merge. Merge was a publicly-traded company until its acquisition by IBM in October 2015. Mr. Reck also serves on the board of directors of SilkRoad, Inc., a private multinational human capital management software company, and the board of advisors of Ultra Corporation, a private IT consultancy firm.  Mr. Reck is a registered certified public accountant in Illinois and holds a B.A. from DePauw University and an M.B.A. in Accounting from the University of Michigan.

Specific qualifications, experience, skills and expertise that led to the Nominating and Corporate Governance Committee’s conclusion that Mr. Reck was qualified to serve on the Board include:

•	Operating and management experience;

•	Expertise in finance and financial reporting; and

•	Core business skills, including financial, audit and strategic planning; and

Donald Tang

 Mr. Tang has served as a director since April 2016. He is founder and Managing Partner of Tang Media Partners, an organization focusing on the global entertainment and media business with particular emphasis on transactions between China and the United States, and he has served in such capacity since January 2015. Since October 2011, he has been Managing Partner of Roselaine, LLC, an advisory/consulting company, and since November 2014, he has been President of Daley & Tang Securities LLC, a strategic advisory company firm. From October 1992 to September 2008, Mr. Tang served in various capacities at Bear Stearns, including Vice Chairman of Bear Stearns & Co., Chairman and President of Bear Stearns International Holdings, and Chairman and CEO of Bear Stearns Asia, Ltd.  During his time with Bear Stearns, Mr. Tang was responsible for developing five product areas, including equities, fixed income, investment banking, wealth management, and derivatives. Mr. Tang did undergraduate work at the East China Institute of Technology in Shanghai, and holds a B.S. from California State University Polytechnic of Pomona.

Specific qualifications, experience, skills and expertise that led to the Nominating and Corporate Governance Committee’s conclusion that Mr. Tang was qualified to serve on the Board include:

•	Expertise in finance and financial reporting;

•	Core business skills, including financial, audit and strategic planning; and

•	Deep understanding of the media industry.

CORPORATE GOVERNANCE

Board of Directors

During the fiscal year ended December 27, 2015, the Board of Directors met 17 times, the Audit Committee held seven meetings, the Compensation Committee held ten meetings and the Nominating and Corporate Governance Committee held five meetings. No incumbent director attended fewer than 75% of the meetings of the Board and standing Board committees on which he or she served during his or her term of service. Two of our directors attended the 2015 Annual Meeting.

The New York Stock Exchange (“NYSE”) listing rules (“NYSE Rules”) require that a majority of our Board of Directors be “independent directors,” as defined in NYSE Rule 303A.01. The Board, following the review and recommendation of the Nominating and Corporate Governance Committee of the Board, reviewed the independence of the persons who served as our directors, including whether specified transactions or relationships exist currently, or existed during the past three years, between our directors, or certain family members or affiliates of our directors, and the Company and our subsidiaries, certain other affiliates, or our independent registered public accounting firm. As a result of the review, the Board determined that during fiscal 2015, all of the then current directors, except for John H. Griffin, Jr., who served as our President and Chief Executive Officer and as a director until February 2016, and Mr. Hartenstein, who was an employee within the past three years, were “independent” under the applicable NYSE Rules described above. With respect to the current members of our Board of Directors, the Board has determined that all of the current directors, except for Mr. Dearborn, who is an employee, and Mr. Hartenstein, who was an employee within the past three years, are independent under the applicable NYSE Rules. In making the independence determinations, the Board considered the longstanding relationship that Mr. Ferro has with Mr. Dearborn and the fact that Mr. Ferro serves as chair of the board of The Chicago Community Trust and Ms. Crenshaw is the Chief Financial Officer and Vice President of Finance of that organization.

Our independent directors and our non‑management directors have the opportunity to meet in executive session to consider such matters as they deem appropriate, without management being present, as a regularly scheduled agenda item for Board and committee meetings, as appropriate. The Chairman of the Board of Directors (for non‑management executive sessions of the Board), the chairperson of the Audit Committee or the Chairman of the Board, if that person is an independent director (for executive sessions of the independent directors), and the chairperson of each committee (for committee executive sessions) act as the chair of the applicable executive sessions.

Board Leadership Structure and Role in Risk Oversight

The Company’s Corporate Governance Guidelines provide that it is the policy of the Board that it may choose in its discretion whether to separate or combine the offices of Chairman and Chief Executive Officer on a case‑by‑case basis. Our Board believes that it should have the flexibility to make this determination as circumstances require and in a manner that it believes is best to provide appropriate leadership for our Company. If the Board chooses to combine the offices of Chairman and Chief Executive Officer, a Lead Director will be appointed annually by the independent directors. The Board believes that its current leadership structure, with Mr. Ferro serving as Non‑Executive Chairman and Mr. Dearborn serving as Chief Executive Officer, is appropriate because it enables the Board as a whole to engage in oversight of management, promote communication between management and the Board and oversee governance matters while allowing our Chief Executive Officer to focus on his primary responsibility for the operational leadership and strategic direction of the Company. The Board does not believe that its role in risk oversight has affected the Board’s leadership structure. Stockholders may access a copy of the Company’s Corporate Governance Guidelines on our website at www.tribpub.com.

The Board of Directors considers oversight of the Company’s risk management efforts to be a responsibility of the entire Board (as reported by and through the appropriate committee in the case of risks that are under the purview of a particular committee). Management provides the full Board regular updates on major Company initiatives, strategies, and related risks. The Compensation Committee provides oversight of the Company’s pay policies and practices, including risks associated with executive compensation. The Nominating and Corporate Governance Committee oversees risks associated with corporate governance and Board composition, including the independence of Board members. The Audit Committee receives the results of a risk assessment designed to identify and assess key risks associated with the achievement of the Company’s strategic objectives. The Audit Committee also receives periodic reports regarding internal audits, which include management action plans designed to mitigate deficiencies and related risks. The Audit Committee also provides oversight concerning key financial risks and, pursuant to its charter, discusses Company policies with respect to risk assessment and risk management.

The chairperson of the relevant Board committee reports on its discussions to the full Board of Directors during the committee reports portion of the applicable Board meeting. The full Board also has access to all committee materials and attends many of the committee meetings. This enables the Board and its committees to coordinate the risk oversight role regarding, for example, compensation and governance‑related risks.

Board Committees

The Board of Directors has established the following standing committees: Audit, Compensation, and Nominating and Corporate Governance. The Board may, by resolution passed by a majority of the Board, from time to time, appoint other committees to address special projects or matters of interest to the Board.

All of the members of each of the standing committees meet the criteria for independence prescribed by the NYSE. Membership of the standing committees is determined periodically by the Board of Directors. Adjustments to committee assignments may be made at any time. As of April 15, 2016, membership of each standing committee was as set forth above under “Board Composition.”

The Board of Directors has adopted a written charter for each standing committee. Stockholders may access a copy of each standing committee’s charter on our website at www.tribpub.com. A summary of the duties and responsibilities of each committee is set forth below.

Audit Committee

The primary purposes of the Audit Committee are: (a) to assist the Board in overseeing (i) the quality and integrity of the Company’s financial statements, (ii) the qualifications and independence of the Company’s independent auditor, (iii) the performance of the Company’s internal audit function and independent auditor, (iv) the Company’s compliance with legal and regulatory requirements, and (v) management’s process to assess and manage the Company’s enterprise risk issues; and (b) to prepare the report of the Audit Committee required to be included in the Company’s annual proxy statement under the rules of the SEC.

The Audit Committee has the sole authority to appoint or replace the independent auditor. The Audit Committee has the direct responsibility for the compensation, retention and oversight of the work of each independent auditor engaged by the Company for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for the Company, and each such independent auditor reports directly to the Audit Committee. The Audit Committee is responsible for resolving disagreements between management and each such independent auditor regarding financial reporting. The Audit Committee has established policies and procedures for the review and pre‑approval by the Audit Committee of all auditing services and permissible non‑audit services (including the fees and terms thereof) to be performed by the independent auditor.

The Audit Committee meets with our independent auditor at least quarterly, prior to releasing our quarterly results, to review the results of the independent auditor’s interim reviews or annual audit before the results are released to the public or filed with the SEC or other regulators. The Audit Committee also meets at least once every quarter in separate sessions with management and with the Company’s internal auditor. In addition, the Audit Committee reviews and comments on the quality of our accounting principles and financial reporting and controls, the adequacy of staff, and the results of procedures performed in connection with the audit process. Pursuant to its charter, the Audit Committee is required to meet at least once per quarter.

The charter of the Audit Committee requires that it be composed of at least three directors, all of whom meet the independence requirements relating to directors and audit committee members (a) of the NYSE and (b) under Section 10A(m) of the Securities Exchange Act of 1934 (the “Exchange Act”) and any related rules and regulations promulgated thereunder by the SEC. Each member of the Audit Committee is required to be financially literate, as such qualification is interpreted by the Board in its business judgment, or must become financially literate within a reasonable period of time after appointment to the Audit Committee. At least one member of the Audit Committee shall have accounting or related financial management expertise and satisfy the criteria to be an “audit committee financial expert” under the rules and regulations of the SEC, as interpreted by the Board in its business judgment. No member of the Audit Committee may serve on more than three audit committees of publicly traded companies (including our Audit Committee), unless the Board determines that such simultaneous service would not impair the ability of such member to serve on the Audit Committee.

The Board of Directors has determined that each member of the Audit Committee meets the independence and financial literacy requirements of the NYSE and the SEC. The Board has also determined that Mr. Franklin and Ms. Taus are “audit committee financial experts” under SEC rules, have accounting or related financial management experience, and have accounting or related financial management expertise under the NYSE Rules.

Compensation Committee

The purpose of the Compensation Committee is to assist the Board in fulfilling its responsibilities for establishing and administering the Company’s policies, programs and procedures for compensating its executives, including (a) to discharge the Board’s responsibilities relating to the compensation of the Company’s Chief Executive Officer and executive officers (collectively, the “Senior Management Group”), and the compensation of the independent directors of the Board, (b) to review an annual compensation discussion and analysis of executive compensation for inclusion in the proxy statement or annual report on Form 10‑K, and prepare any report of the Compensation Committee on executive compensation required by item 407(e)(5) of Regulation S‑K, and (c) to take such other actions relating to the compensation and benefits structure of the Company as the Compensation Committee deems necessary or appropriate.

The Compensation Committee’s charter reflects the responsibilities noted above and is reviewed regularly by the Compensation Committee. The charter also requires that the Compensation Committee be composed of at least three members who satisfy the independence requirements relating to directors and compensation committee members of the NYSE. Unless the Board shall determine otherwise, at least two members of the Compensation Committee are required to satisfy the requirements of a “Non‑Employee Director” for purpose of Rule 16b‑3 under the Exchange Act. In addition, subject to any applicable transition rule, as to any compensation plan that is intended to be administered in a manner consistent with Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), at least two members of the Compensation Committee are required to satisfy the requirements of “outside director” for purposes of Section 162(m) of the Code and the regulations thereunder. The Board has determined that each member of the Compensation Committee meets the NYSE independence requirements and at least two members of the Compensation Committee meet such other requirements. The Compensation Committee meets throughout the year at scheduled and special times and takes actions by written consent when necessary.

Pursuant to its charter, the Compensation Committee may, without further approval by the Board, retain or terminate, as it determines to be necessary or advisable, a compensation consultant or other advisors, including outside accounting and legal advisors, to assist in the evaluation of the compensation of members of the Senior Management Group and any non‑employee directors or any other compensation‑related matter, and commission special studies, when deemed necessary or appropriate, on any matter of concern relating to overall corporate organization, compensation practice or compensation policy for the Company. To the extent permitted by applicable law, regulations, and NYSE, the Compensation Committee may form and delegate authority to subcommittees and may delegate authority to one or more designated members of the Compensation Committee or of the Board, or to an officer or committee of officers, to perform certain duties on its behalf.

The Compensation Committee reports frequently to the Board of Directors and maintains open communication with the Company’s Chief Executive Officer, independent consultants, and internal human resources professionals. The Compensation Committee holds regularly scheduled meetings. Other meetings may be called by the Compensation Committee’s chairperson or at the direction of the Board.

Compensation Consultant

Pursuant to the Compensation Committee’s charter, as outlined above, the Compensation Committee may engage outside consultants to assist it in meeting its responsibilities. In January 2015, the Compensation Committee retained Willis Towers Watson (the “Compensation Consultant”) as its compensation consultant to assist with peer group analysis, director compensation analysis, risk assessment of the Company’s compensation programs, and other services upon request. The Compensation Committee has reviewed the independence of the Compensation Consultant based on the criteria established by the SEC and determined that there were no conflicts of interest. The Compensation Consultant did not provide any other services to the Company and only received fees from the Company on behalf of the Compensation Committee.

Role of Executives in Establishing Executive Compensation

With support from the Company’s human resources department, our Chief Executive Officer prepared and provided recommendations to the Compensation Committee on the following items: base salaries for current executives, the design of the short‑term and long‑term incentive plans for executives, and the grant value of equity awards provided to executives. The Chief Executive Officer assisted in the review of compensation studies and proposed incentive plans, including proposing specific performance goals to be reviewed by the Compensation Committee with respect to short‑term and long‑term executive compensation. The Chief Executive Officer, the General Counsel or Assistant General Counsel, members of the human resources department and the Compensation Consultant attended the Compensation Committee meetings that related to executive compensation to assist the Compensation Committee with its review; however, the executives did not attend the executive sessions of the meetings. In connection with reviewing and determining executive compensation, the Compensation Committee asked the Chief Executive Officer to provide recommendations for compensation levels for the executives. The Compensation Committee uses this information along with, among other information, survey data and market studies to determine executive compensation.

Compensation Committee Interlocks and Insider Participation

None of the members of our Compensation Committee in fiscal 2015 was, at any time during fiscal 2015 or at any other time, an officer or employee of the Company, and none had or has any relationships with the Company that are required to be disclosed under Item 404 of Regulation S‑K. None of the Company’s executive officers has served as a member of the board of directors, or as a member of the compensation or similar committee, of any entity that has one or more executive officers who served on our Board or Compensation Committee during fiscal 2015.

Nominating and Corporate Governance Committee

The primary purposes of the Nominating and Corporate Governance Committee are to assist the Board in fulfilling its responsibilities by: (a) identifying individuals qualified to become directors and selecting, or recommending that the Board select, the candidates for all director positions to be filled by the Board or by the stockholders; (b) developing and recommending to the Board a set of corporate governance guidelines applicable to the Company; and (c) otherwise taking a leadership role in shaping the corporate governance of the Company.

The charter of the Nominating and Corporate Governance Committee requires that the Nominating and Corporate Governance Committee be composed of at least two directors, each of whom meets the independence standards of the NYSE. The Board has determined that each member of the Nominating and Corporate Governance Committee meets such requirements.

As noted above, the Nominating and Corporate Governance Committee is responsible for making recommendations to the Board of Directors concerning nominees for election as directors and nominees for Board vacancies. To fulfill this role, the Nominating and Corporate Governance Committee has sole authority to retain and terminate any search firm that is used to identify director candidates and retains the sole authority to approve fees and other retention terms relating to search firms. The Nominating and Corporate Governance Committee may also retain independent counsel and other professionals to assist it without seeking Board approval with respect to the selection, fees, or terms of engagement of any such advisors.

Pursuant to its charter, the Nominating and Corporate Governance Committee may, without further approval by the Board, obtain such advice and assistance, including, without limitation, the performance of special reviews and other procedures, from outside legal or other advisors, and the selection, retention and termination of a consultant or search firm to be used to identify director candidates, as the Nominating and Corporate Governance Committee determines to be necessary or advisable in connection with the discharge of its duties and responsibilities.

The Nominating and Corporate Governance Committee is required to meet at least once each fiscal year, and may have such additional meetings as the chairperson or a majority of its members deem necessary or desirable for the Nominating and Corporate Governance Committee to carry out its duties.

The Nominating and Corporate Governance Committee reviews annually the appropriate skills and characteristics required of directors in light of the current composition of the Board of Directors. When assessing a director candidate’s qualifications, the Nominating and Corporate Governance Committee will consider, among other factors, diversity, and balance of inside, outside and independent directors. The Nominating and Corporate Governance Committee will also consider the general qualifications of the potential nominees, such as: integrity and honesty; the ability to exercise sound, mature and independent business judgment in the best interests of the stockholders as a whole; a background and experience with media, including broadcasting, digital and publishing, finance or marketing or other fields which will complement the talents of the other Board members; willingness and capability to take the time to actively participate in Board and committee meetings and related activities; ability to work professionally and effectively with other Board members and the Company’s management; availability to remain on the Board long enough to make an effective contribution; satisfaction of relevant independence standards; and absence of material relationships with competitors or other third parties that could present realistic possibilities of conflict of interest or legal issues. The Nominating and Corporate Governance Committee does not have a formal policy with respect to diversity, which includes age, geography, professional, and other factors; however, the Nominating and Corporate

Governance Committee and the Board believe it is essential to have directors representing diverse viewpoints. Diversity is one factor considered by the Nominating and Corporate Governance Committee in determining the needs of the Board and evaluating director candidates to fill such needs.

The Nominating and Corporate Governance Committee will consider qualified director candidates recommended by the Company’s stockholders. The Nominating and Corporate Governance Committee evaluates the qualifications of candidates properly submitted by stockholders in the same manner as it evaluates the qualifications of director candidates identified by the Nominating and Corporate Governance Committee or the Board of Directors. Stockholders can recommend director candidates by following the instructions outlined below under “Additional Information—Consideration of Stockholder‑Recommended Director Nominees.” No nominations for director were submitted to the Nominating and Corporate Governance Committee for consideration by any of the Company’s stockholders in connection with the Annual Meeting.

DIRECTOR COMPENSATION

The following table shows compensation earned by or paid to non‑employee directors who served as directors for 2015. Mr. Griffin, our Chief Executive Officer during 2015, did not receive additional compensation for his service on the Board of Directors in 2015. The compensation of Mr. Griffin is described in the “2015 Summary Compensation Table.”

2015 Director Compensation Table

	Fees Earned or	Stock
Name	Paid in Cash ($)	Awards ($)(1)	Total ($)
David E. Dibble	70,000	100,002	170,002
Philip G. Franklin	90,000	100,002	190,002
Eddy W. Hartenstein	70,000	175,007	245,007
Renetta McCann	80,000	100,002	180,002
Ellen Taus	85,000	100,002	185,002

(1)

As of December 27, 2015, non-employee members of the Board of Directors had the following aggregate number of restricted stock units outstanding:  Mr. Dibble, 6,789; Mr. Franklin, 6,789; Mr. Hartenstein, 11,881; Ms. McCann, 6,789; and Ms. Taus, 6,789.  The dollar amounts in this column reflect the aggregate grant date fair value computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation – Stock Compensation (“FASB ASC Topic 718”) for awards granted during the fiscal year ended December 27, 2015 excluding the effect of any estimated forfeitures. Assumptions used in the calculation of these amounts are described in footnotes 3 and 16 to the Company’s audited financial statements included in the Annual Report. On May 27, 2015, each non-employee director received an annual award of 6,789 restricted stock units with a grant date fair value of $100,002 and Mr. Hartenstein, as Chair of the Board, received an additional award of 5,092 restricted stock units with a grant date fair value of $75,005, each such restricted stock unit award vests on the earlier of (a) the first anniversary of the grant date and (b) the day immediately prior to the first annual meeting of stockholders of the Company after the grant date, and if unvested, is forfeited upon a director’s termination of service.

Time, Manner and Components of Compensation

In 2015, annual cash retainers for service as a director or committee chairperson were paid in quarterly installments at the beginning of each fiscal quarter. Directors were also reimbursed for reasonable Company‑related travel expenses. The annual equity retainer for 2015 was made following the annual meeting of stockholders. The terms of the restricted stock units granted are described in footnote 1 to the table above.

For 2015, the components of the Company’s standard non‑employee director cash and equity compensation were:

Compensation Paid to Non‑Employee Directors
Annual retainer	$70,000
Annual restricted stock unit award	$100,000
Additional Compensation for Board Chair and Committee Chairs
Non‑Employee Board Chair—annual equity retainer of a restricted stock unit award	$75,000
Audit Committee Chair—annual cash retainer	$20,000
Compensation Committee Chair—annual cash retainer	$15,000
Nominating and Corporate Governance Committee Chair—annual cash retainer	$10,000

(1)Awards were granted based on grant date fair value.

For additional information regarding the stock holdings of our non‑employee directors, see “Security Ownership of Certain Beneficial Owners, Directors, and Management.”

In April 2016, the Board of Directors modified the non-employee director compensation program, effective as of the 2016 Annual Meeting, to replace the cash retainers with restricted stock unit awards that will be subject to a one-year vesting schedule. The restricted stock unit awards will be granted pursuant to the Company’s 2014 Omnibus Incentive Plan, following the election or re‑election, as applicable, of non‑employee directors to the Board at the annual meeting of stockholders.

PROPOSAL 2: ADVISORY VOTE TO APPROVE COMPENSATION OF NAMED EXECUTIVE OFFICERS

In accordance with Section 14A of the Exchange Act, we are providing our stockholders with an opportunity to approve, on a nonbinding, advisory basis, the compensation of our Named Executive Officers. This advisory proposal is commonly referred to as a “say‑on‑pay” proposal. Although this advisory vote is not binding upon the Board of Directors, our Board and Compensation Committee will review and consider the voting results of this vote when making future decisions regarding our Named Executive Officer compensation and related executive compensation program.

As discussed under the “Compensation Discussion and Analysis” section of this proxy statement, our executive compensation program is designed to attract, retain and motivate superior executive talent, including our Named Executive Officers, who are critical to our success. We seek to align pay and performance by making a significant portion of our Named Executive Officers’ compensation dependent on:

•	the achievement of specific annual and long‑term strategic or financial goals; and

•	the realization of increased stockholder value.

Please read the “Compensation Discussion and Analysis” section of this proxy statement, the accompanying tables, and the related narrative disclosures for a description of our executive compensation program, including information about the fiscal year 2015 compensation of our Named Executive Officers.

We are asking our stockholders to support our Named Executive Officer compensation described in this proxy statement. Your vote is not intended to address any specific item of our compensation program, but rather our overall approach to the compensation of our Named Executive Officers described in this proxy statement. Our Board and Compensation Committee believe our overall program effectively implements our compensation approach and achieves our goals. Accordingly, we ask you to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the stockholders approve, on an advisory basis, the compensation of the Company’s Named Executive Officers, as disclosed in the Compensation Discussion and Analysis, the accompanying tables, and related narrative in the Proxy Statement for the Company’s Annual Meeting of Stockholders.”

The Board of Directors Recommends a Vote “FOR”

the Advisory Resolution to Approve the Compensation of Our Named Executive Officers.

PROPOSAL 3: APPROVAL OF THE 2014 OMNIBUS INCENTIVE PLAN, AS AMENDED

At the Annual Meeting, our stockholders will be asked to approve the Company’s 2014 Omnibus Incentive Plan, as amended (“Omnibus Incentive Plan”) to increase the number of shares available for issuance under the Omnibus Incentive Plan by 2,800,000 shares from 2,542,361 to 5,342,361 and make certain other amendments described below.

The Board, the Compensation Committee and Tribune Publishing management believe that the Omnibus Incentive Plan is an essential component of our compensation program, allowing us the ability to compensate our employees, consultants, advisers and non-employee directors whose contributions are important to our success by offering them the opportunity to participate in our future performance, while at the same time providing an incentive to build long-term stockholder value. The effective use of incentive compensation is vital to the Company’s ability to recruit, hire and retain the individuals required to successfully execute the Company’s strategic plans and achieve performance in the future by providing a link between compensation and long-term stockholder value creation.

In the event that the required votes to approve the Omnibus Incentive Plan are not obtained, the amendments included in the Omnibus Incentive Plan will not become effective and the Company will continue to make grants of awards pursuant to the terms of the Omnibus Incentive Plan as in effect prior to amendment.

Highlights of the Omnibus Incentive Plan

The Omnibus Incentive Plan includes several features that are consistent with the interests of our stockholders and sound corporate governance practices, including the following:

•  No automatic share replenishment or “evergreen” provision.  There is no evergreen feature pursuant to which the shares authorized for issuance under the Omnibus Incentive Plan can be automatically replenished.

•  Added minimum vesting schedule of at least one year on vast majority of awards.  As part of the amendment of the Omnibus Incentive Plan, a specific provision was added that awards with respect to at least 95% of the shares that are authorized to be issued under the Omnibus Incentive Plan must have a vesting schedule of at least one year.

•  Added limitation on discretion to accelerate vesting of awards.  As part of the amendment of the Omnibus Incentive Plan, a specific provision was added that limits the ability of the Plan Committee (defined below) to use its discretion after the grant of awards to accelerate their vesting other than in relation to a change in control or a participant’s death or disability.

•  Double-trigger change in control vesting.  Awards assumed by a successor company in connection with a change in control will not automatically vest and pay out solely as a result of the change in control.

•  No liberal change in control definition.  Change in control benefits are triggered only by the consummation, rather than stockholder approval, of a merger or other change in control event.

•  No discounted stock options or SARs.  All stock options and SARs must be issued with an exercise or grant price at fair market value.

•  No repricing without stockholder approval.  Repricing or other exchanges or buyouts of stock options and SARs are prohibited without prior stockholder approval.

•  No dividends on stock options or SARs.  No dividends or dividend equivalents accrue on stock options or SARs.

•  No dividends on unearned performance awards.  No dividends or dividend equivalents are paid on performance-based awards before they are earned.

•  No tax gross ups.  The Omnibus Incentive Plan does not provide for the gross-up of any excise tax liability on awards.

•  Awards subject to forfeiture/clawback.  The Omnibus Incentive Plan makes awards subject to the Company’s clawback policy.

•  No reload options.  The Omnibus Incentive Plan does not provide for the grant of reload stock options.

•  Administration by an independent committee.  The Omnibus Incentive Plan is administered by the Compensation Committee whose members are all independent directors.

Share Reserve

 The Omnibus Incentive Plan is the Company’s primary equity incentive plan.  Currently, there are no other equity incentive plans from which the Company can issue options and stock units.  As of December 27, 2015, only 359,301 shares remained available for the future grant of equity awards under the Omnibus Incentive Plan.

The Board of Directors believes that the Omnibus Incentive Plan has contributed to strengthening the incentive of participating employees to achieve the objectives of the Company and its stockholders by encouraging employees to acquire a greater interest in the Company.  The Compensation Committee believes that additional shares should be reserved for use under the Omnibus Incentive Plan to enable the Company to attract and retain high performing key employees through the granting of awards under the Omnibus Incentive Plan.

In setting the number of proposed additional shares issuable under the Omnibus Incentive Plan, the Compensation Committee considered a number of factors including:  shares currently available under the Omnibus Incentive Plan, how long the shares available are expected to last, historical equity award granting practices, impact of equity awards under the Omnibus Incentive Plan and expected value transfer and dilution.

In fiscal years 2014 and 2015, the Company used 1,985,288 of the shares authorized under the Omnibus Incentive Plan to make equity awards.  The approximate annual “run rate” for fiscal years 2014 and 2015 was on average 3.86% per year, based on the number of shares of Common Stock outstanding as reported in the Form 10-Ks for each of the two fiscal year end periods.  Based on our current grant practices, stock price, and competitive pay practices, we estimate that the increased share reserve will allow us to continue to grant additional equity awards for approximately one (1) to two (2) years.  In fiscal year 2013, Tribune Media Company granted stock options and restricted stock units to employees who became our employees after the spin-off.  These stock options and restricted stock units were converted into Tribune Publishing Company common stock upon the consummation of the spin-off.  This conversion resulted in 739,652 shares being reduced from the shares available to grant from the Omnibus Incentive Plan.

The equity overhang, which represents the potential dilution to which the Company’s stockholders are exposed as a result of stock-based compensation that may be awarded under all of our equity plans, is 13.97% calculated as (x) the sum of (i) total shares issuable upon exercise of outstanding stock options and vesting of outstanding restricted stock and restricted stock units plus (ii) total shares available for future awards divided by (y) shares of common stock outstanding, plus (b) the number represented by clause (x).

Summary of the Omnibus Incentive Plan

The complete text of the Omnibus Incentive Plan is attached to this proxy statement as Appendix A.  The following description of the Omnibus Incentive Plan is a summary of certain provisions of the Omnibus Incentive Plan and is qualified in its entirety by reference to the full text of the Omnibus Incentive Plan.

Purpose

The purposes of the Omnibus Incentive Plan are to attract and retain key personnel, including non-employee directors, and to provide a means whereby directors, officers, employees, consultants and advisors of Tribune Publishing and its affiliates can acquire and maintain an equity interest in Tribune Publishing, or be paid incentive compensation, thereby strengthening their commitment to the welfare of Tribune Publishing and its affiliates and aligning their interests with those of the stockholders of Tribune Publishing.

Eligibility

Persons who serve as employees, officers, non-employee directors, consultants and advisors of Tribune Publishing or its affiliates are eligible to be granted awards under the Omnibus Incentive Plan.  As of April 1, 2016, approximately 7,165 employees and nine non-employee directors were eligible to participate in the Omnibus Incentive Plan.

Administration

The Omnibus Incentive Plan is administered by the Compensation Committee or such other committee as the Board may from time to time designate (the “Plan Committee”). Among other things, the Plan Committee has the authority to select individuals to whom awards may be granted, to determine the type of award as well as the number of shares of Tribune common stock to be covered by each award, and to determine the terms and conditions of any such awards. The Plan Committee may delegate all or any portion of this authority to any person or persons, other than with respect to awards to officers or directors of Tribune subject to the reporting requirements of Section 16(a) of the Exchange Act, and only to the extent that such delegation is permitted under applicable law. The Plan Committee, pursuant to the terms of the Omnibus Incentive Plan, also makes all other necessary decisions and interpretations under the Omnibus Incentive Plan.

Shares Subject to the Omnibus Incentive Plan

Under the Omnibus Incentive Plan, the Plan Committee may grant awards of various types of compensation, including stock options (which may be either incentive stock options or non-qualified stock options), stock appreciation rights (“SARs”), restricted stock and restricted stock units (“RSUs”), performance shares and performance units, dividend equivalents, cash awards and other types of equity-based awards.

The maximum number of shares of common stock of Tribune that may be issued under the Omnibus Incentive Plan will be 5,342,361, all of which may be issued in the form of incentive stock options. Shares issued under the Omnibus Incentive Plan may be authorized but unissued shares, shares held in the treasury of Tribune Publishing, shares purchased on the open market or by private purchase, or a combination of the foregoing.

For those awards intended to qualify as performance-based compensation under Section 162(m) of the Code, during a calendar year, no single participant may be granted (a) more than 950,000 (increased from 250,000 by the amendment) stock options, stock appreciation rights or any other award based solely on the increase in value of the common stock from the date of grant, (b) more than 950,000 (increased from 200,000 by the amendment) performance shares, performance units to be settled in common stock or other stock-based awards, or (c) performance units to be settled in cash or cash awards with a value of more than $10,000,000 (increased from $3,000,000 by the amendment) (or the equivalent of such amount denominated by the participant’s local currency).

Any shares covered by an award granted under the Omnibus Incentive Plan will be deemed to have been used in settlement of awards whether or not they are actually delivered, provided that if the fair market value equivalent of such shares is paid in cash, such shares will again become available for other awards under the Omnibus Incentive Plan. In addition, any shares tendered or withheld to satisfy the grant or exercise price or tax withholding obligations pursuant to any award under the Omnibus Incentive Plan will again become available for issuance. To the extent that any award expires, terminates, is canceled or forfeited, including if shares are not issued on the settlement of awards, without the participant having received any benefit therefrom, the shares covered by such award will again become available for awards under the Omnibus Incentive Plan. The Omnibus Incentive Plan permits Tribune Publishing to issue substitute awards to service providers of companies acquired by Tribune Publishing, but those substitute awards would not count against the share maximum listed above.

The number of shares of common stock or other securities covered by outstanding awards (including the various maximum limitations), the number and kind of shares or other property that may be delivered under the Omnibus Incentive Plan, the exercise or purchase price of each outstanding award, and the other terms of outstanding awards, are subject to adjustment by the Plan Committee in the event of any dividend, recapitalization, stock split, reorganization, merger, spin-off, repurchase or other similar corporate transaction or event affecting the common stock (including, but not limited to, a change in control). Any such adjustment would not be considered repricing for purposes of the prohibition on repricing described below.

Awards with respect to at least 95% of the shares that are authorized to be issued under the Omnibus Incentive Plan must have a vesting schedule of at least one year.

The closing price of the Company’s common stock as reported on the New York Stock Exchange on April 1, 2016 was $7.91 per share.

Types of Awards

As indicated above, several types of grants can be made under the Omnibus Incentive Plan. A summary of these grants is set forth below.

Stock Options and Stock Appreciation Rights

The Plan Committee may grant awards of stock options and SARs under the Omnibus Incentive Plan. The stock options may be either “incentive stock options” (as that term is defined in Section 422 of the Code), which provide the recipient with favorable tax treatment, or options that are not incentive stock options (“non-qualified stock options”). The terms of options and SARs are determined by the Plan Committee and reflected in the award agreements, but the exercise period for any stock options and SARs awarded under the Omnibus Incentive Plan may not extend beyond ten years from the date of grant. The Plan Committee has the authority to determine the terms and conditions of the stock options and SARs, including the number of shares subject to each stock option and SAR, the vesting and exercise schedule of each stock option and SAR, and the exercise price of each option and strike price of each SAR (which must be at least the fair market value of the stock underlying the award on the date of grant).

The exercise price of the options (and any applicable required withholding taxes) will be payable in any manner approved by the Plan Committee or provided in an applicable award agreement which may include, but is not limited to, cash, Tribune Publishing common stock (valued at its fair market value on the date of exercise) or a combination thereof, or by a “cashless exercise” through a broker or by withholding shares otherwise receivable on exercise.

SARs are similar to stock options, except that no exercise price is required to be paid. Upon exercise of a SAR, the participant will receive payment equal to the increase in the fair market value of a share of common stock on the date of exercise over the strike price (which is no less than the fair market value of a share of common stock on the date of grant) times the number of shares of common stock as to which the SAR is being exercised. The payment will be made in cash, in shares of common stock of Tribune Publishing, or any combination thereof. Any fractional shares of common stock will be settled in cash.

The Omnibus Incentive Plan prohibits repricing of options and SARs without stockholder approval.

Restricted Stock and RSUs

The Plan Committee may grant awards of restricted stock and RSUs under the Omnibus Incentive Plan. The Plan Committee has the authority to determine the terms and conditions of the restricted stock and RSUs, including the restricted periods during which the awards are subject to forfeiture. Upon expiration of the restricted period with respect to restricted stock, the restricted stock will no longer be subject to forfeiture and, upon expiration of the restricted period with respect to each RSU, Tribune Publishing will deliver a share of common stock, or at the Plan Committee’s discretion, cash or a combination of shares of common stock and cash.

Performance Awards; Performance Criteria

The Plan Committee may grant awards of performance shares, performance units or cash awards (collectively, the “Performance Awards”) under the Omnibus Incentive Plan based upon the achievement of specified performance objectives or the occurrence of other events, as determined by the Plan Committee in its discretion. The Plan Committee has the authority to determine other terms and conditions of the Performance Awards, including conditioning payment on the participant’s completing a minimum period of service following the grant date.

The Plan Committee may establish performance goals applicable to any Performance Award. When establishing a performance goal, the Plan Committee will determine the performance cycle over which performance against the goal will be measured and the amount of cash or number or value of shares of common stock that may be earned based on the level of the performance goal achieved. Additional provisions that relate to the setting of the performance goal, certifying achievement of performance against the goal and the amount earned, and exercising negative discretion to reduce the amount earned and that apply to awards made to executive officers may be intended to meet the tax deductibility rules for “performance-based” compensation under Section 162(m) of the Code.

The Omnibus Incentive Plan provides that the Plan Committee may base the performance goals upon one or more of the following performance criteria: (A) net or operating income (before or after taxes); (B) earnings before income taxes, interest, depreciation and/or amortization (“EBITDA”); (C) net income before equity in earnings of unconsolidated affiliates, income taxes, loss on early debt extinguishment, interest expense, other (expense) income, realized gain (loss) on investments, stock-based compensation expense, related party management fees, reorganization items, restructuring charges, transaction expenses, and depreciation and amortization expense and net income attributable to noncontrolling interests (“Adjusted EBITDA”); (D) basic or diluted earnings per share or improvement in basic or diluted earnings per share; (E) sales (including, but not limited to, total sales, net sales and revenue growth); (F) net operating profit; (G) financial return measures (including, but not limited to, return on assets, capital, invested capital, equity, sales and revenue); (H) cash flow measures (including, but not limited to, operating cash flow, free cash flow, cash flow return on equity and cash flow return on investment); (I) productivity ratios (including, but not limited to, measuring liquidity, profitability and leverage); (J) share price (including, but not limited to, growth measures and total stockholder return); (K) expense/cost management targets; (L) margins (including, but not limited to, operating margin, net income margin, cash margin, gross, net or operating profit margins, EBITDA margins and Adjusted EBITDA margins); (M) operating efficiency; (N) market share or market penetration; (O) customer targets (including, but not limited to, customer growth and customer satisfaction); (P) working capital targets or improvements; (Q) economic value added; (R) balance sheet metrics (including, but not limited to, inventory, inventory turns, receivables turnover, net asset turnover, debt reduction, retained earnings, year-end cash, cash conversion cycle and ratio of debt to equity or to EBITDA); (S) workforce targets (including, but not limited to, diversity goals, employee engagement or satisfaction, employee retention and workplace health and safety goals); (T) implementation, completion or attainment of measurable objectives with respect to research and development, key products or key projects, lines of business, acquisitions and divestitures and strategic plan development and/or implementation; or (U) comparisons with various stock market indices, peer companies or industry groups or classifications with regard to one more of these criteria. At any time when Section 162(m) is not applicable to Tribune Publishing and the Omnibus Incentive Plan and at any time for awards not intended to qualify as performance-based awards under Section 162(m) or for persons whose compensation is not subject to Section 162(m) of the Code, performance goals may be based on such other criteria as may be determined by the Plan Committee. Performance criteria may be established on a company-wide basis or with respect to one or more business units, divisions or affiliates.

Performance goals may be expressed in absolute terms, or relative to (i) current internal targets or budgets, (ii) the past performance of Tribune Publishing (including the performance of one or more subsidiaries, divisions or operating units), (iii) the performance of one or more similarly situated companies, (iv) the performance of an index covering a peer group of companies or (v) other external measures of the selected performance criteria. When establishing performance goals for a performance cycle, the Plan Committee may determine that any or all unusual or infrequently occurring items as identified in the financial statements and related notes thereto, prepared in accordance with U.S. generally accepted accounting principles, or management’s discussion and analysis in the annual report, including, but not limited to, the charges or costs associated with restructurings of Tribune Publishing, discontinued operations, extraordinary items, capital gains and losses, dividends, repurchase of shares, litigation, other unusual or infrequently occurring items, and the cumulative effects of accounting changes shall be excluded from the determination as to whether the performance goals have been met. Except in the case of awards intended to be performance-based compensation under Section 162(m) of the Code to the extent that such adjustments would cause the awards not to be performance-based compensation under Section 162(m) of the Code, the Plan Committee may also adjust the performance goals for any performance cycle as it deems equitable in recognition of unusual or non-recurring events affecting Tribune Publishing, changes in applicable tax laws or accounting principles, or such other factors as the Plan Committee may determine.

Other Stock-Based Awards

The Plan Committee may grant other equity-based or equity-related awards not otherwise described by the terms of the Omnibus Incentive Plan.

Dividends and Dividend Equivalents

The Plan Committee may, in its discretion, grant dividends or dividend equivalents to a participant in tandem with another award or as freestanding awards. Except in the event of a corporate transaction that results in the adjustment of such awards under the provisions of the Omnibus Incentive Plan, no dividend equivalents may be credited in respect of options or SARs.

Effect of a Change in Control

Upon a change in control, no cancellation, acceleration of exercisability or vesting, lapse of any restricted period or settlement or other payment shall occur with respect to any outstanding awards, if the Plan Committee reasonably determines in good faith, prior to the occurrence of the change in control, that such outstanding awards will be honored or assumed or new rights substituted therefor (such honored, assumed or substituted awards, “Alternative Awards”). Alternative Awards must provide a participant with substantially equivalent rights and entitlements and provide for accelerated vesting in the event a participant’s employment is terminated without “cause” within 12 months after the change in control.

If the Plan Committee reasonably determines in good faith, prior to the occurrence of the change in control, that no Alternative Awards will be provided, then, (A) each outstanding option and SAR will vest and be canceled in exchange for a cash payment equal to (x) the excess, if any, of the change in control price over the exercise price of such option or SAR, multiplied by (y) the aggregate number of shares of common stock covered by such award; (B) each outstanding Performance Award with a performance cycle in progress at the time of the change in control shall be deemed to be earned and become vested and paid out based on the performance goals achieved as of the date of the change in control (which performance goals shall be pro-rated, if necessary or appropriate, to reflect the portion of the performance cycle that has been completed), and all other Performance Awards shall terminate and be forfeited upon consummation of the change in control; (C) cash awards that are vested but unpaid shall be paid in cash; and (D) each outstanding restricted stock, RSU and other stock-based awards shall vest, the restricted period (if any) on all such outstanding awards shall lapse and shares of common stock issued or the awards may be canceled in exchange for a cash payment equal to (x) the change in control price, multiplied by (y) the aggregate number of shares of common stock covered by such award; provided, however that no award that is subject to Section 409A of the Code shall be canceled in exchange for a cash payment unless such payment may be made without the imposition of any additional taxes or interest under Section 409A of the Code.

If the Plan Committee reasonably determines in good faith, prior to the occurrence of the change in control, that no Alternative Awards will be provided, then the Plan Committee may determine, in its discretion, to cancel some or all awards in exchange for a cash payment based on the change in control price or may, in its discretion, accelerate the exercisability or vesting or lapse of any restricted period with respect to all or any portion of any outstanding award in connection with a change in control.

Amendment and Termination

The Board may amend or terminate the Omnibus Incentive Plan at any time, but no amendment or termination may materially and adversely affect the rights of any participant without the participant’s consent. Amendments to the Omnibus Incentive Plan will require stockholder approval if such approval is required by tax or regulatory law or requirement. The Omnibus Incentive Plan, therefore, cannot be amended to remove the prohibition on re-pricing or to permit the grant of options or SARs at below fair market value exercise prices without stockholder approval.

U. S. Federal Income Tax Considerations

The following is a general summary of the U.S. federal income tax consequences of awards under the Omnibus Incentive Plan to Tribune Publishing and to participants in the Omnibus Incentive Plan who are citizens or residents of the United States for U.S. federal tax purposes. The summary is based on the Code, applicable Treasury Regulations and administrative and judicial interpretations thereof, each as in effect on the date of this proxy statement and is, therefore, subject to future changes in the law, possibly with retroactive effect. The summary is general in nature and does not purport to be legal or tax advice. Furthermore, the summary does not address issues relating to any U.S. gift or estate tax consequences or the consequences of any state, local, or foreign tax laws.

Nonqualified Stock Options.    A participant generally will not recognize taxable income upon the grant or vesting of a nonqualified stock option with an exercise price at least equal to the fair market value of our common stock on the date of grant and no additional deferral feature. Upon the exercise of a nonqualified stock option, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the option on the date of exercise and the option exercise price. When a participant sells the shares acquired upon exercise, the participant will have short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the participant received from the sale and the tax basis of the shares sold. The tax basis of the shares generally will be equal to the greater of the fair market value of the shares on the exercise date or the option exercise price.

Incentive Stock Options.    A participant generally will not recognize taxable income upon the grant of an incentive stock option. If a participant exercises an incentive stock option during employment as an employee or within three months after his or her employment ends (12 months in the case of permanent and total disability), the participant will not recognize taxable income at the time of exercise for regular U.S. federal income tax purposes (although the participant generally will have taxable income for alternative minimum tax purposes at that time as if the option were a nonqualified stock option). If a participant sells or otherwise disposes of the shares acquired upon exercise of an incentive stock option after the later of (a) one year from the date the participant exercised the option and (b) two years from the grant date of the option, the participant generally will recognize long-term capital gain or loss equal to the difference between the amount the participant received in the disposition and the option exercise price. If a participant sells or otherwise disposes of shares acquired upon exercise of an incentive stock option before these holding period requirements are satisfied, the disposition will constitute a “disqualifying disposition,” and the participant generally will recognize taxable ordinary income in the year of disposition equal to the excess of the fair market value of the shares on the date of exercise over the option exercise price (or, if less, the excess of the amount realized on the disposition of the shares over the option exercise price). The balance of the participant’s gain on a disqualifying disposition, if any, will be taxed as short-term or long-term capital gain, as the case may be.

Stock Appreciation Rights.    A participant generally will not recognize taxable income upon the grant or vesting of an SAR with a specified grant price at least equal to the fair market value of our common stock on the date of grant and no additional deferral feature. Upon the exercise of an SAR, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the SAR on the date of exercise and the specified grant price of the SAR. When a participant sells any shares acquired upon exercise, the participant generally will have short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the participant received from the sale and the tax basis of the shares sold. The tax basis of the shares generally will be equal to the greater of the fair market value of the shares on the exercise date or the total base value.

Restricted Stock Awards.    A recipient of a restricted stock award generally will recognize compensation taxable as ordinary income when the shares cease to be subject to restrictions in an amount equal to the excess of the fair market value of the shares on the date the restrictions lapse over the amount, if any, paid by the participant with respect to the shares. Instead of postponing the federal income tax consequences of a restricted stock award until the restrictions lapse, the participant may elect to recognize compensation taxable as ordinary income in the year of the award in an amount equal to the fair market value of the shares at the time of receipt. This election is made under Section 83(b) of the Code. A Section 83(b) election is made by filing a written notice with the Internal Revenue Service office with which the participant files his or her federal income tax return. The notice must be filed within 30 days of the date of grant of the restricted stock award for which the election is made and must meet certain technical requirements.

The tax treatment of a subsequent disposition of restricted stock will depend upon whether the participant has made a timely and proper Section 83(b) election. If the participant makes a timely and proper Section 83(b) election, when the participant sells the restricted shares, the participant will have short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the participant received from the sale and the tax basis of the shares sold. If no Section 83(b) election is made, any disposition after the restrictions lapse generally will result in short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the participant received from the sale and the tax basis of the shares sold. The tax basis of the shares generally will be equal to the amount, if any, paid by the participant with respect to the shares, plus the amount of taxable ordinary income recognized by the participant either at the time the restrictions lapsed or at the time of the Section 83(b) election, as the case may be. If the participant forfeits the shares to Tribune Publishing (e.g., upon the participant’s termination prior to expiration of the restriction period), the participant may not claim a deduction with respect to the income recognized as a result of making a Section 83(b) election.

Restricted Stock Units.    A participant generally will not recognize income at the time a restricted stock unit is granted. When any part of a restricted stock unit is issued or paid, the participant generally will recognize compensation taxable as ordinary income at the time of such issuance or payment in an amount equal to the cash and then fair market value of any shares the participant receives.

Performance Share or Performance Unit Awards.    A participant generally will not recognize income at the time a performance share or performance unit award is granted. When any part of a performance share or performance unit award is issued or paid, the participant generally will recognize compensation taxable as ordinary income at the time of such issuance or payment in an amount equal to the cash and then fair market value of any shares the participant receives.

Other Awards.    The U.S. federal income tax consequences of other awards under the Omnibus Incentive Plan will depend upon the specific terms of each award.

Tax Consequences to the Company.    In the foregoing cases, the Company generally will be entitled to a deduction at the same time, and in the same amount, as a participant recognizes ordinary income, subject to certain limitations imposed under the Code.

Section 162(m) of the Code.    Under Section 162(m) of the Code, the Company is generally prohibited from deducting compensation paid to our chief executive officer and three other most highly compensated executive officers (other than the chief financial officer) in excess of $1 million per person in any year. Compensation that qualifies as “performance-based” is excluded for purposes of calculating the amount of compensation subject to the $1 million limit. If the Omnibus Incentive Plan is approved by the stockholders, the Plan Committee will have the flexibility to grant awards under the Omnibus Incentive Plan that are intended to qualify as “performance-based” compensation under Section 162(m) of the Code.

Tax Withholding.    Tribune Publishing is authorized to deduct or withhold from any award granted or payment due under the Omnibus Incentive Plan, or require a participant to remit to us, the amount of any withholding taxes due in respect of the award or payment and to take such other action as may be necessary to satisfy all obligations for the payment of applicable withholding taxes. Tribune Publishing is not required to issue any shares of common stock or otherwise settle an award under the Omnibus Incentive Plan until all tax withholding obligations are satisfied.

Awards Granted to Certain Persons.

All awards to directors, executive officers, and employees under the Omnibus Incentive Plan are made at the discretion of the Plan Committee. Therefore, the benefits and amounts that will be received or allocated under the Omnibus Incentive Plan are not determinable at this time; however, the employment agreements for Messrs. Hunter and Ryan provide that for 2016, 2017 and 2018, subject to their continued employment, they will receive annual equity grants having an aggregate fair market value of $550,000 on the grant date, of which half of the value of the award will be stock options and half will be restricted stock units. No awards have been granted that are contingent on the approval of the Omnibus Incentive Plan; however, Mr. Ryan’s employment agreement conditions the grants set forth in his employment agreement upon approval of the Omnibus Incentive Plan. As of December 27, 2015, there were (i) 968,526 shares of common stock subject to outstanding options; and (ii) 982,073 shares of common stock subject to outstanding unvested restricted stock units.

For information regarding grants made to our Named Executive Officers under the Omnibus Incentive Plan in respect of fiscal year 2015, see the table entitled “2015 Grants of Plan-Based Awards Table” which appears elsewhere in this proxy statement. During fiscal year 2015, Tribune Publishing issued 464,892 options and 514,164 restricted stock units under the Omnibus Incentive Plan – an aggregate of 102,062 options and 44,694 restricted stock units were granted to all current executive officers as of April 1, 2016 as a group (“Executive Group”); an aggregate of 39,037 restricted stock units and no options were granted to all current directors as of April 1, 2016 who are not executive officers as a group (“Non-Executive Director Group”); and an aggregate of 362,830 options and 430,433 restricted stock units were granted to all employees, including current officers who are not current executive officers as of April 1, 2016 as a group (“Non-Executive Officer Employee Group”).

Since the initial adoption of the Omnibus Incentive Plan through April 1, 2016, the following number of stock options have been granted under the Omnibus Incentive Plan to the individuals described in the table.

Name and Position	Number of Options Granted
Tony W. Hunter	127,696
President of National Revenue and Strategic Initiatives

Timothy E. Ryan	37,312
President of Publishing

John H. Griffin, Jr.	335,834
Former President and Chief Executive Officer

Sandra J. Martin	32,196
Former Executive Vice President and Chief Financial Officer

John B. Bode	40,000
Former Executive Vice President and Chief Financial Officer

Austin M. Beutner	148,441
Former Publisher and Chief Executive Officer, Los Angeles Times

Denise Warren	82,583
Former President of Digital, CEO East Coast Publishing and EVP

Executive Group	217,505

Non-Executive Director Group(1)	52,333

Non-Executive Officer Employee Group(2)	985,088

(1) Granted when director was an employee.

(2) Includes former employees and officers.

The Board of Directors Recommends a Vote “FOR” approval of the Omnibus Incentive Plan, As Amended.

EQUITY COMPENSATION PLAN INFORMATION

Information regarding securities authorized for issuance under our equity compensation plan, the Tribune Publishing Company 2014 Omnibus Incentive Plan, in effect as of December 27, 2015, is as follows:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights(1)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights(2)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders(3)	1,950,599	$16.80	359,301
Equity compensation plans not approved by security holders	—	—	—
Total	1,950,599	$16.80	359,301

(1) Represents options and restricted stock units.

(2) Represents weighted average exercise price of outstanding options. The weighted average exercise price does not take into account restricted stock units.

(3) On April 1, 2014, the Tribune Publishing Company 2014 Omnibus Incentive Plan was approved by Tribune Media Company as Tribune Publishing’s sole stockholder.

PROPOSAL 4: RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has engaged Ernst & Young LLP (“EY”) as the Company’s independent registered public accounting firm for the fiscal year ending December 25, 2016.  EY will replace PricewaterhouseCoopers LLP (“PwC”), who formerly served as the Company’s independent registered public accounting firm prior to EY’s engagement.  See “Recent Change in Auditor” below.

Representatives of EY are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.  Representatives of PwC are not expected to attend the Annual Meeting.

Stockholder ratification of the appointment of EY as the Company’s independent registered public accounting firm is not required by our By Laws or otherwise. However, the Board of Directors is submitting the appointment of EY to the stockholders for ratification as a matter of corporate practice. If the stockholders fail to ratify the appointment, the Audit Committee will reconsider whether to retain EY. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

Recent Change in Auditor

As reported on the Company’s Current Report on Form 8-K filed on March 28, 2016 (the “Change in Auditor 8-K”), effective March 22, 2016, the Audit Committee dismissed PwC as the Company’s independent registered public accounting firm and engaged EY to serve in this role for the fiscal year ending December 25, 2016.

PwC’s reports on the consolidated financial statements of the Company for the fiscal years ended December 27, 2015, and December 28, 2014, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During the fiscal years ended December 27, 2015, and December 28, 2014, and the subsequent interim period through March 22, 2016, there were no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of the disagreements in connection with their reports on the Company’s consolidated financial statements for such fiscal years.

During the fiscal years ended December 27, 2015, and December 28, 2014, and the subsequent interim period through March 22, 2016, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K), other than the identification of material weaknesses in the Company’s internal control over financial reporting as described in the Company’s Annual Report on Form 10-K for the fiscal year ended December 27, 2015 (the “2015 10-K”) and Annual Report on Form 10-K for the fiscal year ended December 28, 2014 (the “2014 10-K”). As more fully disclosed in the 2015 10-K, the Company’s management concluded that the Company’s internal control over financial reporting was not effective as of the fiscal year ended December 27, 2015 due to material weaknesses in the Company’s internal control over financial reporting. Management identified a material weakness related to an ineffective control environment, which contributed to material weaknesses related to review and approval of insert volume forecasts and variance analysis for preprint advertising, documentation of approval of rates for circulation and other revenue, and the review of compensation expense, including sales commissions and bonus plans. Further, as disclosed in the 2014 10-K, the Company’s management identified the following material weaknesses in the Company’s internal control over financial reporting as of the fiscal year ended December 28, 2014: (1) an insufficient complement of finance and accounting resources within the organization commensurate with the Company’s financial reporting requirements and (2) an ineffective control environment due to (a) lack of formalized accounting policies and review controls including procedures and controls over completeness and accuracy of journal entry review and account reconciliations, (b) deficiencies in business processes related to placing fixed assets in service and retirement of fixed assets, and (c) deficiencies over information technology controls around system security, user access and change management.

The Audit Committee has discussed these material weaknesses with PwC and the Company has authorized PwC to respond fully to the inquiries of the successor independent registered public accounting firm concerning these matters.

The Company provided PwC with a copy of the Change in Auditor 8-K and requested that PwC furnish the Company with a copy of PwC’s letter addressed to the SEC stating whether PwC agrees with the statements made by the Company in the Change in Auditor 8-K. The Company received the requested letter from PwC and a copy of PwC’s letter was attached as Exhibit 16.1 to the Change in Auditor 8-K.

During the fiscal years ended December 27, 2015, and December 28, 2014, and the subsequent interim period prior to engaging EY, the Company did not consult with EY regarding (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might have been rendered on the Company’s consolidated and combined financial statements, and no written report or oral advice was provided that EY concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (b) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) or a “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Board of Directors Recommends a Vote “FOR” the Ratification of the

Appointment of ERNST & YOUNG LLP as Our Independent Registered Public Accounting Firm.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee serves as the representative of the Board of Directors for general oversight of the quality and integrity of the Company’s financial statements, the qualifications and independence of the Company’s independent auditor, the performance of the Company’s internal audit function and independent auditor, the Company’s compliance with legal and regulatory requirements and management’s process to assess and manage the Company’s enterprise risk issues. Management has responsibility for preparing the Company’s financial statements as well as for the Company’s financial reporting process, including internal controls thereon. The Company’s independent registered public accounting firm is responsible for auditing those financial statements.

In connection with our review of the Company’s consolidated audited financial statements for the fiscal year ended December 27, 2015, we relied on reports received from PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm for fiscal 2015, as well as the advice and information we received during discussions with the Company’s management. In this context, we hereby report as follows:

(i)	The Audit Committee has reviewed and discussed the audited financial statements for fiscal year 2015 with the Company’s management.

(ii)	The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed under Auditing Standard No. 16, Communications with Audit Committees.

(iii)	The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed under Rule 2‑07 of Regulation S‑X, Communications with Audit Committees.

(iv)

The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence.

(v)

Based on the review and discussion referred to in paragraphs (i) through (iv) above, the Audit Committee recommended to the Board of Directors, and the Board approved, that the audited financial statements be included in the Annual Report on Form 10‑K for the year ended December 27, 2015, for filing with the SEC.

The Audit Committee

Philip G. Franklin, Chairperson

David E. Dibble

Ellen Taus

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM’S FEES REPORT

Fees Paid to Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP served as the Company’s independent registered public accounting firm for fiscal years 2014 and 2015. The following table sets forth aggregate fees billed or expected to be billed for services rendered by PricewaterhouseCoopers LLP for the 2014 and 2015 fiscal years, inclusive of out‑of‑pocket expenses. Fees billed by PricewaterhouseCoopers LLP to Tribune Media Company for periods prior to the August 4, 2014 date of the spin-off transaction are not included below, whether or not any portion of such fees may have been allocated to its subsidiaries.

Type of Fees	2015	2014
Audit Fees	$3,983,339	$2,030,000
Audit-Related Fees	$0	$0
Tax Fees	$5,960	$0
All Other Fees	$0	$300,000

Audit Fees consist of fees for professional services rendered for the audit of our consolidated annual financial statements, reviews of our interim consolidated financial statements included in quarterly reports, and services that are normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings or engagements, including relating to the SEC.

Audit‑Related Fees consist of fees for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees.”

Tax Fees consist of fees for professional services rendered for assistance with federal, state, and international tax compliance, tax advice, and tax planning.

All Other Fees consist of fees for consulting services rendered by Strategy&, an affiliate of PricewaterhouseCoopers LLP, to the Company in fiscal year 2014. These consulting services were related to a sales compensation redesign evaluation.

Audit Committee Review and Pre‑Approval of Independent Registered Public Accounting Firm’s Services

The Audit Committee has considered the non‑audit services provided by PricewaterhouseCoopers LLP as described above and believes that they were compatible with maintaining PricewaterhouseCoopers LLP’s independence as the Company’s independent registered public accounting firm for the 2014 and 2015 fiscal years.

Pursuant to its charter, the Audit Committee has the sole authority to appoint or replace the independent auditor. The Audit Committee has the direct responsibility for the compensation, retention and oversight of the work of each independent auditor engaged by the Company for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for the Company, and each such independent auditor reports directly to the Committee. The Audit Committee establishes policies and procedures for the review and pre‑approval by the Audit Committee of all auditing services and permissible non‑audit services (including the fees and terms thereof) to be performed by the independent auditor. The chairperson of the Audit Committee may grant the approvals (including pre‑approvals) on behalf of the Committee. The decision of the chairperson of the Audit Committee to approve (including to pre‑approve) an activity is required to be reported to the full Audit Committee at its next scheduled meeting. The Audit Committee may not delegate to management the Audit Committee’s responsibilities to pre‑approve services performed by the independent auditor. The Audit Committee pre‑approved all of the Audit Fees, Audit‑Related Fees, Tax Fees, and All Other Fees listed above.

EXECUTIVE OFFICERS

The following table sets forth the name, age, and position of each of our executive officers as of April 15, 2016:

Name	Age	Position
Justin C. Dearborn	46	Chief Executive Officer and Director
Terry Jimenez	44	Executive Vice President and Chief Financial Officer
Tony W. Hunter	55	President of National Revenue and Strategic Initiatives
Timothy E. Ryan	57	President of Publishing
Julie K. Xanders	51	Executive Vice President, General Counsel and Secretary

Justin C. Dearborn.  For biographical information for Mr. Dearborn, please refer to the section entitled “Proposal 1: Election of Directors”.

Terry Jimenez.    Mr. Jimenez has served as Executive Vice President and Chief Financial Officer since April 2016.  Prior to joining the Company, Mr. Jimenez was a Partner for IBM’s Global Business Services, where he served in that capacity since 2012.  Before that, from April 2012 until October 2012, Mr. Jimenez worked as a consultant for Wrapports, LLC. From September 2009 through February 2012, he served as President of Newsday Media Group, a subsidiary of Cablevision Systems Corporation. From 2008 to 2009, Mr. Jimenez served as Chief Operating Officer/Chief Financial Officer of Newsday, LLC and Publisher of amNew York, subsidiaries of Cablevision Systems Corporation. Prior to Cablevision’s acquisition of Newsday from Tribune Company (now known as Tribune Media Company), he served in various roles at Tribune Media Company.  From 2005 to 2008, he was Vice President Finance/Chief Financial Officer of Newsday, Inc. and from 2003 to 2005, he served as Controller for the Chicago Tribune Group.  Prior to joining Tribune Media Company, from 1994 to 2002, Mr. Jimenez served in roles at McDonald’s Corporation, including Finance Director for McDonald’s Partner Brands Group, Controller for Donatos Pizzeria and other accounting, financial consulting, strategy and merger & acquisition roles.  Mr. Jimenez holds a B.S. in accountancy from Northern Illinois University and an M.B.A. from J.L. Kellogg Graduate School of Management, Northwestern University.

Tony W. Hunter.  Mr. Hunter has served as President of National Revenue and Strategic Initiatives since February 2016.  Prior to that, he served as Publisher and Chief Executive Officer of Chicago Tribune Company, LLC since the Distribution in August 2014. Mr. Hunter previously served in such role and as CEO of Tribune Media Company’s publishing operation since July 2011, where he was responsible for the strategic priorities and day‑to‑day digital and print operations of seven newspapers, including The Baltimore Sun,  Daily Press,  The Morning Call,  Orlando Sentinel and Sun‑Sentinel. Mr. Hunter also previously served as one of the four members of Tribune Media Company’s Executive Council, which exercised the responsibilities of the office of Chief Executive and President from October 2010 to May 2011. Since September 2008, Mr. Hunter has served as Publisher and CEO of Chicago Tribune Company, overseeing a robust print and digital media portfolio including the Chicago Tribune,  RedEye, Hoy, chicagotribune.com, TribLocal, and Chicago Magazine. Mr. Hunter previously was Senior Vice President/Circulation and Operations for Chicago Tribune, a position he assumed in 2007. In this capacity, he was responsible for production, technology and circulation, as well as marketing strategy, customer acquisition/retention, manufacturing and distribution. Mr. Hunter joined Chicago Tribune in 1994 as manager/circulation planning and analysis. Prior to joining Chicago Tribune, Mr. Hunter worked for the Audit Bureau of Circulations (ABC) as Director of Field Auditing‑Newspapers and held a variety of auditing positions from 1984 to 1994. Mr. Hunter holds an M.B.A. in leadership and organizational development from DePaul University and a B.A. in accounting, business administration and economics from Coe College in Cedar Rapids, Iowa. He is a non-practicing Certified Public Accountant.

Timothy E. Ryan.  Mr. Ryan has served as President of Publishing since February 2016.  Prior to that, he served as Chief Executive Officer, California News Group, since September 2015, overseeing the Los Angeles Times,  The San Diego Union-Tribune and various community newspapers. Prior to that position, Mr. Ryan served as Publisher and Chief Executive Officer of The Baltimore Sun and The Morning Call since the Distribution in August 2014, and as Publisher, President and Chief Executive Officer of the Baltimore Sun Media Group since 2007. In 2010, he also became Publisher and CEO for additional Tribune media properties, The Morning Call and mcall.com. In Baltimore, Mr. Ryan oversaw not only The Baltimore Sun but also 30 community newspapers and magazines and the region’s leading website, baltimoresun.com. Mr. Ryan joined The Baltimore Sun after having served as Vice President of Circulation and Consumer Marketing since 2005 at the Chicago Tribune, where he was responsible for sales, marketing and distribution throughout Chicago and the Midwest. Prior to joining the Chicago Tribune, Mr. Ryan served as Vice President of Circulation and Operations at The Baltimore Sun from July 2000 to February 2005. Mr. Ryan also worked as Vice President of Circulation at The Philadelphia Inquirer from 1993 to 2000. Mr. Ryan holds a B.A. in political science from the University of Notre Dame and an M.B.A. from J.L. Kellogg Graduate School of Management, Northwestern University.

Julie K. Xanders.  Ms. Xanders has served as Executive Vice President, General Counsel and Secretary of Tribune Publishing since the Distribution in August 2014. Ms. Xanders previously served as the Assistant General Counsel/West Coast Media of Tribune Media Company and served as Senior Vice President, Legal for the Los Angeles Times. Ms. Xanders joined The Times Mirror Company, a media company, in 1993 as Corporate Counsel for Times Mirror Cable Television, Inc. and was promoted to Assistant General Counsel in 1995 for Times Mirror, Associate General Counsel in 1997, Deputy General Counsel in 1998, and Senior Vice President and General Counsel for the Los Angeles Times in August 1998. Prior to joining Times Mirror, Ms. Xanders worked for four years in private practice with Gibson, Dunn & Crutcher, a law firm, as an associate attorney. Ms. Xanders earned a J.D. from Boalt Hall School of Law (UC Berkeley) and has a B.A. from Yale University, where she graduated summa cum laude and was elected Phi Beta Kappa. She is a past chair and continues to serve as a member of the Executive Committee of the Corporate Law Departments Section of the Los Angeles County Bar Association. She served on the Board of Trustees and several Board committees of the Los Angeles County Bar Association from July 2004 to June 2009 and from July 2010 to June 2011. She serves as Vice Chair of the Board of Trustees of Southwestern Law School and is co‑chair of the Membership Committee, chair of the Executive Committee and a member of the Compensation Committee.

From October 2013 to October 2015, she served on the Board of Directors of the California Newspaper Publishers Association and was Chair of its Governmental Affairs Committee. She was a member of the Board of Directors of the Los Angeles Area Chamber of Commerce from January 2002 to June 2005.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS, AND MANAGEMENT

The following table shows the number of shares of the Company’s common stock beneficially owned as of April 1, 2016 by: (i) all those known by us to be beneficial owners of more than 5% of our outstanding common stock as of April 1, 2016; (ii) each director as of April 1, 2016; (iii) each of the Named Executive Officers listed in the “2015 Summary Compensation Table”; and (iv) the directors and executive officers as a group as of April 1, 2016.

Unless otherwise indicated, beneficial owners listed in the table may be contacted at the Company’s corporate headquarters at 435 N. Michigan Avenue, Chicago, Illinois 60611.

	Number of
	Shares	Percentage of
	Beneficially	Outstanding
Name	Owned(1)	Shares(1)
More Than 5% Stockholders:
Merrick Media, LLC(2)	5,220,000	16.5%
350 North Orleans Street, 10th Floor
Chicago, IL 60654
Oaktree Capital Group Holdings GP, LLC(3)	4,695,947	14.8%
333 South Grand Avenue, 28th Floor
Los Angeles, CA 90071
PRIMECAP Management Company(4)	3,744,143	11.8%
225 South Lake Avenue, #400
Pasadena, CA 91101

Non-Employee Directors:
Carol Crenshaw(5)	2,212	*
David E. Dibble(6)	10,956	*
Michael W. Ferro, Jr.(2)(7)	5,222,212	16.5%
Philip G. Franklin(8)	10,956	*
Eddy W. Hartenstein(9)	89,124	*
Renetta McCann(10)	10,956	*
Richard A. Reck(11)	1,659	*
Donald Tang	—
Ellen Taus(12)	10,956	*

Named Executive Officers:
Tony W. Hunter(13)	77,560	*
Timothy E. Ryan(14)	31,238	*
John H. Griffin, Jr.(15)	282,788	*
Sandra J. Martin(16)	13,087	*
John B. Bode	5,710	*
Austin M. Beutner(17)	7,459	*
Denise Warren(18)	23,706	*

All directors and current executive officers as a group (14 persons)(19)	5,484,786	17.2%

*Represents beneficial ownership of less than 1%

(1)

Beneficial ownership is determined in accordance with SEC rules. For the number of shares beneficially owned by each of the “More Than 5% Stockholders,” we rely on each of such stockholder’s statements filed with the SEC pursuant to Section 13(d) or 13(g) of the Exchange Act or provided to the Company, as described in the footnotes below. For each person, entity, or group included in this table, percentage ownership is calculated by dividing the number of shares beneficially owned by such person, entity, or group by the sum of 31,660,737 shares of the Company’s common stock outstanding as of April 1, 2016, plus the number of shares of common stock, if any, that such person, entity, or group had the right to acquire pursuant to the exercise of stock options or vesting of restricted stock units or other rights within 60 days of April 1, 2016. Except as indicated by footnote, and subject to marital community property laws where applicable, we believe that the persons or entities named in the table above have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

(2)

Information presented is based on a Schedule 13D filed with the SEC on February 12, 2016 by Merrick Media, LLC (“Merrick Media”), Merrick Venture Management, LLC (“Merrick Management”) and Michael W. Ferro, Jr.  Pursuant to the filing, Merrick Media directly holds, and has sole voting power and sole dispositive power over, the shares, and Mr. Ferro is the manager of Merrick

Management, which is the sole manager of Merrick Media. As a result, Merrick Management and Mr. Ferro have sole voting and dispositive power over the shares owned by Merrick Media. Merrick Management and Mr. Ferro do not directly own any shares of the Company’s common stock. Merrick Management and Mr. Ferro, by virtue of their relationship to Merrick Media, may be deemed to indirectly beneficially own (as that term is defined in Rule 13d-3 under the Act) the shares of common stock which Merrick Media directly beneficially owns. Mr. Ferro disclaims beneficial ownership of the Common Stock, except to the extent of his pecuniary interests therein.

(3)

According to information provided to the Company by Oaktree Capital Management, L.P., as of November 9, 2015, Oaktree Tribune, L.P. beneficially owned 4,691,371 shares of the Company’s common stock and OCM FIE, LLC (“FIE”) beneficially owned 4,576 shares of the Company’s common stock. The general partner of Oaktree Tribune, L.P. is Oaktree AIF Investments, L.P. (“AIF Investments”). The general partner of AIF Investments is Oaktree AIF Holdings, Inc. (“AIF Holdings”). The holder of all of the voting shares of AIF Holdings is Oaktree Capital Group Holdings, L.P. (“OCGH”). The managing member of FIE is Oaktree Capital Management, L.P. (“OCM”). The general partner of OCM is Oaktree Holdings, Inc. (“Holdings”). The sole shareholder of Holdings is Oaktree Capital Group, LLC (“OCG”). The duly appointed manager of OCG and the general partner of OCGH is Oaktree Capital Group Holdings GP, LLC (“OCGH GP”). The media company business of OCGH GP is managed by a media company committee, which controls the decisions of OCGH GP with respect to the vote and disposition of the shares held by Oaktree Tribune, L.P. and FIE. The members of such committee are Howard S. Marks, Bruce A. Karsh, John B. Frank, David M. Kirchheimer and Stephen A. Kaplan.

(4)

Information presented is based on a Schedule 13G/A filed with the SEC on February 12, 2016 by PRIMECAP Management Company (“Primecap”) as of December 31, 2015. Pursuant to the filing, Primecap has sole voting power over 3,437,118 shares of the Company’s common stock and sole dispositive power over 3,744,143 shares.

(5)

The number of shares beneficially owned by Ms. Crenshaw includes 2,212 shares (attributable to deferred cash retainer converted to stock units) issuable within 60 days of April 1, 2016 if during such period (i) her service as a director of the Company terminates or (ii) there is a change in control (as defined in the Omnibus Incentive Plan).

(6)	The number of shares beneficially owned by Mr. Dibble includes 6,789 shares issuable upon the vesting of restricted stock units within 60 days of April 1, 2016.

(7)

The number of shares beneficially owned by Mr. Ferro also includes 2,212 shares (attributable to deferred cash retainer converted to stock units) issuable within 60 days of April 1, 2016 if during such period (i) his service as a director of the Company terminates or (ii) there is a change in control (as defined in the Omnibus Incentive Plan).

(8)	The number of shares beneficially owned by Mr. Franklin includes 6,789 shares issuable upon the vesting of restricted stock units within 60 days of April 1, 2016.

(9)

The number of shares beneficially owned by Mr. Hartenstein includes (a) 39,249 shares subject to options that are currently exercisable or that will become exercisable within 60 days of April 1, 2016 and (b) 11,881 shares issuable upon the vesting of restricted stock units within 60 days of April 1, 2016.

(10)	The number of shares beneficially owned by Ms. McCann includes 6,789 shares issuable upon the vesting of restricted stock units within 60 days of April 1, 2016.

(11)

The number of shares beneficially owned by Mr. Reck includes 1,659 shares (attributable to deferred cash retainer converted to stock units) issuable within 60 days of April 1, 2016 if during such period (i) his service as a director of the Company terminates or (ii) there is a change in control (as defined in the Omnibus Incentive Plan).

(12)	The number of shares beneficially owned by Ms. Taus includes 6,789 shares issuable upon the vesting of restricted stock units within 60 days of April 1, 2016.

(13)	The number of shares beneficially owned by Mr. Hunter includes 57,102 shares subject to options that are currently exercisable or that will become exercisable within 60 days of April 1, 2016.

(14)	The number of shares beneficially owned by Mr. Ryan includes 23,434 shares subject to options that are currently exercisable or that will become exercisable within 60 days of April 1, 2016.

(15)

The number of shares beneficially owned by Mr. Griffin includes (a) 208,067 shares subject to options that are currently exercisable or that will become exercisable within 60 days of April 1, 2016 and (b) 20,535 shares issuable upon the vesting of restricted stock units within 60 days of April 1, 2016.

(16)	The number of shares beneficially owned by Ms. Martin includes 8,049 shares subject to options that are currently exercisable or that will become exercisable within 60 days of April 1, 2016.

(17)

The Company was unable to confirm current holdings for Mr. Beutner. Information presented is based on the most recently filed Form 4 for Mr. Beutner plus 4,598 shares (net of shares withheld for taxes) issued upon the vesting of restricted stock units following termination of his employment.

(18)	The number of shares beneficially owned by Ms. Warren includes 20,645 shares subject to options that are currently exercisable or that will become exercisable within 60 days of April 1, 2016.

(19)

The number of shares beneficially owned by all directors and current executive officers as a group as of April 1, 2016 includes (a) 129,760 shares subject to options which are currently exercisable or which will become exercisable within 60 days of April 1, 2016, (b) 39,037 shares issuable upon the vesting of restricted stock units within 60 days of April 1, 2016, and (c) 6,083 shares issuable within 60 days of April 1, 2016 if during such period (i) the director’s service as a director of the Company terminates or (ii) there is a change in control (as defined in the Omnibus Incentive Plan).

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors, officers, and beneficial holders of more than 10% of a registered class of the Company’s equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. To our knowledge, based solely on our review of the copies of such reports and written representations from certain reporting persons that no other reports were required, all of the applicable directors, officers, and beneficial holders of more than 10% of the Company’s stock complied with all of the Section 16(a) reporting requirements applicable to them with respect to transactions during fiscal year 2015.

COMPENSATION DISCUSSION AND ANALYSIS

Introduction

2015 was the Company’s first full year as a standalone company. Prior to August 4, 2014, we were a wholly‑owned subsidiary of Tribune Media Company (“TCO”). On August 4, 2014, shares of the common stock of the Company, comprised of the Publishing business segment of TCO, were distributed to stockholders of record of TCO as of the record date (the “Distribution”). Effective upon completion of the Distribution, our Board of Directors formed its own Compensation Committee (the “Compensation Committee”). The Compensation Committee oversaw, evaluated and reviewed all aspects of our executive compensation philosophy and programs during 2015.

This Compensation Discussion and Analysis describes material elements of our compensation philosophy, summarizes our executive compensation program, and reviews compensation decisions for the following Named Executive Officers (the “Named Executive Officers” or “NEOs”):

Name	Title
Tony W. Hunter	President of National Revenue and Strategic Initiatives (former Publisher and Chief Executive Officer, Chicago Tribune)
Timothy E. Ryan	President of Publishing (former Chief Executive Officer, California News Group)
John H. Griffin, Jr.	Former Chief Executive Officer, President and Director
Sandra J. Martin	Former Executive Vice President, Chief Financial Officer
John B. Bode	Former Executive Vice President, Chief Financial Officer
Austin M. Beutner	Former Publisher and Chief Executive Officer, Los Angeles Times
Denise Warren	Former President of Digital, CEO of East Coast Publishing, and EVP

Mr. Griffin, the former Chief Executive Officer and President of Tribune Publishing, Ms. Martin, the former Executive Vice President, Chief Financial Officer of Tribune Publishing, and Mr. Bode, the former Executive Vice President, Chief Financial Officer of Tribune Publishing, are considered Named Executive Officers because they served as our Chief Executive Officer or Chief Financial Officer, as applicable, for all or a portion of fiscal year 2015. Mr. Beutner, the former Publisher and Chief Executive Officer, Los Angeles Times, is considered a Named Executive Officer because he would have been among the top three highest paid executive officers of Tribune Publishing if he had remained in our employment through the end of the 2015 fiscal year. The employment of Mr. Griffin, Ms. Martin and Ms. Warren terminated in 2016.

2015 Overview

In 2015, the Company made significant progress with its strategic plan. We completed the acquisition of The San Diego Union-Tribune and its portfolio of nine community weeklies and related digital properties.  We also executed on our plan to reduce costs across the organization and achieved significant expense savings in 2015.  As discussed below, some of the compensation decisions made in 2015 were in support of these efforts.

2015 Compensation Highlights

1.	NEO Compensation Tied to Business Performance, Key Corporate Initiatives and Long‑Term Share Price Performance

Our compensation program tied a substantial portion of executive compensation to business performance. Under the 2015 management incentive program (“MIP”), if business performance fell below identified thresholds, at‑risk compensation would have been reduced or not paid at all. Compensation design for executives was structured to achieve long‑term stockholder value creation without undue business risk. The Compensation Committee also recognized the Company’s achievement of certain key corporate initiatives, including, without limitation, the cost-containment project referred to above.

2.	Pay for Performance—Compensation At Risk

•

Fiscal year 2015 Compensation Adjusted EBITDA performance for the applicable business units varied by business unit while Compensation Adjusted EBITDA performance for the Company (on a consolidated basis) was below the target objective established by the Compensation Committee in the 2015 MIP.  The Compensation Committee had designed the 2015 MIP so that incentive amounts would be reduced or not paid at all if performance fell below the specified thresholds.  As a result, payouts were below target for all of the applicable Named Executive Officers except Mr. Ryan, whose payout was above target.  Pursuant to Mr. Ryan’s employment agreement, his 2015 MIP was calculated based on fiscal year 2015 performance for the Baltimore Sun business unit and the Los Angeles Times business unit, in each case, prorated based on his period of service with each business unit.

•	Stock option and restricted stock unit grants of the Company’s common stock directly tie Named Executive Officer compensation to absolute share price performance.

•

The following charts reflect the 2015 target pay mix of Mr. Griffin, the Company’s Chief Executive Officer during 2015, and the average of the other Named Executive Officers, in each case, as if such Named Executive Officers had worked the full year.

CEO	Other NEOs

3.	Good Pay Practices

The Company has adopted best practices with respect to the executive compensation program, including the following:

•	We pay for performance. A significant portion of total executive compensation is earned by attaining annual and long‑term goals that increase stockholder value.

•	We emphasize equity compensation to reward long‑term growth and stockholder value creation.

•	We have a Policy on Trading Securities that prohibits hedging, pledging and other speculative transactions in our securities.

•

Our Compensation Committee has retained an independent compensation consultant to advise the Committee regarding the executive compensation program and the risk profile of the Company’s compensation programs.

•	Our Compensation Committee has reviewed a risk analysis of our compensation programs and practices to ensure that appropriate risk mitigation controls are in place.

•	The Company’s 2014 Omnibus Incentive Plan prohibits repricing or replacing stock options with exercise prices below the current fair market value without stockholder approval.

•

We have an Executive Compensation Clawback Policy that allows the Company to recoup executive compensation in the event of a restatement of the Company’s financial statement that results in the amount of any performance‑ based compensation paid or awarded to an executive officer being a greater amount than it would have been had it been calculated based on the restated financial statement.

•	We do not pay dividend equivalents on our restricted stock units until such units vest.

•	We offer executive officers the same group benefit programs as we provide other employees.

•	We provide limited executive perquisites.

•	We do not have any excise tax gross‑up provisions in our compensation plans or agreements.

Independent Compensation Consultant

In January 2015, our Compensation Committee retained Willis Towers Watson (the “Compensation Consultant”) as its independent compensation consultant. The Compensation Consultant regularly attends Compensation Committee meetings, advises on matters including peer group composition, annual and long‑term incentive plan design and awards, and provides market data, analysis and advice regarding compensation for our Named Executive Officers and non‑employee directors.

Our Approach to Executive Compensation

Our approach to executive compensation is aimed at achieving the following:

•	Attract and retain top talent;

•	Motivate and reward the performance of senior executives to achieve strategic, financial and operating performance objectives;

•

Ensure that our total compensation packages are competitive in comparison to those offered by our peers and that our compensation practices are consistent with high standards of corporate governance; and

•	Align our executives’ interests with the long‑term interests of our stockholders.

NEO Compensation

The Compensation Committee oversees all components of the Company’s executive compensation program. During 2015, the Company’s Chief Executive Officer and senior human resources executives made recommendations to the Compensation Committee regarding executive compensation actions and equity awards for the Named Executive Officers. Based on their recommendations, the Compensation Committee approved (i) the compensation package and employment agreement with Ms. Warren in connection with her hire, (ii) the compensation packages and employment agreements with Ms. Martin and Mr. Ryan in connection with their respective promotions, and (iii) the employment agreement with Mr. Hunter. The Compensation Committee also awarded equity grants to the Named Executive Officers based on such recommendations.

During 2015, the Compensation Committee developed a group of peer companies (the “Peer Group”) and the Compensation Consultant provided competitive market compensation data for the Company’s executive officers based on the Peer Group. The Compensation Committee used this market compensation data, along with other qualitative information, in making its determination of target and actual compensation for the executive officers. The Peer Group serves as one data input for determining compensation for the Named Executive Officers. The Peer Group consisted of nine companies primarily from the newspaper publisher and content industry with a secondary emphasis on digital media. The companies in the Peer Group are:

Company (Ticker Symbol)	Revenue (millions)
Time, Inc. (TIME)	$3,241.0
Gannett Co., Inc. (GCI)	$3,171.9
IAC/InterActive Corp (IAC)	$3,109.5
Scripps Networks Interactive, Inc. (SNI)	$2,665.5
The New York Times Company (NYT)	$1,588.5
Meredith Corporation (MDP)	$1,468.7
The McClatchy Company (MNI)	$1,146.6
The E. W. Scripps Company (SSP)	$816.9
Lee Enterprises, Incorporated (LEE)	$656.7

Based on the Peer Group analysis, the Compensation Committee determined to increase the base salary of Ms. Martin to $440,000 for 2016.  None of the other Named Executive Officers received a base salary increase in 2015, except for Mr. Ryan in connection with his promotion.

Our Compensation Cycle

In general, compensation is reviewed during the first quarter of every year. This review includes:

•	Annual performance reviews for the prior year;

•	Base salary increases;

•	MIP target awards; and

•	Long‑term incentive target awards (including stock options, restricted stock units and/or performance‑based awards).

The actual award date of stock options or restricted stock unit awards is determined on the date on which the Compensation Committee approves these awards, which is typically the March meeting of the Compensation Committee. Our Compensation Committee will review and assess the performance of the Chief Executive Officer and all executive officers and authorize compensation actions it believes are appropriate and commensurate with relevant competitive data and the compensation program.

Primary Compensation Components

The following sections, including information supplied in tabular form, provide information about principles and approaches with respect to base salary, the MIP and long-term incentive target awards.

BASE SALARY

General Principle	Specific Approach

A competitive salary provides a necessary element of stability. Base salary should recognize individual performance, market value of a position and the executive officer’s tenure, experience, responsibilities, contribution to the Company, and growth in his or her role.

Salary levels are intended to be reviewed annually. Commencing with the 2016 fiscal year, our Compensation Committee will use compensation data from the Peer Group. Any increases will be based on overall performance and relative competitive market position.

MANAGEMENT INCENTIVE PROGRAM (MIP)

General Principle	Specific Approach

The MIP is designed to provide an opportunity for our executive officers to earn incentive awards tied to annual performance. The program aligns the focus of our executive officers with Company‑wide and business unit‑specific financial and operating measures. The MIP is the key compensation tool for aligning short‑term realized pay for the management team with the attainment of key operating imperatives.

The 2015 MIP was designed to emphasize financial and strategic goals.  For corporate-level NEOs, which includes Mr. Griffin and Ms. Martin, target bonus opportunities were based on consolidated financial performance (i.e., no weighting on individual business unit performance). For business unit level NEOs, which includes Messrs. Hunter and Ryan, the target bonus opportunities were based on consolidated financial performance, business unit financial performance, as well as print revenue and digital revenue.

Structure MIP target awards to achieve competitive compensation levels when targeted performance results are achieved. Use objective formulas to establish potential MIP performance awards.

The 2015 MIP provided for an annual cash payment to participating executive officers established as a target percentage of base salary. Any MIP payment is the product of the annual base salary rate multiplied by the target base salary percentage multiplied by the MIP annual performance factor based on the approved metrics. The Compensation Committee may approve negative discretionary adjustments with respect to MIP awards for executive officers.

Overview of the MIP

2015 Internal Performance Metrics (Corporate Level)

The bonus opportunity for Mr. Griffin and Ms. Martin was subject to corporate‑level metrics (which measured performance across the enterprise) and based solely on company-wide performance goals.

Performance Metric	Why these Metrics
Corporate Compensation Adjusted EBITDA	Corporate Compensation Adjusted EBITDA reflects the Company’s emphasis on profitability and cost‑containment and is a measure of total operating performance of the enterprise.

“Compensation Adjusted EBITDA” is defined as income from operations plus depreciation, amortization and stock-based compensation, excluding the effect of the following (each of which is subject to Compensation Committee approval for purposes of determining award payouts):

(i) the impairment of tangible and intangible assets and related charges;

(ii) litigation or claim judgments or settlements; and

(iii) costs, revenue and gains associated with future and completed business combinations, reorganizations and/or restructuring programs.

Unlevered Free Cash Flow	“Unlevered Free Cash Flow” is defined as Compensation Adjusted EBITDA less income tax payments, current year capital expenditures, and cash outlays related to restructuring expenses.

Net Income	“Net Income” is defined in accordance with accounting principles generally accepted in the United States.

2015 Internal Performance Metrics (Business Unit Level)

The business unit level MIP design applicable to Messrs. Hunter and Ryan rewarded individual business unit performance as well as corporate-level financial performance. 75% of the bonus opportunity was based on individual business unit performance and 25% was based on corporate level performance goals.

Performance Metric	Why these Metrics
Business Unit Compensation Adjusted EBITDA

Business Unit Compensation Adjusted EBITDA reflects the Company’s emphasis on profitability and cost‑containment at the business unit level and is a measure of total operating performance of the specified business unit.

Print Revenue	Print revenue is defined to include all other business unit revenue, excluding digital and is not limited to print advertising revenue.

Digital Revenue	Digital revenue is defined as revenue from digital operations, excluding ForSaleByOwner revenue, allocated and certain other digital circulation revenue, and Tribune Content Solutions revenue.

2015 Internal Performance Metric Attainment and Payout Design

We pay for MIP performance that clearly demonstrates substantial achievement of plan goals. The Compensation Committee set the goals for our Compensation Adjusted EBITDA, Unlevered Free Cash Flow, Net Income and Revenue metrics. In order to achieve an MIP payout, the metric must meet a certain threshold for that component to be considered in the calculation. In addition, for corporate level participants, the threshold Corporate Compensation Adjusted EBITDA level of $145.7 million had to be achieved in order for any MIP bonus to be earned. For business unit level participants, the threshold Business Unit Compensation Adjusted EBITDA level for the applicable business unit had to be achieved in order for the business unit level participant to earn an MIP bonus. The plan design was also heavily weighted towards performance above target. Performance at target yielded a payout of less than the full targeted bonus amount as outlined in the table below. Payout of the targeted bonus amount was only possible with performance above target.

	2015 MIP Attainment and
	Payout Design
	Adjusted
	EBITDA
	Threshold	Target	Max
Performance Percentage of Target	95%	100%	120%
Payout Percentage of Target	50%	75%	200%

For the 2015 MIP, each performance component of the MIP and the overall MIP award was capped at 200%. Results between points are interpolated.

2015 MIP Performance Targets and Performance

The Compensation Committee established 2015 MIP performance targets for the Named Executive Officers based on the applicable performance metrics and the Company’s approved annual operating plan, taking into consideration the Company’s aspirational business and strategic goals. Successful attainment is achievable only if the Company or the business unit, as applicable, performs at the established levels.  Goals are set to be attainable but yet to stretch an executive officer to perform at a high level.

2015 Target MIP Award Percentage of Base Salary

The following table shows the performance metric and target award percentage of base salary for each Named Executive Officer under the 2015 MIP.

		Target
		Award
		Percentage
		of Base
Named Executive Officer(1)	Metric	Salary
Tony W. Hunter	Corporate Compensation Adjusted EBITDA, Business Unit Compensation Adjusted EBITDA, Print Revenue and Digital Revenue	100%

Timothy E. Ryan(2)	Corporate Compensation Adjusted EBITDA, Business Unit Compensation Adjusted EBITDA, Print Revenue and Digital Revenue	100%

John H. Griffin, Jr.	Corporate Compensation Adjusted EBITDA, Net Income, Unlevered Free Cash Flow	100%

Sandra J. Martin	Corporate Compensation Adjusted EBITDA, Net Income, Unlevered Free Cash Flow	75%

Denise Warren(3)	Corporate Compensation Adjusted EBITDA, Business Unit Adjusted EBITDA, Print Revenue and Digital Revenue (above guaranteed amount)	100%

(1)  Mr. Bode is not included because his employment terminated in January 2015. Mr. Beutner, who had a 100% of salary target award, is not included because his employment terminated in September 2015.

(2)  Pursuant to Mr. Ryan’s employment agreement, his bonus was prorated based on the period he was employed by the Baltimore Sun business unit and the Los Angeles Times business unit and determined based on the results of the Baltimore Sun business unit at a 60% of salary target award and the Los Angeles Times business unit at a 100% of salary target award.

(3)  Pursuant to Ms. Warren’s employment agreement, she was entitled to a minimum incentive amount for 2015 equal to 75% of her target bonus pro-rated for her 2015 service.

Actual 2015 MIP Awards

In determining 2015 MIP awards, the Compensation Committee based the calculations on the MIP performance targets established by the Committee. The percentage of target performance for each applicable Named Executive Officer based on financial performance is shown in the table above.

In March 2016, the Compensation Committee determined the 2015 MIP awards for each of Messrs. Griffin, Hunter and Ryan and Ms. Martin based on the actual performance of the Company or the applicable business unit as described below. In determining Corporate Compensation Adjusted EBITDA achievement, the Compensation Committee included the results of The San Diego Union-Tribune, which was acquired in 2015, only to the extent that the threshold Corporate Compensation Adjusted EBITDA level of $145.7 million would be achieved. In determining the payout amount for Mr. Ryan, who changed business units during 2015 in connection with his promotion, the Compensation Committee based his 2015 MIP award on the financial results of each of the applicable individual business units, prorated based on his period of service at each business unit.

The target goals, actual performance achieved and percentage of target bonus awarded to Mr. Griffin and Ms. Martin are reflected in the table below:

	Target	Achievement
	(millions)	(millions)	Payout %
Compensation Adjusted EBITDA	$160.0	$156.1	50
Net Income	$37.6	$38.3	84
Unlevered Free Cash Flow	$85.1	$88.0	118

The target goals, actual performance achieved and percentage of target bonus awarded to Mr. Ryan attributable to the Los Angeles Times business unit results are reflected in the table below:

	Prorated Target	Achievement
	(millions)	(millions)	Payout %
Compensation Adjusted EBITDA	$29.5	$30.7	94
Print Revenue	$88.7	$94.8	144
Digital Revenue	$24.7	$18.6	0

The target goals, actual performance achieved and percentage of target bonus awarded to Mr. Ryan attributable to the Baltimore Sun business unit results are reflected in the table below:

	Prorated Target	Achievement
	(millions)	(millions)	Payout %
Compensation Adjusted EBITDA	$18.8	$20.0	110
Print Revenue	$89.3	$87.0	95
Digital Revenue	$12.2	$11.5	0

The target goals, actual performance achieved and percentage of target bonus awarded to Mr. Hunter attributable to the Chicago Tribune business unit results are reflected in the table below:

	Target	Achievement
	(millions)	(millions)	Payout %
Compensation Adjusted EBITDA	$86.9	$82.6	31
Print Revenue	$453.7	$436.1	51
Digital Revenue	$62.8	$56.1	0

The Compensation Committee recognized that Mr. Hunter led an initiative to achieve significant expense savings in 2015, which was a key corporate initiative. The Compensation Committee wanted to award a special bonus to Mr. Hunter to acknowledge his leadership and significant efforts in achieving such key corporate initiative. Accordingly, in March 2015, the Compensation Committee awarded Mr. Hunter an additional bonus in the amount of $100,000.

2015 MIP awards for the Named Executive Officers are included in the 2015 Summary Compensation Table below in the “Non‑Equity Incentive Plan Compensation” column. The Corporate Initiative Award is included in the 2015 Summary Compensation Table below in the “Bonus” column.

Long‑Term Incentive Awards Program

The Company’s long‑term incentive award program for senior executives has two components, each of which directly tied long‑term compensation to long‑term value creation and stockholder return:

•	Restricted stock unit awards, and

•	Non‑qualified stock option awards.

In March 2015, the Compensation Committee awarded restricted stock units and non‑qualified stock options to Messrs. Griffin, Hunter, Ryan and Beutner and Ms. Martin. With respect to Messrs. Griffin and Beutner, the value and mix of their respective awards were based on the terms of their respective employment agreements. With respect to Messrs. Hunter and Ryan and Ms. Martin, the value of the awards granted by the Compensation Committee was based on the recommendation of the Company’s Chief Executive Officer.

In June 2015, the Compensation Committee awarded restricted stock units and non-qualified stock options to Ms. Warren in connection with her joining the Company. The value and mix of her award was based on the terms of her employment agreement.

Restricted Stock Unit Component

Grants of restricted stock units provide Named Executive Officer with stock ownership of unrestricted shares after the restriction lapses. Executive officers received restricted stock unit awards in 2015 because, in the judgment of the Compensation Committee and based on management recommendations, these individuals were in positions most likely to assist in the achievement of the Company’s long‑term value creation goals and to create stockholder value over time. The Compensation Committee reviewed all proposed grants of restricted stock units for executive officers prior to award, including awards contemplated for new executive officers as part of employment offers.

Key elements of the 2015 restricted stock unit program were:

•

Restricted stock units provide the same economic risk or reward as restricted stock, but recipients do not have voting rights and do not receive cash dividends during the restriction period. Dividend equivalents are accrued and paid in cash upon vesting of the restricted stock units. Vested restricted stock units are settled in shares.

•	Restricted stock units are subject to a four‑year restriction period and will vest in four equal installments on March 1, 2016, 2017, 2018 and 2019.

In certain cases, such as for new hires or to facilitate retention, selected employees may receive restricted stock units subject to different vesting terms.

Non‑Qualified Stock Options Component

Non‑qualified stock options permit optionees to buy the Company’s common stock in the future at a price equal to the common stock’s value on the date the option was granted, which is the option exercise price.

Key elements of the 2015 non‑qualified stock option program were:

•	The option exercise price of stock options awarded was the NYSE closing price of the Company’s common stock on the date the award was approved by the Compensation Committee.

•	The options will vest in four equal annual installments on March 1, 2016, 2017, 2018 and 2019.

•	Options cannot be exercised prior to vesting.

•	The options expire seven years after the grant date.

•	The Omnibus Incentive Plan prohibits the repricing of, or exchange of, stock options that are priced below the prevailing market price with lower‑priced stock options without stockholder approval.

The following table provides an overview of some of the main characteristics of restricted stock units and non‑qualified stock options.

Restricted Stock Units	Non‑Qualified Stock Options
A restricted stock unit award is a promise to deliver to the recipient, upon vesting, shares of the Company’s common stock.	Non‑qualified stock options provide the opportunity to purchase the Company’s common stock at a specified price called the “exercise price” at a future date.

Holders of restricted stock units are not entitled to vote the shares and do not receive cash dividends during the restriction period. Dividend equivalents are paid in cash upon the vesting of restricted stock units.

Stock option holders do not receive dividends on shares underlying options and cannot vote their shares.

Restricted stock units have intrinsic value on the day the award is received and retain some realizable value even if the share price declines during the restriction period, so each provides strong employee retention value.

Non‑qualified stock options increase focus on activities primarily related to absolute share price appreciation. The Company’s non‑qualified stock options will expire seven years after their grant date. If the value of the Company’s common stock increases and the optionee exercises his or her option to buy at the exercise price, the optionee receives a gain in value equal to the difference between the option exercise price and the price of the stock on the exercise date. If the value of the Company’s common stock fails to increase or declines, the stock option has no realizable value. Stock options provide less retention value than restricted stock units because stock options have realizable value only if the share price appreciates over the option exercise price before the options expire.

The Compensation Committee determined allocations among restricted stock units and non‑qualified stock options based on the view that a balanced award of restricted stock units and non‑qualified stock options provides a combination of incentives for absolute share price appreciation. The Compensation Committee selected vesting terms for restricted stock units and stock options taking into consideration the historical vesting terms of equity awards granted by TCO.

Severance Plan Arrangements

The employment agreements with each of the Named Executive Officers provide for a specified severance payment in the case of certain termination events. The Compensation Committee has adopted non‑binding severance guidelines for employees, including executive officers who do not otherwise have an employment agreement. In connection with the separation of Mr. Bode in January 2015, we entered into a separation agreement that provided for a specified severance payment. The severance‑related terms of the employment agreements with the Named Executive Officers, the severance guidelines, and Mr. Bode’s separation agreement are described in more detail in “Named Executive Officer Compensation—Potential Payments Upon Termination or Change in Control.” In addition, in February 2016, the outstanding restricted stock units and stock options held by Ms. Martin, Messrs. Hunter, Ryan and Griffin, and Ms. Warren were amended to provide for full acceleration of the unvested shares in the event of a termination of employment without cause following a change in control as defined in their respective employment agreements.

Employee Benefits and Perquisites

Our Named Executive Officers are eligible for the same benefits as full‑time employees generally, including life, health, and disability insurance and defined contribution retirement benefits. We do not offer supplemental executive benefits of any kind, and perquisites are not a material item of our compensation program. In connection with the employment agreement entered into with Mr. Beutner when he was hired, he negotiated a personal allowance which is described more fully in “Named Executive Officer Compensation—Summary Compensation Table” and the related narrative.

Recoupment Policy

The Company has an Executive Compensation Clawback Policy that provides for recoupment of performance‑based compensation in the event of a restatement of the Company’s financial statement. This would include any performance‑based cash incentive and bonus awards and performance‑based equity compensation. If the Compensation Committee determines that the amount of any performance‑based compensation actually paid or awarded to the executive officer would have been a lower amount had it been calculated based on the restated financial statement, the Compensation Committee may, to the extent permitted by applicable law, seek recoupment from that executive officer of such excess amount of compensation previously paid or awarded after a review of all relevant facts and circumstances. The Named Executive Officers are covered by this policy.

Consideration of Tax and Accounting Impacts

The Compensation Committee considers tax and accounting implications in designing the Company’s compensation programs. However, the Compensation Committee believes that in establishing the compensation programs for our executive officers, the potential tax and accounting implications of those programs should be only one of a number of relevant factors taken into consideration, and not the sole governing factor.

Risk Assessment of Executive Officer Compensation

The Compensation Committee believes the various components of the total compensation package of the executive officers, as discussed above, are appropriately balanced so as to avoid any excessive risk taking by such individuals. First, long‑term equity awards tied to the market price of our common stock represent a significant component of executive officer compensation and promote a commonality of interest between the executive officers and our stockholders in increasing stockholder value. In addition, a substantial portion of the equity awards is in the form of restricted stock units. The use of such restricted stock units mitigates the potential risk that stock options might otherwise pose to risk taking in the short term. Restricted stock units provide varying levels of compensation as the market price of our common stock fluctuates over time, and they are less likely to contribute to excessive risk taking. Furthermore, the equity awards, whether in the form of stock options or restricted stock unit awards, generally will vest over a period of years, and that vesting element encourages the award recipients to focus on sustaining our long‑term performance. Additionally, because equity awards are typically made on an annual basis, the executive officers always have unvested awards outstanding that could decrease significantly in value if our business is not managed to achieve its long‑term goals. Secondly, under the 2015 MIP, an individual target bonus amount is established for each executive officer at each level of potential goal attainment. Accordingly, at all levels of performance goal attainment, there are limits in place for the potential bonus payout. In addition, a maximum bonus amount is established for each participant such that no participant may earn more than a fixed percentage of his base salary. Accordingly, our overall compensation structure is not overly‑weighted toward short‑term incentives, and the Compensation Committee has taken what it believes are reasonable steps to protect against the potential of disproportionately large short‑term incentives that might encourage excessive risk taking.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis with management, and, based on such review and discussions, the Compensation Committee recommended to the Board of Directors of the Company that the Compensation Discussion and Analysis be included in this proxy statement.

The Compensation Committee

Ellen Taus, Chairperson

David E. Dibble

Renetta McCann

NAMED EXECUTIVE OFFICER COMPENSATION

2015 Summary Compensation Table

The following table shows for the fiscal year ended December 27, 2015, compensation earned by our former Chief Executive Officer, former Chief Financial Officers, the other three most highly compensated individuals who served as executive officers as of December 27, 2015, and the individuals who would have been among the most highly compensated executive officers if they had remained employed as of December 27, 2015 (collectively, the “Named Executive Officers”).

						Non-Equity
				Stock	Option	Incentive Plan	All Other
Name and Principal Position	Year	Salary	Bonus	Awards(1)	Awards(1)	Compensation(2)	Compensation(3)	Total
Tony W. Hunter	2015	$625,000	$100,000	$239,283	$245,098	$213,750	$9,615	$1,432,746
President of National Revenue and Strategic Initiatives	2014	$625,000	$523,519	$249,600	$116,750	$625,000	$9,923	$2,149,792

Timothy E. Ryan	2015	$485,769	—	$139,280	$23,698	$318,120	$301,089	$1,267,956
President of Publishing	2014	$425,000	$265,522	$192,000	$32,690	$204,000	$11,071	$1,130,283

John H. Griffin, Jr.(4)	2015	$1,000,000	—	$750,005	$750,002	$760,000	$10,600	$3,270,607
Former President and Chief Executive Officer	2014	$712,971	$577,496	$749,990	$750,002	$357,534	$11,362	$3,159,355

Sandra J. Martin(5)	2015	$367,500	—	$250,240	$149,765	$226,650	$10,600	$1,004,755
Former Executive Vice President and Chief Financial Officer

John B. Bode(6)	2015	$35,475	—	—	—	—	$982,162	$1,017,637
Former Executive Vice President and Chief Financial Officer	2014	$486,538	$34,040	$288,000	$186,800	—	—	$995,378

Austin M. Beutner(7)	2015	$497,485	—	$337,510	$337,491	—	$752,320	$1,924,806
Former Publisher and Chief Executive Officer, Los Angeles Times	2014	$259,615	$259,615	$337,498	$337,502	—	$21,533	$1,215,763

Denise Warren(8)	2015	$336,539	$256,849	$274,999	$275,001	—	$7,812	$1,151,200
Former President of Digital, CEO East Coast Publishing and EVP

(1)

Amounts reflect the aggregate grant date fair value of awards granted during the fiscal year ended computed in accordance with FASB ASC Topic 718, excluding the effect of any estimated forfeitures. These amounts reflect the Company’s accounting expense and do not correspond to the actual value that will be realized by the Named Executive Officers. Assumptions used in the calculation of these amounts are described in notes 3 and 16 to the Company’s audited financial statements included in the Annual Report on Form 10-K.

(2)	Amounts reflect the payouts under the management incentive program, which are described in the “Compensation Discussion and Analysis” section of this proxy statement.

(3)

Amounts include the following 401(k) retirement plan matching contributions for the Named Executive Officers other than Mr. Bode:  $9,615 for Mr. Hunter; $9,808 for Mr. Ryan; $10,600 for Mr. Griffin; $10,600 for Ms. Martin; $9,923 for Mr. Beutner; and $7,812 for Ms. Warren. With respect to Mr. Ryan, the amount also includes (a) a relocation advance of $75,000 and (b) in conjunction with his relocation from Baltimore to Los Angeles, (x) an allowance for permanent housing of $175,000, (y) temporary housing payments totaling $35,504, and (z) rental car payments totaling $5,777. With respect to Mr. Bode, the 2015 amount includes $982,162 in severance-related payments. With respect to Mr. Beutner, the 2015 amount includes (i) $715,000 in severance-related payments and (ii) a personal allowance of $27,397.

(4)	Mr. Griffin’s employment with the Company terminated on March 31, 2016.

(5)	Ms. Martin’s employment with the Company terminated on April 15, 2016.

(6)	Mr. Bode’s employment with the Company terminated on January 19, 2015.

(7)	Mr. Beutner’s employment with the Company terminated on September 8, 2015.

(8)	Ms. Warren’s employment with the Company terminated on March 1, 2016.

2015 Grants of Plan‑Based Awards Table

The following table shows (1) equity awards granted to our Named Executive Officers under the Omnibus Incentive Plan and (2) non‑equity incentive plan compensation awards granted to our Named Executive Officers under incentive plans, during the fiscal year ended December 27, 2015.

					All			Grant
					Other			Date
					Stock	All Other		Fair
					Awards:	Option		Value
					Number	Awards:	Exercise	of
		Estimated Future Payouts			of	Number of	or Base	Stock
		Under Non-Equity			Shares	Securities	Price of	and
		Incentive Plan Awards(1)			of Stock	Underlying	Option	Option
		Threshold	Target	Maximum	or Units	Options	Awards	Awards
Name	Grant Date	($)	($)	($)	(#)	(#)	($ / share)	($)
Tony W. Hunter	3/9/2015				13,744			239,283
	3/9/2015					57,266	17.41	245,098
		312,500	625,000	1,250,000
Timothy E. Ryan	3/9/2015				8,000			139,280
	3/9/2015					5,600	17.41	23,968
		312,500	625,000	1,250,000
John H. Griffin, Jr.	3/9/2015				43,079			750,005
	3/9/2015					175,234	17.41	750,002
		500,000	1,000,000	2,000,000
Sandra J. Martin	3/9/2015				7,000			121,870
	3/9/2015					5,000	17.41	21,400
	4/14/2015				6,600			128,370
	4/14/2015					27,196	19.45	128,365
		150,000	300,000	600,000
John B. Bode					—			—
						—		—
		—	—	—
Austin M. Beutner	3/9/2015				19,386			337,510
	3/9/2015					78,853	17.41	337,491
		—	—	—
Denise Warren	6/15/2015				18,236			274,999
	6/15/2015					82,583	15.08	275,001
		—	77,055	410,959

(1)

These columns show the threshold, target and maximum payouts under the 2015 management incentive program, which is described in the “Compensation Discussion and Analysis” section of this proxy statement. For Ms. Warren, the amounts reflect proration for her period of service in 2015 in excess of her guaranteed amount.

Employment Agreements

The Company has entered into employment agreements with our Named Executive Officers as described below. Each agreement provides for certain payments and benefits to the executive upon separation from us as described below in “Potential Payments Upon Termination or Change in Control.” Each agreement also contains certain restrictive covenants for our benefit and requires the executive to maintain the confidentiality of our confidential information. The equity awards described in each agreement will be subject to such other terms as set forth in the 2014 Omnibus Incentive Plan and applicable award agreements.

Tony W. Hunter

Effective August 24, 2015, a subsidiary of the Company entered into an employment agreement with Mr. Hunter. The term of the employment agreement will expire on August 23, 2018.  Pursuant to his employment agreement, Mr. Hunter will receive an annual base salary of $625,000. He also will be entitled to receive an annual cash bonus with a target of 100% of base salary.  Mr. Hunter’s employment agreement provides that for 2016, 2017 and 2018, subject to his continued employment, he will receive annual equity grants having an aggregate fair market value of $550,000 on the grant date, of which half of the value of the award will be stock options and half restricted stock units.

Timothy E. Ryan

Effective September 8, 2015, a subsidiary of the Company entered into an employment agreement with Mr. Ryan. The term of the employment agreement will expire on October 6, 2018.  Pursuant to his employment agreement, Mr. Ryan will receive an annual base salary of $625,000. He also will be entitled to receive an annual cash bonus with a target of 100% of base salary. The Company will pay Mr. Ryan $75,000 for relocation expenses, all or half of which will be subject to repayment if Mr. Ryan’s employment is terminated for cause or he resigns without good reason prior to the one- or two-year anniversary of the employment agreement, respectively. Mr. Ryan will receive a housing allowance of $175,000 by September 30, 2015, and $87,000 on September 30, 2016. In addition, the Company will provide Mr. Ryan with temporary housing and a rental car for up to four months. Mr. Ryan’s employment agreement also provides that for 2016, 2017 and 2018, subject to his continued employment, he will receive annual equity grants having an aggregate fair market value of $550,000 on the grant date, of which half of the value of the award will be stock options and half restricted stock units.

John H. Griffin, Jr.

On March 3, 2014, a subsidiary of the Company entered into an employment agreement with Mr. Griffin in connection with his hire as our Chief Executive Officer and President. The initial term of the employment agreement would have expired on March 31, 2017. Mr. Griffin’s appointment as our Chief Executive Officer, President and a director ended on February 22, 2016, and his employment terminated on March 31, 2016.  Pursuant to his employment agreement, Mr. Griffin received an initial annual base salary of $1,000,000. He also was entitled to receive an annual cash bonus with a target of 100% of base salary. Mr. Griffin’s employment agreement provided that beginning with 2014 and through the term of his employment agreement, he would receive annual grants of equity awards having an aggregate fair market value of $1,500,000 based on the fair market value on the grant date.

Sandra J. Martin

Effective January 4, 2016, a subsidiary of the Company entered into an employment agreement with Ms. Martin. The term of the employment agreement would have expired on January 3, 2018. Ms. Martin’s employment terminated on April 15, 2016. Pursuant to the employment agreement, for 2016, Ms. Martin’s annual rate of base salary was $440,000 and her target cash bonus percentage was 75% of base salary.

John B. Bode

On September 11, 2013, a subsidiary of the Company entered into an employment agreement with Mr. Bode in connection with his hire as our Chief Financial Officer. The term of the employment agreement would have expired on September 30, 2015. On January 19, 2015, Mr. Bode’s employment terminated and he entered into a separation agreement with us. Pursuant to his employment agreement, Mr. Bode received an initial annual base salary of $450,000. He also was entitled to receive an annual cash bonus with a target of 75% of base salary. Mr. Bode’s employment agreement provided that for 2014 and 2015, subject to his continued employment, he would receive annual equity grants having an aggregate fair market value of $450,000 on the grant date, of which half of the award would be stock options and half restricted stock units.

Austin M. Beutner

On August 11, 2014, a subsidiary of the Company entered into an employment agreement with Mr. Beutner in connection with his hire as the Publisher and Chief Executive Officer of the Los Angeles Times. The initial term of the agreement would have expired on August 10, 2017. On September 3, 2015, Mr. Beutner’s employment terminated.  Pursuant to his employment agreement, Mr. Beutner received an initial annual base salary of $675,000. He also was entitled to receive an annual cash bonus with a target of 100% of base salary. Mr. Beutner’s employment agreement provided that for 2014, 2015 and 2016, subject to his continued employment, he would receive annual equity grants having an aggregate fair market value of $675,000 on the grant date, of which half of the value of the award would be stock options and half restricted stock units.

Denise Warren

Effective June 15, 2015, a subsidiary of the Company entered into an employment agreement with Ms. Warren in connection with her hire as our President of Digital, CEO of East Coast Publishing and Executive Vice President.  The term of the employment agreement would have expired on June 14, 2018. On February 3, 2016, Ms. Warren’s employment terminated. Pursuant to her employment agreement, Ms. Warren’s annual rate of base salary was $625,000. She also was entitled to receive an annual cash bonus with a target of 100% of base salary and her bonus for 2015 was set at no less than 75% of her target bonus prorated based on the period of employment during 2015. Ms. Warren’s employment agreement provided that for 2015, 2016 and 2017, subject to her continued employment, she would receive annual equity grants having an aggregate fair market value of $550,000 on the grant date, of which half of the value of the award would be stock options and half restricted stock units.

2014 Omnibus Incentive Plan

Long‑term incentives awarded in 2015 to our Named Executive Officers consisted of equity compensation in the form of restricted stock unit awards and stock options. The restricted stock units and the stock options vest in four equal annual installments on March 1, 2016, 2017, 2018 and 2019. The term of the stock options is seven years. The exercise price for the stock options is equal to the closing price on the date of grant.

2015 Outstanding Equity Awards at Fiscal Year‑End Table

The following table shows the outstanding stock options and unvested stock awards held by each Named Executive Officer as of December 27, 2015.

		Option Awards					Stock Awards
		Number of	Number of				Number of		Market
		Securities	Securities				Shares or		Value of
		Underlying	Underlying				Units of		Shares or
		Unexercised	Unexercised				Stock That		Units of
		Options	Options		Option	Option	Have Not		Stock That
		(#)	(#)		Exercise	Expiration	Vested		Have Not
Name	Grant Date	Exercisable	Unexercisable(1)		Price(2)	Date	(#) (3)		Vested(4)
Tony W. Hunter	5/7/2013	15,143	30,287		$14.02	5/7/2023	11,151		$108,276
	8/29/2014	6,250	18,750		$19.20	8/29/2021	9,750		$94,673
	3/9/2015	—	57,266		$17.41	3/9/2022	13,744		$133,454

Timothy E. Ryan	5/7/2013	12,356	12,356		$14.02	5/7/2023	4,551		$44,190
	8/29/2014	1,750	5,250		$19.20	8/29/2021	7,500		$72,825
	3/9/2015	—	5,600		$17.41	3/9/2022	8,000		$77,680

John H. Griffin	8/29/2014	40,150	120,450		$19.20	8/29/2021	29,297		$284,474
	3/9/2015	—	175,234		$17.41	3/9/2022	43,079		$418,297

Sandra J. Martin	8/29/2014	—	—				5,250		$50,978
	3/9/2015	—	5,000		$17.41	3/9/2022	7,000		$67,970
	4/14/2015	—	27,196		$19.45	4/14/2022	6,600		$64,086

John B. Bode	8/29/2014	10,000	—		$19.20	1/19/2016

Austin M. Beutner	—	—	—

Denise Warren	6/15/2015	—	82,583	(5)	$15.08	6/15/2022	18,236	(5)	$177,072

(1)

The stock option awards granted in 2014 and 2015 were pursuant to the 2014 Omnibus Incentive Plan. The awards vest over four years in equal installments on March 1st of each year following the grant until the option is fully vested and each has a term of seven years.  Vesting is subject to continued service. Stock options with a grant date of May 7, 2013 for Messrs. Hunter and Ryan were granted pursuant to the Tribune Media Company 2013 Equity Incentive Plan and converted to Tribune Publishing Company stock options under the 2014 Omnibus Incentive Plan and have a term of ten years.

(2)	The per share option exercise price represents the closing price of the Company’s common stock on the date of grant.

(3)

The restricted stock units (RSUs) were granted pursuant to the 2014 Omnibus Incentive Plan. The awards vest over four years in equal installments on March 1st of each year following the grant until the award is fully vested. Vesting is subject to continued service.

RSUs with a grant date of May 7, 2013 for Messrs. Hunter and Ryan were granted pursuant to the Tribune Media Company 2013 Equity Incentive Plan and converted to Tribune Publishing Company RSUs under the 2014 Omnibus Incentive Plan.

(4)	Market value was determined by multiplying the number of RSUs by $9.71 (the closing price of the Company’s common stock on December 24, 2015, the last day of trading in fiscal year 2015).

(5)

Ms. Warren’s stock options and RSUs were granted upon her hire in June 2015. The award was scheduled to vest in equal installments upon Ms. Warren’s completion of each year of service over a four-year period.

2015 Option Exercises and Stock Vested Table

The following table shows, for the fiscal year ended December 27, 2015, the stock options exercised and restricted stock units vested for the Named Executive Officers.

	Option Awards		Stock Awards
	Number of		Number of
	Shares Acquired	Value Realized	Shares Acquired	Value Realized
Name	on Exercise (#)	on Exercise ($)	on Vesting (#)	on Vesting ($)(1)
Tony W. Hunter	—	—	8,825	191,282
Timothy E. Ryan	—	—	4,775	103,498
John H. Griffin, Jr.	—	—	9,765	211,656
Sandra J. Martin	—	—	1,750	37,931
John B. Bode	—	—	3,750	81,544
Austin M. Beutner	—	—	13,635	157,296
Denise Warren	—	—	0	0

(1)	Based on the closing price of Tribune Publishing Company’s common stock on the vesting date.

Elements of Post‑Termination Compensation and Benefits

Employment Agreements

As of January 4, 2016, the Company (or a subsidiary thereof) had employment agreements with each of our executive officers. The employment agreements provide for certain payments and benefits to the executive officer upon the executive officer’s separation from us as described below in “Potential Payments Upon Termination or Change in Control”. In January 2015, Mr. Bode’s employment terminated and he entered into a separation agreement. In September 2015, Mr. Beutner’s employment terminated. In February and March 2016, the employment of Ms. Warren and Mr. Griffin, respectively, terminated. Ms. Martin’s employment terminated in April 2016. The benefits paid or payable to these individuals are described below in “Potential Payments Upon Termination or Change of Control”.

Change in Control Provisions for Equity Awards

Change in Control Provisions in the Omnibus Incentive Plan.

The Omnibus Incentive Plan is administered by the Compensation Committee or such other committee as our Board may from time to time designate (the “Plan Committee”). Upon a change in control, no cancellation, acceleration of exercisability or vesting, lapse of any restricted period or settlement or other payment will occur with respect to any outstanding awards, if the Plan Committee reasonably determines in good faith, prior to the occurrence of the change in control, that such outstanding awards will be honored or assumed or new rights substituted therefor (such honored, assumed or substituted awards, “Alternative Awards”). Alternative Awards must provide a participant with substantially equivalent rights and entitlements and provide for accelerated vesting in the event a participant’s employment is terminated without “cause” within 12 months after the change in control.

If the Plan Committee reasonably determines in good faith, prior to the occurrence of the change in control, that no Alternative Awards will be provided, then, (A) each outstanding option and stock appreciation right (“SAR”) will vest and be canceled in exchange for a cash payment equal to (x) the excess, if any, of the change in control price over the exercise price of such option or SAR, multiplied by (y) the aggregate number of shares of common stock covered by such award; (B) each outstanding performance award with a performance cycle in progress at the time of the change in control shall be deemed to be earned and become vested and paid out based on the performance goals achieved as of the date of the change in control (which performance goals shall be pro‑rated, if necessary or appropriate, to reflect the portion of the performance cycle that has been completed), and all other performance awards shall terminate and be forfeited upon consummation of the change in control; (C) cash awards that are vested but unpaid shall be paid in cash; and (D) each outstanding restricted stock, RSU and other stock‑based awards shall vest, the restricted period (if any) on all such outstanding awards shall lapse and shares of common stock issued or the awards may be canceled in exchange for a cash payment equal to (x) the change in control price, multiplied by (y) the aggregate number of shares of common stock covered by such award; provided, however that no award that is subject to Section 409A of the Code shall be canceled in exchange for a cash payment unless such payment may be made without the imposition of any additional taxes or interest under Section 409A of the Code.

If the Plan Committee reasonably determines in good faith, prior to the occurrence of the change in control, that no Alternative Awards will be provided, then the Plan Committee may determine, in its discretion, to cancel some or all awards in exchange for a cash payment based on the change in control price or may, in its discretion, accelerate the exercisability or vesting or lapse of any restricted period with respect to all or any portion of any outstanding award.

Awards to Executives Under the Omnibus Incentive Plan.  As of December 27, 2015, the Compensation Committee had granted stock options and restricted stock unit awards under the 2014 Omnibus Incentive Plan to all of our Named Executive Officers. The awards granted through December 27, 2015 provide for accelerated vesting as follows:

•

Death or Disability. Upon termination of employment of the executive officer by reason of death or disability, the unvested portion of the award will vest in full and stock options will remain exercisable for one year following the termination of employment, but not later than the expiration of the stock options.

•

Change in Control. Unless the Plan Committee determines that the executive officer will receive an Alternative Award satisfying the conditions set forth in the Omnibus Incentive Plan, in the event of a change in control occurring prior to the applicable vesting date, the unvested portion of the award will vest in full and in the case of stock options, if so directed by the Plan Committee, will be cancelled in exchange for a payment equal to the excess, if any, of the price paid for a share of common stock in the transaction resulting in the change in control over the applicable exercise price.

In 2016, the outstanding restricted stock units and stock options held by Messrs. Hunter, Ryan and Griffin, and Mses. Martin and Warren were amended to provide for full acceleration of the unvested shares in the event of a termination of employment without cause following a change in control as defined in their respective employment agreements.

Potential Payments Upon Termination or Change in Control

The employment agreements with each of our executive officers provide for certain payments and benefits upon a separation from us. To the extent applicable, “cause” and “good reason” are defined in the employment agreements. In connection with the termination of Mr. Bode’s employment, we entered into a separation agreement with Mr. Bode that provided for certain payments and benefits.

Tony W. Hunter

Pursuant to Mr. Hunter’s employment agreement, if the Company terminates his employment without cause (and other than due to death or disability) or he resigns for good reason (which may include a change in control), subject to his execution and non-revocation of a release of claims, we will pay him, in addition to his previously-accrued compensation, severance equal to the following: 12 months of his base salary, any unpaid incentive bonus for the preceding year, plus a prorated incentive bonus for the year of termination. Also, effective upon such an involuntary termination of his employment, a portion of any equity awards granted under his employment agreement that were then unvested but would have vested in the ordinary course over the one-year period following his termination of employment would become vested.

Timothy E. Ryan

Pursuant to Mr. Ryan’s employment agreement, if the Company terminates his employment without cause prior to a change in control or he resigns for good reason other than due to a change in control, subject to his execution and non-revocation of a release of claims, we will pay him, in addition to his previously-accrued compensation, severance equal to the following: 12 months of his base salary, any unpaid incentive bonus for the preceding year, plus a prorated incentive bonus for the year of termination. If the Company terminates Mr. Ryan’s employment without cause on or after a change in control or he resigns for good reason due to a change in control, subject to his execution and non-revocation of a release of claims, the Company will pay him, in addition to his previously-accrued compensation, severance equal to the following: (i) in the case of a change in control of Tribune Publishing Company, LLC or the Company, 12 months of his base salary and one year of his annual targeted bonus amount, or (ii) in the case of a change in control of Los

Angeles Times Communications LLC, 24 months of his base salary and two years of his annual targeted bonus amount, plus, in either case, any unpaid incentive bonus for the preceding year. Also, whether such termination is in connection with a change in control or not, a portion of any equity awards granted under his employment agreement that were then unvested but would have vested in the ordinary course over the one-year period following his termination of employment would become vested.

John H. Griffin, Jr.

Mr. Griffin’s employment terminated in March 2016.  Pursuant to his employment agreement, if we terminated Mr. Griffin’s employment without cause (and other than due to death or disability) or he resigns for good reason or we did not renew his employment agreement for a term of at least one year on substantially equivalent terms, subject to his execution and non‑revocation of a release of claims, we would pay him, in addition to his previously‑accrued compensation, severance of $2,000,000 over a 12 month period and we would bear the cost we would otherwise pay during such period for him to continue his health and dental insurance benefits, at active employee rates (until he otherwise becomes eligible for comparable coverage under another employer’s benefit plans). Also, effective upon such an involuntary termination of his employment, a portion of any equity awards granted under his employment agreement that were then unvested but would have vested in the ordinary course over the one-year period following his termination of employment would become vested.

Sandra J. Martin

Ms. Martin’s employment terminated in April 2016. Ms. Martin’s employment agreement provided that if the Company terminated her employment without cause (and other than due to death or disability) or she resigned for good reason, subject to her execution and non-revocation of a release of claims, we would pay her, in addition to her previously-accrued compensation, severance equal to the following: 12 months of her base salary in a lump sum, any unpaid incentive bonus for the preceding year, plus a prorated incentive bonus for the year of termination.

John B. Bode

Mr. Bode’s employment terminated in January 2015. Pursuant to his separation agreement, subject to his execution and non‑revocation of a release of claims, we agreed to pay him, in addition to his previously‑accrued compensation, severance equal to the following: (a) a cash payment equal to 12 months of Mr. Bode’s annual base salary (this amount, which was due in a lump sum under the terms of Mr. Bode’s employment agreement, was paid in monthly installments through the end of 2015); (b) an additional cash payment equal to 75% of Mr. Bode’s current annual base salary, payable in a lump sum (in lieu of an annual bonus for 2014); (c) an additional monthly cash payment for 12 months equal to the monthly COBRA coverage payment for Mr. Bode; and (d) accelerated vesting of that portion of Mr. Bode’s outstanding equity awards that would have otherwise vested on March 1, 2015 (i.e., 10,000 options with an exercise price of $19.20 per share and 3,750 restricted stock units) with an extended period to exercise the stock options, for up to one year post‑termination. Mr. Bode’s employment agreement provided that if we had terminated his employment without cause (and other than due to death or disability), subject to his execution and non‑revocation of a release of claims, we would have paid him, in addition to his previously accrued compensation, severance in a lump sum payment equal to 12 months of his base salary. His annual rate of base salary at the time of his termination of employment was $550,000.

Austin M. Beutner

Mr. Beutner’s employment terminated in September 2015.  Mr. Beutner’s employment agreement provided that if we terminated his employment without cause (and other than due to death or disability) or he resigned for good reason (which may include a change in control), subject to his execution and non‑revocation of a release of claims, we would pay him, in addition to his previously‑accrued compensation, severance in a lump sum payment equal to 12 months of his base salary and up to an additional one year of the personal allowance of $40,000. Also, effective upon such an involuntary termination of his employment, that portion of Mr. Beutner’s outstanding equity awards that were then unvested but would have vested in the ordinary course over the one‑year period following his termination of employment became vested (i.e., 17,397 and 19,713 options with an exercise price of $19.20 and $17.41 per share, respectively, and 9,241 restricted stock units). Mr. Beutner’s annual rate of base salary at the time of his termination of employment was $675,000.

Denise Warren

Ms. Warren’s employment terminated in February 2016. Ms. Warren’s employment agreement provided that if the Company terminated her employment without cause (and other than due to death or disability) or she resigned for good reason (which may include a change in control), subject to her execution and non-revocation of a release of claims, we would pay her, in addition to her previously-accrued compensation, severance equal to the following: 12 months of her base salary, any unpaid incentive bonus for the preceding year and any unpaid 2015 guaranteed bonus, plus a prorated incentive bonus for the year of termination, and a stipend for benefits. Also, effective upon such an involuntary termination of her employment, a portion of any equity awards granted under her employment agreement that were then unvested but would have vested in the ordinary course over the one-year period following her termination of employment would become vested.

Severance Guidelines

Prior to Ms. Martin’s execution of her employment agreement, the amount and timing of any termination pay or benefits that would be paid to Ms. Martin would have been determined by the Compensation Committee in accordance with the Company’s non‑binding severance guidelines that were approved by our Board of Directors. The guidelines permit severance pay to an executive officer who is terminated without cause (as defined therein) in the amount of 12 weeks base salary or, if greater, the sum of two weeks base salary plus one additional week of base salary for each year of employment after the executive officer’s first year of employment. This amount may be modified in the Compensation Committee’s discretion. Any such payment would have been conditioned on the executive officer’s execution and non‑revocation of a release of claims.

Estimated Payments Upon Termination or Change in Control at Year End Table

The following table shows the estimated incremental compensation for Messrs. Hunter, Ryan, and Griffin, and Mses. Martin and Warren as of December 27, 2015 in the event a termination or change in control had occurred on that date and the severance guidelines were not applied. The table does not include benefits generally available to all employees or payments and benefits that the Named Executive Officers would have already earned during their employment with us whether or not a termination or change in control event had occurred.   The table also does not include any amounts with respect to stock option acceleration because the exercise price of outstanding stock options exceeded the closing price of the Company’s common stock on December 24, 2015, the last day of trading in fiscal year 2015. In addition, the table does not include pro rata incentive bonuses for the year of termination because December 27, 2015 was the last day of the fiscal year and the incentive amounts for 2015 are set forth in the Non-Equity Incentive Plan Compensation column of the 2015 Summary Compensation Table. Actual amounts payable can only be determined at the time of termination or change in control.

		Before Change of
		Control
		Termination
		Without Cause or	Change of
Name	Benefit	for Good Reason	Control(1)
Tony W. Hunter	Cash Severance	$625,000	$625,000
	RSU Acceleration(2)	$119,054	$336,403
	Total	$744,054	$961,403
Timothy E. Ryan	Cash Severance	$625,000	$1,250,000(3)
	RSU Acceleration(2)	$65,785	$194,695
	Total	$690,785	$1,444,695
John H. Griffin, Jr.	Cash Severance	$2,000,000	$2,000,000
	RSU Acceleration(2)	$199,385	$702,771
	Health and Benefits(4)	$10,886	$10,886
	Total	$2,210,271	$2,713,657
Sandra J. Martin(5)	RSU Acceleration(2)	—	$183,034
	Total	—	$183,034
Denise Warren	Cash Severance	$625,000	$625,000
	RSU Acceleration	$44,268	$44,268
	Health and Benefits(4)	$12,146	$12,146
	Total	$681,414	$681,414

(1)

Amounts other than for RSU acceleration and stock option acceleration require termination of employment as described above. RSU acceleration and stock option acceleration upon a change in control require termination of employment if the awards are assumed or substituted.

(2)

Calculated by multiplying the number of accelerated RSUs by $9.71 (the closing price of the Company’s common stock on December 24, 2015). We have assumed that all awards accelerated in full because the surviving company refused to assume or substitute awards.

(3)

Represents cash severance amount payable in the event of a termination of employment following a change in control of the Company.  In the event of a termination of employment following a change in control of California News Group, the cash severance amount payable would be $2,500,000.
(4)	Represents the Company’s portion of the cost to continue Mr. Griffin’s and Ms. Warren’s health and dental insurance benefits for a period of 12 months.
(5)

The Company entered into an employment agreement with Ms. Martin in January 2016 that provides for a lump sum severance payment equal to (i) one times her base salary, (ii) any earned but unpaid annual incentive for the preceding calendar year and (iii) a prorated incentive bonus for the year of termination, upon termination without cause, for good reason or for a change in control. Ms. Martin’s employment terminated in April 2016.

POLICIES AND PROCEDURES FOR THE REVIEW AND APPROVAL OR RATIFICATION
OF TRANSACTIONS WITH RELATED PERSONS

Policies and Procedures for the Review and Approval or Ratification of Transactions with Related Persons

Our Board of Directors has adopted a written policy for the review and approval or ratification of related person transactions. Under the policy, our directors, nominees for director and executive officers are expected to disclose to our General Counsel as soon as reasonably practicable the material facts of any proposed or existing transaction, arrangement or relationship in which the Company was, is or will be a participant and such director, nominee for director or executive officer (or any immediate family member thereof as defined in the policy) had, has or will have any direct or indirect interest (other than transactions, arrangements or relationships specifically excluded as set forth in the policy). The Audit Committee of the Board (the “Committee”) has responsibility for administering this policy and may review, and recommend amendments to, this policy from time to time.

A related person transaction generally is defined as any transaction required to be disclosed under the SEC’s related person transaction disclosure requirement of Item 404(a) of Regulation S‑K.

Any potential related person transaction reported to or otherwise made known to the General Counsel is reviewed according to the following procedures:

•

If the General Counsel determines that disclosure of the transaction in our annual proxy statement or annual report on Form 10‑K is not required under the SEC’s related person transaction requirement, the transaction will not be deemed to be a related person transaction subject to the policy.

•

If disclosure of the transaction in our annual proxy statement or annual report on Form 10‑K would be required under the SEC’s related person transaction requirement, the General Counsel will submit the transaction to the Audit Committee. The Audit Committee will review and determine whether to approve or ratify the transaction.

•

The Audit Committee will approve or ratify the transaction only if it determines that the transaction is in, or is not inconsistent with, the best interests of the Company. The Audit Committee, in its sole discretion, may impose such terms and conditions as it deems appropriate on the Company or the related person in connection with approval of the transaction.

•

In the event that it is impracticable or undesirable to wait until an Audit Committee meeting to obtain approval or ratification of the transaction, the chairperson of the Audit Committee may approve or ratify any transaction not involving the chairperson or an immediate family member thereof, and any other member of the Audit Committee who is not involved in and does not have an immediate family member who is involved in the transaction may approve or ratify any transaction involving the chairperson or an immediate family member thereof. In such event, the chairperson or other member of the Audit Committee, as applicable, will possess delegated authority to act between Audit Committee meetings and the transaction will be disclosed to the Audit Committee. Any transaction that is material will be disclosed to the full Board.

When determining whether to approve or ratify a related person transaction, the Audit Committee will review relevant facts regarding the related person transaction, including, without limitation: fairness to the Company; whether the terms are comparable to those generally available in arm’s‑length transactions; the business reasons for the transaction; the availability of other sources for comparable products or services; and the nature and extent of the related person’s interest in the transaction.

If any related person transaction is ongoing or is part of a series of transactions, the Audit Committee may establish guidelines as necessary to appropriately review the ongoing transaction. After initial approval or ratification of the transaction, the Audit Committee will review the transaction on a regular basis (at least annually).

In the event the Audit Committee determines not to ratify a transaction that has been entered into without approval, the Audit Committee may consider additional action, in consultation with counsel, including, but not limited to, termination of the transaction on a prospective basis, rescission of the transaction or modification of the transaction in a manner that would permit it to be ratified by the Audit Committee.

Related Person Transactions

Registration Rights Agreement with Oaktree Funds and JPMorgan Entities

In connection with the Distribution, Tribune Publishing Company, investment funds affiliated with Oaktree Capital Management, L.P. (the “Oaktree Funds”), and entities affiliated with JPMorgan Chase Bank, N.A. (the “JPMorgan Entities”) entered into a registration rights agreement (the “Registration Rights Agreement”) which granted the Oaktree Funds and the JPMorgan Entities specified demand and piggyback registration rights with respect to our common stock. Under the Registration Rights Agreement, we are required to use reasonable best efforts to effect the registration under the Securities Act of our common stock as requested by the holders of our securities that are a party to the Registration Rights Agreement, at our own expense. In addition, if we determine to register our common stock under the Securities Act, such holders have the right to require us to use our reasonable best efforts to include in our registration statement shares of our common stock held by them, subject to certain limitations. The Registration Rights Agreement also provides for us to indemnify certain of our stockholders in connection with the registration of our common stock. In November 2015, we registered the shares of our common stock held by the Oaktree Funds pursuant to the Registration Rights Agreement.

Agreements with Merrick Media, LLC

On February 3, 2016, Tribune Publishing Company entered into (a) a Securities Purchase Agreement (the “Purchase Agreement”), by and among the Company, Merrick Media, LLC (“Merrick Media”) and Michael W. Ferro, Jr. and (b) a Registration Rights Agreement (the “Registration Rights Agreement” and, together with the Purchase Agreement, the “Agreements”), by and between the Company and Merrick Media. Merrick Media beneficially owned, as of April 1, 2016, approximately 16.5% of the outstanding common stock of the Company. Mr. Ferro is the manager of Merrick Venture Management, LLC (“Merrick Management”), which is the sole manager of Merrick Media. Because Merrick Management serves as the sole manager of Merrick Media, Mr. Ferro may be deemed to indirectly control all of the shares of the Company’s common stock owned by Merrick Media.

The summaries of the Purchase Agreement and the Registration Rights Agreement are qualified in their entireties by reference to the full text of the applicable agreements, which are listed as exhibits to Tribune Publishing Company’s 2015 Annual Report on Form 10 K.

Securities Purchase Agreement

Pursuant to the Purchase Agreement, on February 3, 2016, the Company sold to Merrick Media in a private placement 5,220,000 unregistered shares of common stock of the Company at a purchase price of $8.50 per share, for a total of $44,370,000 in cash consideration. The shares of common stock of the Company purchased are subject to certain lockup provisions that, subject to the terms and conditions of the Purchase Agreement, prohibit certain transfers of that common stock for the first three years following the date of issuance and, thereafter, any transfers of that common stock that would result in a transfer of more than 25% of the shares purchased under the Purchase Agreement in any 12-month period. The Purchase Agreement also includes covenants prohibiting the transfer of shares of the Company’s common stock if the transfer would result in a person beneficially owning more than 4.9% of the Company’s then outstanding shares of common stock following the transfer, as well as transfers to a material competitor of the Company in any of the Company’s then-existing primary geographical markets. Merrick Media and Mr. Ferro, and their respective affiliates, are also prohibited from acquiring additional equity of the Company if the acquisition could result in their beneficial ownership of more than 25% of the Company’s then outstanding shares of common stock. In connection with the Agreements, Mr. Ferro was elected to the Board and named the non-executive Chairman of the Board on February 3, 2016.

The Company also has granted Merrick Media the right to designate a replacement individual for election as a director at each annual and special meeting of the Company’s stockholders at which directors are to be elected as part of the slate of nominees recommended by the Board, subject to the reasonable prior approval of the Board’s Nominating and Corporate Governance Committee, in the event that Mr. Ferro is unable to continue to serve. Merrick Media’s right to appoint a replacement director representative will expire upon the occurrence of either (a) the termination of the voting covenants of the Purchase Agreement (described below) for any of the reasons set forth in clause (a) of the succeeding paragraph or (b) such time as Merrick Media, Mr. Ferro and their respective affiliates no longer beneficially own at least 75% of the shares originally purchased pursuant to the Purchase Agreement.

Until the later of either three years following the date of the issuance to Merrick Media and the first year after the date that Mr. Ferro (or a replacement director) ceases to serve on the Board due to resignation or refusal to stand reelection, or Merrick Media’s decision to not designate a replacement director, Merrick Media, Mr. Ferro and their respective affiliates have agreed to vote in favor of nominees to the Board, and against the removal of any director, in each case as designated by the Board’s Nominating and Corporate Governance Committee. Merrick Media, Mr. Ferro and their affiliates also have agreed not to conduct or support any proxy solicitation regarding director removal or election, or any transaction that would effect a change of control of the Company. These voting covenants terminate upon the earliest of (a) the date that Mr. Ferro or his replacement is not nominated for reelection as a director, is removed as a director and the date that Mr. Ferro or his replacement has not been reelected to the Board if the Company has not recommended his or his replacement’s reelection, (b) six months after the date that Mr. Ferro or his replacement ceases to serve on the Board after not being reelected as a director, so long as the Company has recommended a vote “for” the election of Mr. Ferro or his replacement, (c) nine months following the date Mr. Ferro or his replacement is removed as a director or has not been reelected to the Board if the Company has not recommended his or his replacement’s reelection and if that removal or failure to recommend reelection is a result of any breach of a duty owed by Mr. Ferro or his replacement to the Company or a material violation of material law, (d) a change of control of the Company not approved by the Board and (e) six months after the date of Mr. Ferro’s removal or replacement as Chairman and his contemporaneous resignation from the Board.

Registration Rights Agreement

Pursuant to the Registration Rights Agreement, Merrick Media will be entitled to certain registration rights under the Securities Act of 1933, as amended (the “Securities Act”), with respect to the shares of common stock of the Company acquired in connection with the Purchase Agreement. The Registration Rights Agreement provides that the Company shall use its reasonable best efforts to cause a registration statement with respect to the shares of common stock to be declared effective no later than the earlier to occur (a) three years after the consummation of the private placement transaction contemplated by the Purchase Agreement and (b) 60 days after the termination of the voting covenants of the Purchase Agreement as described above. The Company will pay all of its own costs and expenses, including all fees and expenses of counsel for the Company, relating to the Registration Rights Agreement.

Aircraft Dry Sublease

Our subsidiary, Tribune Publishing Company, LLC (“TPC”), entered into an Aircraft Dry Sublease Agreement, which became effective as of February 4, 2016, with Merrick Ventures, LLC. Mr. Ferro is chairman and chief executive officer of Merrick Ventures.  Under the agreement, TPC may sublease on a non-exclusive basis a Bombardier aircraft leased by Merrick Ventures, at a cost, including TPC’s proportionate share of the insurance premiums and maintenance expenses, of $8,500 per flight hour flown. TPC also is responsible for charges attributable to the operation of the aircraft by TPC during the lease term. The initial term of the sublease is one year, which term automatically will be renewed on an annual basis. Either party may terminate the agreement upon 30 days written notice to the other.

Agreements Related to Wrapports, LLC

 Mr. Ferro was a significant interest holder and non-executive chairman of Wrapports, LLC (“Wrapports”), the parent company of the Chicago Sun-Times newspaper, from 2011 until his resignation in February 2016.

Agreements with Sun-Times Media Productions, LLC

Wrapports is the indirect parent of Sun-Times Media Holdings, LLC (“STMH”), which is the parent of Sun-Times Media Productions, LLC (“STMP”). STMP is party to a Master Services Agreement with the Company’s wholly-owned subsidiary, Chicago Tribune Company, LLC (“CTC”), effective January 1, 2015, pursuant to which CTC provides printing and distribution services to STMP. Total revenues generated by CTC in connection with the Master Services Agreement were approximately $30 million in the fiscal year ended 2015.

STMP and CTC were parties to a Transition Services Agreement (the “TSA”), pursuant to which STMP and its affiliates provided certain transition services to CTC in connection with the sale of the STMP’s suburban publications to CTC in October 2014. In fiscal 2015, CTC paid STMP approximately $2.6 million pursuant to the TSA. The TSA was terminated on January 31, 2015, and all provision for services thereunder terminated on February 28, 2015.

Agreement with Aggrego Services, LLC

Mr. Ferro served on the board of directors of Aggrego Services, LLC (“Aggrego”) until his resignation in February 2016.

Wrapports owns over 50% of Aggrego. On March 2, 2016, TPC entered into a Memorandum of Understanding with Aggrego (the “Aggrego Agreement”) to place widgets in our publication websites which link to related content on Aggrego’s websites, and to allocate the revenue received from advertising relating to such content. We expect to pay Aggrego a total of $900,000 in fees over the first four months of the term, during which period we will retain all of the advertising revenue generated. Thereafter, half of the advertising revenue generated will be paid to Aggrego.  In connection with the Aggrego Agreement, Aggrego also agreed to grant us a warrant that gives us the right to purchase 1,039,474 Class Q Common Units of Aggrego for an exercise price of $1.00 per unit.

Divestiture of Wrapports

In March 2016, Merrick Media and Merrick Management divested their ownership interests and ceased to have any other financial interests in Wrapports. As a result, the Wrapports-related agreements described above will not be considered related party transactions going forward.

ADDITIONAL INFORMATION

Code of Ethics and Business Conduct

Our Board of Directors has adopted a Code of Ethics and Business Conduct that applies to all directors, officers, and non‑union employees of the Company. In addition, our Board of Directors has adopted a Code of Ethics and Business Conduct for CEO and Senior Financial Officers that applies to the Company’s Chief Executive Officer, Chief Financial Officer and Corporate Controller (or persons performing similar functions). Stockholders may access a copy of the Code of Ethics and Business Conduct and the Code of Ethics and Business Conduct for CEO and Senior Financial Officers on our website at www.tribpub.com.

List of Stockholders of Record

In accordance with Delaware law and our By‑Laws, a list of the names of our stockholders of record entitled to vote at the Annual Meeting will be available for ten days prior to the Annual Meeting for any purpose germane to the meeting, between the hours of 9:00 a.m. and 4:30 p.m. local time at our principal executive offices at 435 N. Michigan Avenue, Chicago, Illinois 60611. If you would like to view the stockholder list, please call our Investor Relations Department at (469) 528‑9366. This list will also be available at the Annual Meeting.

Submission of Stockholder Proposals for Inclusion in Next Year’s Proxy Statement

Pursuant to Rule 14a‑8(e) under the Exchange Act, to be considered for inclusion in next year’s proxy statement and form of proxy, stockholder proposals for the 2017 Annual Meeting of Stockholders must be received at our principal executive offices no later than the close of business on December 20, 2016. As prescribed by Rule 14a‑8(b) under the Exchange Act, a stockholder must, among other things, have continuously held at least $2,000 in market value, or 1%, of our outstanding stock for at least one year by the date of submitting the proposal, and the stockholder must continue to own such stock through the date of the annual meeting.

For any proposal that is not submitted for inclusion in next year’s proxy statement, but is instead sought to be presented directly at the 2017 Annual Meeting of Stockholders, stockholders are advised to review our By‑Laws as they contain requirements with respect to advance notice of stockholder proposals not intended for inclusion in our proxy statement and director nominations. To be timely, a stockholder’s notice must be delivered to the Corporate Secretary at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of our 2016 Annual Meeting of Stockholders. Accordingly, any such stockholder proposal must be received between the close of business on February 2, 2017 and the close of business on March 6, 2017. In the event that the date of the 2017 Annual Meeting is advanced by more than 30 days or delayed by more than 70 days from the anniversary date of the 2016 Annual Meeting, notice by the stockholder to be timely must be delivered not earlier than 120 days prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the close of business on the 10th day following the day on which public announcement of the date of such meeting is first made. A copy of the pertinent By‑law provisions is available upon request to the following address: Corporate Secretary, Tribune Publishing Company, 435 N. Michigan Avenue, Chicago, Illinois 60611. For such proposals or nominations that are timely filed, we retain discretion to vote proxies we receive, provided that (i) we include in our proxy statement advice to stockholders on the nature of the proposal and how we intend to exercise our voting discretion and (ii) the proponent does not issue a separate and appropriate proxy statement.

Consideration of Stockholder‑Recommended Director Nominees

The Nominating and Corporate Governance Committee will consider director nominee recommendations submitted by stockholders. Stockholders who wish to recommend a director nominee should submit their suggestions in writing to the following address: Chairperson of Nominating and Corporate Governance Committee, Attn: Corporate Secretary, Tribune Publishing Company, 435 N. Michigan Avenue, Chicago, Illinois 60611. As required by our By‑Laws, stockholders should include in their submissions the name, biographical information, and other relevant information relating to the recommended director nominee, including, among other things, information that would be required to be included in the proxy statement filed in accordance with applicable rules under the Exchange Act and the written consent of the director nominee to being named as a nominee and to serving as a director if elected. Stockholders may access a copy our By‑Laws on our website at www.tribpub.com.

Evaluation of any such recommendations is the responsibility of the Nominating and Corporate Governance Committee. In the event of any stockholder recommendations, the Nominating and Corporate Governance Committee will evaluate the persons recommended in the same manner as other candidates.

Communications with the Board of Directors

Stockholders and other stakeholders may contact the Board of Directors as a group, the independent directors, or any individual member of the Board or any Committee of the Board by sending written correspondence by email to Julie.Xanders@tribpub.com or by mail to the following address: Tribune Publishing Company, Attn: Corporate Secretary, 435 N. Michigan Avenue, Chicago, Illinois 60611. Each communication should clearly specify the name(s) of the group of directors or the individual director to whom the communication is addressed. Our Board Communications Policy sets forth the policy for handling communications addressed to the Board. Under that process, the Corporate Secretary of Tribune Publishing Company is responsible for reviewing, summarizing or sending a copy to the Board, the Chairman of the Audit Committee or the office of the General Counsel, whichever is applicable, of any correspondence that deals with legal, ethical or compliance issues or other matter deemed by the Secretary to be potentially material to the Company. Directors may at any time review a log of all relevant correspondence received by the Company that is addressed to non‑employee members of the Board of Directors and obtain copies of any such correspondence.

APPENDIX A

Tribune Publishing Company

2014 Omnibus Incentive Plan

1. Purpose.  The purpose of the Tribune Publishing Company 2014 Omnibus Incentive Plan is to provide a means through which the Company and its Affiliates may attract and retain key personnel, including the services of experienced and knowledgeable non-executive directors, and to provide a means whereby directors, officers, employees, consultants, and advisors (and prospective directors, officers, employees, consultants, and advisors) of the Company and its Affiliates can acquire and maintain an equity interest in the Company, or be paid incentive compensation, including but not limited to incentive compensation measured by reference to the value of Common Stock or the results of operations of the Company, thereby strengthening their commitment to the welfare of the Company and its Affiliates and aligning their interests with those of the Company’s shareholders.

2. Definitions. The following definitions shall be applicable throughout the Plan.

“Adjusted EBITDA” has the meaning given such term in Section 12(d).

“Affiliate” means (i) any person or entity that, directly or indirectly, controls, is controlled by, or is under common control with the Company or (ii) to the extent provided by the Committee, any person or entity in which the Company has a significant interest.  The term “control” (including, with correlative meaning, the terms “controlled by” and “under common control with”), as applied to any person or entity, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person or entity, whether through the ownership of voting or other securities, by contract, or otherwise.

“Alternative Award” has the meaning given in Section 15(a).

“Applicable Law” means the requirements relating to the administration of stock option, restricted stock, restricted stock unit and other equity-based compensation plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any other country or jurisdiction where Awards are granted under the Plan.

“ASC 718” has the meaning given such term in Section 14.

“Award” means, individually or collectively, an Option, a Stock Appreciation Right, Restricted Stock, a Restricted Stock Unit, Performance Share, Performance Unit, Dividend Equivalent, Cash Award or Other Stock-Based Award granted under the Plan including an Award combining two or more types of Awards into a single grant.

“Award Agreement” means either (i) a written agreement entered into by the Company or an Affiliate and a Participant setting forth the terms and conditions applicable to Awards granted under the Plan, or (ii) a written statement issued by the Company or an Affiliate to a Participant describing the terms and provisions of such Award.  In either case, such writing may take electronic form.

“Beneficial Owner” (including, with correlative meaning, the term “Beneficial Ownership”) has the meaning set forth in Rule 13d-3 promulgated under Section 13 of the Exchange Act.

“Board” means the board of directors of the Company.

“Cash Award” means an Award granted under Section 12, the value of which is denominated in cash as determined by the Committee and which is not any other form of Award described in the Plan.

“Cause” means, in the case of a particular Award, unless the applicable Award Agreement states otherwise, (i) circumstances providing the Company or an Affiliate the ability to terminate a Participant’s employment or service with “cause,” as defined in any employment, consulting, change in control, severance, or any other agreement between the Participant and the Company or an Affiliate in effect at the time of such termination or (ii) in the absence of any such employment, consulting, change in control, severance, or other agreement (or the absence of any definition of “cause” or term of similar meaning therein), (A) the Participant’s failure to follow the lawful instructions of the Board or  the Participant’s direct superiors, in each case other than as a result of  the Participant’s incapacity due to physical or mental illness or injury, which failure has resulted in, or could reasonably be expected to result in, harm (whether financial, reputational, or otherwise) to the Company or an Affiliate, (B) the Participant’s engaging in conduct harmful (whether financially, reputationally, or otherwise) to the Company or an Affiliate, (C) the Participant’s conviction of, or plea of guilty or no contest to, a felony or any crime involving as a material element fraud or dishonesty, (D) the willful misconduct or gross neglect of the Participant that has resulted in or could reasonably be expected to result in harm (whether financial, reputational, or otherwise) to the Company or an Affiliate, (E) the willful violation by the Participant of the written policies of the Company or any of its Affiliates that has resulted in, or could reasonably be expected to result in, harm (whether financial, reputational, or otherwise) to the Company or an Affiliate, (F) the Participant’s fraud or misappropriation, embezzlement, or misuse of funds or property belonging to the Company (other than good faith expense account disputes), (G) the Participant’s act of personal dishonesty involving personal profit in connection with the Participant’s employment or service with the Company or an Affiliate, (H) the Participant’s material breach of any Award Agreement, employment, consulting or severance agreement or noncompetition, nonsolicitation or nondisclosure agreement to which the Participant is a party or is bound, or (I) the willful breach by the Participant of fiduciary duty owed to the Company or an Affiliate; provided,  however, that the Participant shall be provided a 10-day period to cure any of the events or occurrences described in the immediately preceding clause (A) hereof to the extent capable of cure during such 10-day period.  Any determination of whether Cause exists shall be made by the Committee in its sole discretion.

“Change in Control” shall, in the case of a particular Award, unless the applicable Award Agreement (or any employment, consulting, change in control, severance, or other agreement between a Participant and the Company or an Affiliate) states otherwise or contains a different definition of “Change in Control,” be deemed to occur upon the first to occur of any of the following events after the Distribution Date:

(i) the acquisition, through a transaction or series of transactions (other than through a public offering of the Common Stock under the Securities Act or similar law or regulation governing the offering and sale of securities in a jurisdiction other than the United States), by any Person of Beneficial Ownership of more than 35% (on a fully diluted basis) of either (A) the then-outstanding shares of common stock of the Company taking into account as outstanding for this purpose such Common Stock issuable upon the exercise of options or warrants, the conversion of convertible stock or debt, and the exercise of any similar right to acquire such Common Stock (the “Outstanding Company Common Stock”) or (B) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”);

(ii) the date upon which individuals who, during any consecutive 24-month period, constitute the Board (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board; provided that any person becoming a director subsequent to the date hereof whose election or nomination for election was approved by a vote of at least two thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination) shall be deemed an Incumbent Director; provided further,  however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest, as such terms are used in Rule 14a-12 of Regulation 14A promulgated under the Exchange Act, with respect to directors or as a result of any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board shall be deemed an Incumbent Director;

(iii)  a complete dissolution or liquidation of the Company; or

(iv) the consummation of a reorganization, recapitalization, merger, amalgamation, consolidation, statutory share exchange, or similar form of corporate transaction involving the Company (a “Business Combination”), or sale, transfer, or other disposition of all or substantially all of the business or assets of the Company to an entity that is not an Affiliate of the Company (a “Sale”), that in each case requires the approval of the Company’s stockholders (whether for such Business Combination or Sale or the issuance of securities in such Business Combination or Sale), unless immediately following such Business Combination or Sale, (A) 50% or more of the total voting power of (x) the entity resulting from such Business Combination or the entity that has acquired all or substantially all of the business or assets of the Company in a Sale (in either case, the “Surviving Company”), or (y) if a Sale, the ultimate parent entity that directly or indirectly has Beneficial Ownership of sufficient voting securities eligible to elect a majority of the board of directors (or the analogous governing body) of the Surviving Company (the “Parent Company”), is represented by the Outstanding Company Voting Securities that were outstanding immediately prior to such Business Combination or Sale (or, if applicable, is represented by shares into which the Outstanding Company Voting Securities were converted or exchanged pursuant to such Business Combination or Sale), (B) no Person is or becomes the beneficial owner, directly or indirectly, of more than 50% of the total voting power of the outstanding voting securities eligible to elect members of the board of directors (or the analogous governing body) of the Surviving Company (if a Business Combination) or the Parent Company (if a Sale), and (C) at least a majority of the members of the board of directors (or the analogous governing body) of the of the Surviving Company (if a Business Combination) or the Parent Company (if a Sale) following the consummation of the Business Combination or Sale were Board members at the time of the Board’s approval of the execution of the definitive agreement providing for such Business Combination or Sale;

In addition, notwithstanding the foregoing, a “Change in Control” shall not be deemed to occur if the Company files for bankruptcy, liquidation or reorganization under the United States Bankruptcy Code or as a result of any restructuring that occurs as a result of any such proceeding.

“Change in Control Price” means the price per share of Common Stock offered in conjunction with any transaction resulting in a Change in Control.  If any part of the offered price is payable other than in cash, or if more than one price per share of Common Stock is paid in conjunction with such transaction, the Change in Control Price shall be determined in good faith by the Committee as constituted immediately prior to the Change in Control.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.  Reference in the Plan to any section of the Code shall be deemed to include any regulations and other interpretative guidance under such section, and any amendments or successor provisions to such section, regulations, or guidance.

“Committee” means the Compensation Committee of the Board or such other committee, if any, as be appointed or designated by the Board to administer all or any portion of the Plan under Section 4(a).  Notwithstanding the foregoing, at any time prior to the time at which a class of the capital stock of the Company is registered under Section 12 of the Act, the Committee shall mean the Compensation Committee of the Board of Directors of the Tribune Company.

“Common Stock” means the common stock, par value $0.01 per share, of the Company.

“Company” means the Tribune Publishing Company, a Delaware corporation, and any successor thereto.

“Data” has the meaning given such term in Section 17(e).

“Date of Grant” means the date on which the granting of an Award is authorized or such other date as may be specified in such authorization or, if there is no such date, the date indicated on the applicable Award Agreement.

“Designated Foreign Subsidiary” means an Affiliate organized under the laws of any jurisdiction or country other than the United States of America that may be designated by the Board or the Committee from time to time.

“Disability” means, in the case of a particular Award, unless the applicable Award Agreement states otherwise, (i) circumstances providing the Company or an Affiliate the ability to terminate a Participant’s employment or service on account of “disability,” as defined in any employment, consulting, change in control, severance, or any other agreement between the Participant and the Company or an Affiliate in effect at the time of such termination or (ii) in the absence of any such employment, consulting, change in control, severance, or other agreement (or the absence of any definition of “disability” or term of similar meaning therein), a Participant’s total disability meeting any of the following criteria and (to the extent required by Section 409A of the Code) determined in a manner consistent with Section 409A of the Code:  (A) the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months; (B) the Participant is determined to be totally disabled by the Social Security Administration, or (C) the Participant is determined to be disabled in accordance with a disability insurance program maintained by the Company.

“Distribution Date” has the meaning given in the Separation Agreement.

“EBITDA” has the meaning given in Section 12(d).

“Effective Date” has the meaning given in Section 3.

“Eligible Person” means any (i) individual employed by the Company or an Affiliate who satisfies all of the requirements of Section 6; provided,  however, that no such employee covered by a collective bargaining agreement shall be an Eligible Person unless such eligibility is set forth in such collective bargaining agreement or in an agreement or instrument relating thereto, (ii) director or officer of the Company or an Affiliate, (iii) consultant or advisor to the Company or an Affiliate who may be offered securities registrable on Form S-8 under the Securities Act, and (iv) any prospective employee, director, officer, consultant, or advisor who has accepted an offer of employment or consultancy from the Company or its Affiliates (and would satisfy the provisions of clauses (i) through (iii) above once he or she begins employment with or providing services to the Company or its Affiliates); provided that no such prospective service provider may receive payment under or exercise any right relating to an Award hereunder until such person has commenced services with the Company or its Affiliates.  Notwithstanding the foregoing, (x) Incentive Stock Options may only be granted to those individuals who satisfy clause (i) above, and (y) with respect to any Award that is (A) an Incentive Stock Option or (B) is intended to qualify as a “stock right” that does not provide for a “deferral of compensation” within the meaning of Section 409A of the Code, the term Affiliate as used in this definition of Eligible Person shall include only those corporations or other entities in the unbroken chain of corporations or other entities beginning with the Company where each of the corporations in the unbroken chain other than the last corporation owns stock possessing at least 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor thereto.  Reference in the Plan to any section of (or rule promulgated under) the Exchange Act shall be deemed to include any rules, regulations, and other interpretative guidance under such section or rule, and any amendments or successor provisions to such section, rules, regulations, or guidance.

“Exercise Price” has the meaning given such term in Section 8.

“Fair Market Value” means, on a given date with respect to a share of Common Stock,

(i) if the Common Stock is listed on a national securities exchange, the closing sales price of the Common Stock reported on the primary exchange on which the Common Stock is listed and traded on such date, or if there is no such sale on that date, then on the last preceding date on which such a sale was reported,

(ii) if the Common Stock is not listed on any national securities exchange but is quoted in an inter-dealer quotation system on a last sale basis, the average between the closing bid price and ask price reported on such date, or if there is no such sale on that date, then on the last preceding date on which a sale was reported, or

(iii) if the Common Stock is not listed on a national securities exchange or quoted in an inter-dealer quotation system on a last sale basis, or if the Committee determines in its sole discretion that the shares of Common Stock are too thinly traded for Fair Market Value to be determined pursuant to clause (i) or (ii), the amount determined by the Committee in good faith (and, with respect to setting the Exercise Price or Strike Price of an Option or SAR, respectively, that is intended to qualify as a “stock right” that does not provide for a “deferral of compensation” within the meaning of Section 409A of the Code, in a manner consistent with Section 409A of the Code) to be the fair market value of the Common Stock.

“Immediate Family Members” shall have the meaning set forth in Section 17(a)(ii).

“Incentive Stock Option” means an Option which qualifies under Section 422 of the Code and is expressly designated as an Incentive Stock Option in the Award Agreement.

“Indemnifiable Person” shall have the meaning set forth in Section 4(f).

“Non-Qualified Stock Option” means an Option which is not an Incentive Stock Option.

“Option” means an option to purchase a share of Common Stock granted under Section 8.  The term “Option” includes both an Incentive Stock Option and a Non-Qualified Stock Option.

“Option Period” has the meaning given such term in Section 8(d).

“Other Stock-Based Award” means an Award granted pursuant to Section 13.

“Participant” means an Eligible Person who has been granted an Award under the Plan or, if applicable, such other person or entity that holds an Award granted hereunder as a Permitted Transferee.  A person shall not cease to be a Participant in the case of (a) any leave of absence approved by the Company or (b) transfers between locations of the Company or between the Company, any of its Affiliates, or any successor to the foregoing; provided,  however, that for purposes of Incentive Stock Options, no such leave may exceed three (3) months, unless reemployment upon expiration of such leave is guaranteed by statute or contract.  If reemployment upon expiration of a leave of absence approved by the Company or an Affiliate is not so guaranteed, the employment relationship shall be deemed to have terminated on the first day immediately following such three (3) month period, and such Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Non-Qualified Stock Option on the first day immediately following a three (3) month period from the date the employment relationship is deemed terminated.

“Performance Award” means Performance Shares, Performance Units and all other Awards, including Cash Awards, that vest (in whole or in part) upon the achievement of specified Performance Goals.

“Performance Cycle” means the period of time selected by the Committee during which performance is measured for the purpose of determining the extent to which a Performance Award has been earned or vested.

“Performance Goals” means the objectives established by the Committee for a Performance Cycle pursuant to Section 12 for the purpose of determining the extent to which a Performance Award has been earned or vested.

“Performance Share” means an Award of a share of Common Stock granted pursuant to Section 12 that is subject to the achievement, in whole or in part, of applicable Performance Goals and any other specified restrictions.

“Performance Unit” means an unfunded and unsecured promise granted pursuant to Section 12 to deliver a share of Common Stock, cash, other securities, or other property, subject to the achievement, in whole or in part, of applicable Performance Goals and any other specified restrictions.

“Permitted Transferee” has the meaning given in Section 17(a)(ii).

“Person” has the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its subsidiaries, (ii) any employee benefit plan of the Company or any of its Affiliates or any related trust, trustee, or other fiduciary holding securities thereunder, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Common Stock of the Company.

“Plan” means this Tribune Publishing Company 2014 Omnibus Incentive Plan, as amended from time to time.

“Released Unit” shall have the meaning assigned to it in Section 11(c)(ii).

“Restricted Period” means the period of time determined by the Committee during which Restricted Stock or any Restricted Stock Units or a portion thereof is subject to forfeiture and/or restrictions.  Unless the Committee shall establish a different period, the Restricted Period for any applicable Award shall begin on the date of grant and end on the vesting date applicable to such Award (or a stated portion of such Award).

“Restricted Stock” means an Award of shares of Common Stock granted pursuant to Section 10 that is subject to certain specified restrictions (including, without limitation, a requirement that the Participant remain continuously employed or provide continuous services and restrictions on transferability for a specified period of time).

“Restricted Stock Unit” means an unfunded and unsecured promise granted pursuant to Section 10 to deliver a share of Common Stock, cash, other securities, or other property, subject to certain restrictions (including, without limitation, a requirement that the Participant remain continuously employed or provide continuous services for a specified period of time).

“SAR Period” has the meaning given such term in Section 9(c)(i).

“Securities Act” means the Securities Act of 1933, as amended, and any successor thereto.  Reference in the Plan to any section of (or rule promulgated under) the Securities Act shall be deemed to include any rules, regulations, and other interpretative guidance under such section or rule, and any amendments or successor provisions to such section, rules, regulations, or guidance.

“Separation Agreement” means that certain Separation and Distribution Agreement, dated as of August 3, 2014, between Tribune Company and the Company.

“Stock Appreciation Right” or “SAR” means an Award granted pursuant to Section 9 of the right to receive a payment from the Company in cash and/or shares of Common Stock equal to the product of (i) the excess, if any, of the Fair Market Value of one share of Common Stock on the exercise date over the Strike Price, multiplied by (ii) a stated number of shares of Common Stock.

“Strike Price” has the meaning given such term in Section 9(b).

“Substitute Award” has the meaning given such term in Section 5(e).

“Sub-Plans” has the meaning given such term in Section 4(d).

3. Effective Date; Duration. The effective date of the Plan is the date it was adopted by the Company’s Board of Directors and the

Tribune Company, as the Company’s then sole shareholder (the “Effective Date”).  The expiration date of the Plan, on and after which date no Awards may be granted hereunder, shall be the tenth anniversary of the Effective Date; provided,  however, that such expiration shall not affect Awards then outstanding, and the terms and conditions of the Plan shall continue to apply to such Awards.  Following the Effective Date, the Plan shall be approved by a majority of the votes cast at a duly constituted meeting of the shareholders of the Company or by a duly effective written consent of the shareholders in lieu thereof.

4. Administration.

(a) General.  The Plan shall be administered by the Committee. To the extent required to comply with the provisions of Rule 16b-3 promulgated under the Exchange Act (if the Board is not acting as the Committee under the Plan) or necessary to obtain the exception for performance-based compensation under Section 162(m) of the Code, as applicable, it is intended that each member of the Committee shall, at the time he or she takes any action with respect to an Award under the Plan, be (i) a “non‑employee director” within the meaning of Rule 16b‑3 under the Exchange Act and (ii) an “outside director” within the meaning of Section 162(m) of the Code and (iii) an “independent director” under the rules of the NYSE or any other securities exchange or inter-dealer quotation system on which the Common Stock is listed or quoted, or a person meeting any similar requirement under any successor rule or regulation.  However, the fact that a Committee member shall fail to satisfy any such requirement shall not invalidate any Award granted by the Committee that is otherwise validly granted under the Plan.  A majority of the members of the Committee shall constitute a quorum.  The acts of a majority of the members present at any meeting at which a quorum is present or acts approved in writing by a majority of the Committee shall be deemed the acts of the Committee.

(b) Authority of the Committee.  Subject to the provisions of the Plan and Applicable Law, the Committee shall have sole and plenary authority, in addition to other express powers and authorizations conferred on the Committee by the Plan and Award Agreement, to:

(i) designate Participants;
(ii) determine the type or types of Awards to be granted to a Participant;
(iii) determine the number of shares of Common Stock to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards;
(iv) determine the terms and conditions of any Award;

(v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, shares of Common Stock, other securities, other Awards, or other property, or canceled, forfeited, or suspended, and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended;

(vi) determine whether, to what extent, and under what circumstances the delivery of cash, Common Stock, other securities, other Awards or other property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the Participant or of the Committee;

(vii) determine all matters and questions related to the termination of employment or service of a Participant with respect to any Award granted to him under the Plan, including, but not limited to, all questions of whether a termination of employment or service of a particular Participant resulted from discharge for Cause;

(viii) approve forms of Award Agreements for use under the Plan, which need not be identical for each Participant;
(ix) interpret, administer, reconcile any inconsistency in, correct any defect in, and supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan;
(x) establish, amend, suspend, or waive any rules and regulations and appoint such agents as the Committee shall deem appropriate for the proper administration of the Plan;
(xi) accelerate the vesting of Awards only if related to a Change in Control in accordance with the provisions of Section 15 or the death or Disability of a Participant; and
(xii) make any other determination and take any other action other than the acceleration of the vesting of Awards that the Committee deems necessary or desirable for the administration of the Plan.

Notwithstanding the foregoing, without the express approval of shareholders (or as may otherwise be expressly permitted in the context of a corporate transaction within the meaning of Section 424 of the Code or pursuant to the authority granted under Section 14 or Section 15), the Committee may not cancel any outstanding Option or SAR and replace it with a new Option or SAR (with a lower Exercise Price or Strike Price, as the case may be) or other Award or cash in a manner that would either (A) be reportable on the Company’s proxy statement as an Option that has been “repriced” (as such term is used in Item 402 of Regulation S-K promulgated under the Exchange Act) or (B) result in any “repricing” for financial statement reporting purposes (or otherwise cause the Award to fail to qualify for equity accounting treatment), and the Committee may not take any other action that is considered a “repricing” for purposes of the shareholder approval rules and regulations of the securities exchange or inter-dealer quotation system on which the Common Stock is listed or quoted, if any.

(c) Allocation and Delegation of Duties.  Except to the extent prohibited by Applicable Law or the applicable rules and regulations of the securities exchange or inter-dealer quotation system on which the Common Stock is listed or quoted, if any, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and, other than with respect to Awards to officers or directors of the Company subject to the reporting requirements of Section 16(a) of the Exchange Act, may delegate all or any part of its responsibilities and powers to any person or persons selected by it, including the authority to act on behalf of the Committee with respect to any matter, right, obligation, or election that is the responsibility of or that is allocated to the Committee.

(d) Participants Based Outside the United States.  The Committee shall have the authority to amend the Plan (including by the adoption of appendices or separate sub-plans (“Sub-Plans”) that permit offerings of grants to employees of certain Designated Foreign Subsidiaries) and the terms and conditions relating to an Award to the extent necessary to permit participation in the Plan by Eligible Persons who are located outside of the United States on terms and conditions comparable to those afforded to Eligible Persons located within the United States; provided,  however, that such offerings shall comply with local laws applicable to offerings in such foreign jurisdictions and no such action shall be taken without shareholder approval if such approval is necessary to comply with any tax or regulatory requirement applicable to the Plan or any such Sub-Plan.  The Sub-Plans shall be operated and administered  separately and independently from the Plan, but shares of Common Stock subject to awards granted under the Sub-Plans shall be counted against the total number of shares of Common Stock authorized to be issued under Section 5 of the Plan.

(e) Binding Nature of Committee Determinations.  Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award or any documents evidencing Awards granted pursuant to the Plan shall be within the sole discretion of the Committee, may be made at any time, and shall be final, conclusive, and binding upon all persons or entities, including, without limitation, the Company, each Affiliate, each Participant, each holder or beneficiary of any Award, and each shareholder of the Company.

(f) No Liability of Committee Members and Delegates.  No member of the Board or the Committee or any employee or agent of the Company (each such person, an “Indemnifiable Person”) shall be liable for any act, omission, interpretation, construction or determination made with respect to the Plan or any Award hereunder (unless constituting fraud or a willful criminal act or omission).  Each Indemnifiable Person shall be indemnified and held harmless by the Company against and from all losses, costs, liabilities, and expenses (including attorneys’ fees) that may be imposed upon or incurred by such Indemnifiable Person in connection with or resulting from any claim, action, suit, or proceeding to which such Indemnifiable Person may be a party or in which such Indemnifiable Person may be involved by reason of any action taken or omitted to be taken or determination made under the Plan or any Award Agreement and against and from any and all amounts paid by such Indemnifiable Person with the Company’s approval (not to be unreasonably withheld) in settlement thereof, or paid by such Indemnifiable Person in satisfaction of any judgment in any such action, suit, or proceeding against such Indemnifiable Person, and the Company shall advance to such Indemnifiable Person any such expenses promptly upon written request (which request shall include an undertaking by the Indemnifiable Person to repay the amount of such advance if the amount of any such advance exceeds such Indemnifiable Person’s actual expenses or if it shall ultimately be determined as provided below that the Indemnifiable Person is not entitled to be indemnified); provided,  however, that the Company shall have the right, at its own expense, to assume and defend any such action, suit, or proceeding, and once the Company gives notice of its intent to assume the defense, the Company shall have sole control over such defense with counsel of the Company’s choice.  The foregoing right of indemnification shall not be available to an Indemnifiable Person to the extent that a final judgment or other final adjudication (in either case not subject to further appeal) binding upon such Indemnifiable Person determines that the acts or omissions or determinations of such Indemnifiable Person giving rise to the indemnification claim resulted from such Indemnifiable Person’s fraud or willful criminal act or omission or that such right of indemnification is otherwise prohibited by Applicable Law or by the Company’s Certificate of Incorporation or Bylaws.  The foregoing right of indemnification shall not be exclusive of or otherwise supersede any other rights of indemnification to which such Indemnifiable Persons may be entitled as a matter of law or under the Company’s Certificate of Incorporation or Bylaws, an individual indemnification agreement or contract, or otherwise, or any other power that the Company may have to indemnify or hold harmless such Indemnifiable Persons.

(g) Residual Board Authority.  Notwithstanding anything to the contrary contained in the Plan, the Board may, in its sole discretion, at any time and from time to time, grant Awards and administer the Plan with respect to such Awards.  Any such actions by the Board shall be subject to the applicable rules and regulations of the securities exchange or inter-dealer quotation system on which the Common Stock is listed or quoted, if any.  In any such case, the Board shall have all the authority granted to the Committee or to any other Person under the Plan.

5. Grant of Awards; Shares Subject to the Plan; Limitations.
(a) General. The Committee may, from time to time, grant one or more Awards to one or more Eligible Persons.

(b) Shares Available for Delivery.  Subject to Section 14 and Section 5(e), the aggregate number of shares of Common Stock that may be issued under the Plan is 5,342,361, all of which may be issued in the form of Incentive Stock Options under the Plan.  For the avoidance of doubt, each share of Common Stock underlying and issued in settlement of an Award hereunder shall reduce the share reserve by one share.

(c) Share Counting Rules.  Shares of Common Stock shall be deemed to have been used in settlement of Awards whether or not they are actually delivered; provided,  however, that if the Fair Market Value equivalent of such shares is paid in cash, such shares shall again become available for other Awards under the Plan.  In addition, shares of Common Stock issued upon exercise, vesting, or settlement of an Award, or shares of Common Stock owned by a Participant, in either case that are surrendered or tendered to the Company (either directly or by means of attestation) in payment of the Exercise Price or Strike Price of an Award or any taxes required to be withheld in respect of an Award, in each case in accordance with the terms and conditions of the Plan and any applicable Award Agreement, such surrendered or tendered shares shall again become available for other Awards under the Plan.  In accordance with (and without limitation upon) the preceding sentence, if and to the extent that an Award under the Plan expires, terminates, or is canceled or forfeited for any reason whatsoever, including if shares are not issued on the settlement of Awards, without the Participant’s having received any benefit therefrom, the shares covered by such Award shall again become available for other Awards under the Plan.  For purposes of the foregoing sentence, a Participant shall not be deemed to have received any “benefit” (i) in the case of forfeited Restricted Stock by reason of having enjoyed voting rights and dividend rights prior to the date of forfeiture or (ii) in the case of an Award canceled by reason of a new Award being granted in substitution therefor.

(d) Source of Shares for Delivery.  Shares of Common Stock delivered by the Company in settlement of Awards may be authorized and unissued shares, shares held in the treasury of the Company, shares purchased on the open market or by private purchase, or a combination of the foregoing.

(e) Substitute Awards.  In connection with a corporate transaction (as defined for purposes of Section 424 of the Code), the Committee is expressly authorized to grant awards in replacement or substitution of awards in respect of the equity of the Tribune Company or any entity directly or indirectly acquired by the Company or with which the Company combines (“Substitute Awards”).  Except to the extent that any Substitute Awards are granted in replacement of awards in respect of the equity of the Tribune Company, the number of shares of Common Stock underlying any Substitute Awards shall not be counted against the aggregate number of shares of Common Stock available for Awards under the Plan.  Subject to applicable stock exchange requirements, available shares under a stockholder-approved plan of an entity directly or indirectly acquired by the Company or with which the Company combines (as appropriately adjusted to reflect the acquisition or combination transaction) may be used for Awards under the Plan and shall not reduce the number of shares of Common Stock available for delivery under the Plan.

(f)Minimum Vesting Period.  Notwithstanding anything to the contrary in the Plan, the Committee may grant Awards without regard to the minimum one (1) year vesting, Restricted Period or Performance Cycle requirements set forth in Section 8(d), 9(c), 10(b), 12(a) or 13 (“Shorter Vesting Awards”) as determined by the Committee and evidenced in an Award Agreement or amendment thereof provided that the aggregate number of shares of Common Stock underlying all such Shorter Vesting Awards under the Plan shall not exceed 5% of the number set forth in Section 5(b) (including adjustments as set forth in Section 14).

6. Eligibility.  Participation shall be limited to Eligible Persons who have entered into an Award Agreement or who have received written notification from the Committee, or from a person designated by the Committee, that they have been selected to participate in the Plan.

7. Individual Award Limitations.  Subject to Section 5(b) and Section 14, the following individual Award limits shall apply to the extent Section 162(m) of the Code is applicable to the Plan, and for those Awards intended to qualify as performance-based compensation under Section 162(m) of the Code:

(a) No Participant may be granted more than 950,000 Options, SARs or any other Award based solely on the increase in value of the Common Stock from the Date of Grant under the Plan in any calendar year;

(b) No Participant may be granted more than 950,000 Performance Shares, Performance Units to be settled in Common Stock or Other Stock-Based Awards under the Plan in any calendar year. The limit set forth herein states the number of shares of Common Stock that may be issuable when measured upon achievement of the performance objectives at targeted levels of performance, it being understood that any such Awards that are subject to performance based vesting criteria may provide that, for performance above such targeted levels, up to twice such number of shares may be payable.

(c) No Participant may be granted Performance Units to be settled in cash or Cash Awards under the Plan in any calendar year with a value of more than U.S. $10,000,000 (or the equivalent of such amount denominated by in the Participant’s local currency).

8. Options.

(a) General.  Each Option granted under the Plan shall be evidenced by an Award Agreement.  Each Option so granted shall be subject to the conditions set forth in this Section 8 and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement.

(b) Qualification of Incentive Stock Options.  No Eligible Person may be granted an Incentive Stock Option under the Plan if such Eligible Person, at the time the Incentive Stock Option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any then existing Affiliate of the Company or “parent corporation” (within the meaning of Section 424(e) of the Code) unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code.  Subject to Section 16 of the Plan, any Incentive Stock Option granted under the Plan may be modified by the Committee, without the consent of the Participant, even if such modification would result in the disqualification of such Option as an “incentive stock option” under Section 422 of the Code.  Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to qualify such Options as “incentive stock options” under Section 422 of the Code.

(c) Exercise Price.  Except as otherwise provided by the Committee in the case of a Substitute Award, the exercise price (“Exercise Price”) per share of Common Stock for each Option shall not be less than 100% of the Fair Market Value of such share (determined as of the Date of Grant).  Any modification to the Exercise Price of an outstanding Option shall be subject to the prohibition on repricing set forth in Section 4(b).

(d) Vesting and Expiration.

(i) Options shall vest and become exercisable in such manner and on such date or dates determined by the Committee and shall expire after such period, not to exceed 10 years, as may be determined by the Committee (the “Option Period”); provided, that, with respect to an Incentive Stock Option in the case of a Participant owning (within the meaning of Section 424(d) of the Code), at the time the Incentive Stock Option was granted, more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate, no Incentive Stock Option may be exercised after the expiration of five (5) years from the date the Incentive Stock Option was granted; provided,  further, that if the Option Period would expire at a time when trading in the shares of Common Stock is prohibited by the Company’s insider trading policy (or Company-imposed “blackout period”) or otherwise prohibited by Applicable Law, the Option Period shall be automatically extended until the 30th day following the expiration of such prohibition but only to the extent that such extension would not violate Section 409A of the Code. Except to the extent provided in Section 5(f), Options shall have a vesting schedule of at least one (1) year.

(ii) The aggregate Fair Market Value (determined as of the time the Option is granted) of all shares of Common Stock with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000 or such other limitation as imposed by Section 422(d) of the Code.  To the extent that Incentive Stock Options are first exercisable by a Participant in excess of such limitation, the excess shall be considered Non-Qualified Stock Options.

(iii) Notwithstanding anything to the contrary in the Plan, except as otherwise provided in the applicable Award Agreement or any applicable employment, consulting, change in control, severance, or other agreement between a Participant and the Company or an Affiliate:

(A) Upon termination of employment or service of the Participant to whom the Option was granted by reason of such Participant’s death or Disability, all of the Option shall fully vest and remain exercisable for one (1) year

(or such greater or lesser period of time as the Committee may specify) following termination of employment or service, but not later than the expiration of the Option Period.

(B) Upon a termination of employment or service of the Participant to whom the Option was granted for Cause, all of such Participant’s Options shall expire at the time of such termination, whether or not then vested.

(C) Upon termination of employment or service of the Participant to whom the Option was granted for any reason other than due to death, Disability or for Cause, the unvested portion of an Option shall expire upon termination of employment, and the vested portion of such Option shall remain exercisable for 90 days (or such greater or less period of time as the Committee may specify) following termination of employment or service, but not later than the expiration of the Option Period.

(e) Other Terms and Conditions. Except as specifically provided otherwise in an Award Agreement, each Option granted under the Plan shall be subject to the following terms and conditions:
(i) Each Option or portion thereof that is exercisable shall be exercisable for the full amount or for any part thereof.

(ii) Each share of Common Stock purchased through the exercise of an Option shall be paid for in full at the time of the exercise or at such time as shall otherwise be permitted under the exercise procedures approved by the Committee.  Each Option shall cease to be exercisable, as to any share, when the Participant purchases the share or when the Option expires.

(iii) Except to the extent provided in accordance with the exercise of the Committee’s authority pursuant to Section 14, no Dividend Equivalents shall be payable in respect of any Option.

(iv) Subject to Section 17(a), an Option shall not be transferable by the Participant except by will or the laws of descent and distribution and shall be exercisable during the Participant’s lifetime only by the Participant.

(f) Method of Exercise and Form of Payment.   No shares of Common Stock shall be delivered pursuant to any exercise of an Option until payment in full of the Exercise Price therefor is received by the Company and the Participant has paid to the Company an amount equal to all federal, state, local, and non-U.S. income and employment taxes required to be withheld.  An Option that has become exercisable may be exercised by delivery of written or electronic notice of exercise to the Company or its designee (including a third-party administrator), or telephonic instructions to the extent provided by the Committee, in accordance with the terms of the applicable Award Agreement accompanied by payment of the Exercise Price.  The Exercise Price and all applicable required withholding taxes shall be payable in any manner approved by the Committee in writing in its sole discretion or provided in the applicable Award Agreement, which may include, without limitation, (i) in cash, check, cash equivalent, or shares of Common Stock valued at the Fair Market Value at the time the Option is exercised (including, pursuant to procedures approved by the Committee, by means of attestation of ownership of a sufficient number of shares of Common Stock in lieu of actual delivery of such shares to the Company), or any combination thereof; provided that such shares of Common Stock are not subject to any pledge or other security interest, (ii) in other property having a fair market value on the date of exercise equal to the Exercise Price and all applicable required withholding taxes, (iii) if there is a public market for the shares of Common Stock at such time, by means of a broker-assisted “cashless exercise” in accordance with rules and procedures established by the Committee for this purpose, pursuant to which the Company is delivered (including telephonically to the extent permitted by the Committee) a copy of irrevocable instructions to a stockbroker to sell the shares of Common Stock otherwise deliverable upon the exercise of the Option and to deliver promptly to the Company an amount equal to the Exercise Price and all applicable required withholding taxes, or (iv) by means of a “net exercise” procedure effected by withholding the minimum number of shares of Common Stock otherwise deliverable in respect of an Option that are needed to pay for the Exercise Price and all applicable required withholding taxes.  Notwithstanding the foregoing, if any option is still outstanding on the last day of the Option Period, the Fair Market Value exceeds the Exercise Price and the Option may be exercised using the net exercise method described in clause (iv) of the immediately preceding sentence, such Option shall be deemed to have been exercised by the Participant on such last day of the Option Period using the next exercise method.  Any fractional shares of Common Stock resulting from any exercise of any Option shall be settled in cash.  The Committee may require each Participant to give the Company prompt notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option, within two (2) years from the date of granting such Option or one (1) year after the transfer of such shares of Common Stock to such Participant.

(g) Compliance with Laws.  Notwithstanding the foregoing, in no event shall a Participant be permitted to exercise an Option in a manner that the Committee determines would violate any Applicable Law or the applicable rules and regulations of the Securities and Exchange Commission or the applicable rules and regulations of the securities exchange or inter-dealer quotation system on which the Common Stock is listed or quoted, if any.

9. Stock Appreciation Rights.

(a) General.  Each SAR granted under the Plan shall be evidenced by an Award Agreement.  Each SAR so granted shall be subject to the conditions set forth in this Section 9 and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement.  Any Option granted under the Plan may include tandem SARs.  The Committee also may award SARs to Eligible Persons independent of any Option.

(b) Strike Price.  Except as otherwise provided by the Committee in the case of a Substitute Award, the strike price (“Strike Price”) per share of Common Stock for each SAR shall not be less than 100% of the Fair Market Value of such share (determined as of the Date of Grant).  Notwithstanding the foregoing, a SAR granted in tandem with (or in substitution for) an Option previously granted shall have a Strike Price equal to the Exercise Price of the corresponding Option.  Any modification to the Strike Price of an outstanding SAR shall be subject to the prohibition on repricing set forth in Section 4(b).

(c) Vesting and Expiration.

(i) A SAR granted in connection with an Option shall become exercisable and shall expire according to the same vesting schedule and expiration provisions as the corresponding Option.  A SAR granted independent of an Option shall vest and become exercisable and shall expire in such manner and on such date or dates determined by the Committee and shall expire after such period, not to exceed 10 years, as may be determined by the Committee (the “SAR Period”). Except to the extent provided in Section 5(f), any SAR shall have at least a one (1) year vesting schedule.  If the SAR Period would expire at a time when trading in the shares of Common Stock is prohibited by the Company’s insider trading policy (or the Company-imposed “blackout period”) or otherwise prohibited by Applicable Law, the SAR Period shall be automatically extended until the 30th day following the expiration of such prohibition but only to the extent that such extension would not violate Section 409A of the Code.

(ii) Notwithstanding anything to the contrary in the Plan, except as otherwise provided in the applicable Award Agreement or any applicable employment, consulting, change-in-control, severance, or other agreement between a Participant and the Company or an Affiliate:

(A) Upon termination of employment or service of the Participant to whom the SAR was granted by reason of such Participant’s death or Disability, all of the SAR shall fully vest and remain exercisable for one (1) year (or such greater or lesser period of time as the Committee may specify) following termination of employment or service, but not later than the expiration of the SAR Period.

(B) Upon a termination of employment or service of the Participant to whom the SAR was granted for Cause, all of such Participant’s SARs shall expire at the time of such termination, whether or not then vested.

(C) Upon termination of employment or service of the Participant to whom the SAR was granted for any reason other than due to death, Disability or for Cause, the unvested portion of an SAR shall expire upon termination of employment, and the vested portion of such SAR shall remain exercisable for 90 days (or such greater or lesser period of time as the Committee may specify) following termination of employment or service, but not later than the expiration of the SAR Period.

(d) Other Terms and Conditions. Except as specifically provided otherwise in an Award Agreement, each SAR granted under the Plan shall be subject to the following terms and conditions:
(i) Each SAR or portion thereof that is exercisable shall be exercisable for the full amount or for any part thereof.
(ii) Except to the extent provided in accordance with the exercise of the Committee’s authority pursuant to Section 14, no Dividend Equivalents shall be payable in respect of any SAR.

(iii) Subject to Section 17(a), a SAR shall not be transferable by the Participant except by will or the laws of descent and distribution and shall be exercisable during the Participant’s lifetime only by the Participant.

(e) Method of Exercise.  A SAR that has become exercisable may be exercised by delivery of written or electronic notice of exercise to the Company or its designee (including a third-party administrator), or telephonic instructions to the extent provided by the Committee, in accordance with the terms of the applicable Award Agreement, specifying the number of shares with respect to which such SAR is to be exercised and the Date of Grant of such SAR.  Notwithstanding the foregoing, if on the last day of the Option Period (or in the case of a SAR independent of an Option, the SAR Period), the Fair Market Value exceeds the Strike Price, the Participant has not exercised the SAR or the corresponding Option (if applicable), and neither the SAR nor the corresponding Option (if applicable) has expired, such SAR shall be deemed to have been exercised by the Participant on such last day and the Company shall make the appropriate payment therefor.

(f) Settlement.  Upon the exercise of a SAR, the Company shall pay to the Participant an amount equal to the number of shares with respect to which the SAR is being exercised multiplied by the excess, if any, of the Fair Market Value of one share of Common Stock on the exercise date over the Strike Price, less an amount equal to all federal, state, local, and non-U.S. income and employment taxes required to be withheld.  The Company shall pay such amount in cash, in shares of Common Stock valued at Fair Market Value, or any combination thereof, as determined by the Committee.  Any fractional shares of Common Stock shall be settled in cash.

(g) Substitution of SARs for Options.  The Committee shall have the authority in its sole discretion to substitute, without the consent of the affected Participant or any holder or beneficiary of a SAR settled in shares of Common Stock (or settled in shares or cash in the sole discretion of the Committee) for an outstanding Option, provided that (i) the substitution shall not otherwise result in a modification of the terms of any such Option, (ii) the number of shares of Common Stock underlying the substituted SAR shall be the same as the number of shares of Common Stock underlying such Option, and (iii) the Strike Price of the substituted SAR shall be equal to the Exercise Price of such Option; provided,  however, that if, in the opinion of the Company’s independent public auditors, the foregoing provision creates adverse accounting consequences for the Company, such provision shall be considered null and void.

10. Restricted Stock and Restricted Stock Units.

(a) General.  Each grant of Restricted Stock and Restricted Stock Units granted under the Plan shall be evidenced by an Award Agreement.  Each Restricted Stock and Restricted Stock Unit grant shall be subject to the conditions set forth in this Section 10 and to such other conditions not inconsistent with the Plan as determined by the Committee and may be reflected in the applicable Award Agreement.  The Committee shall establish restrictions applicable to such Restricted Stock and Restricted Stock Units, including the Restricted Period, and the time or times at which Restricted Stock or Restricted Stock Units shall be granted or become vested.  These restrictions may lapse separately or in combination at such times, pursuant to such circumstances, in such installments, or otherwise, as the Committee determines at the time of the Date of Grant or thereafter.

(b) Forfeiture.  Restricted Stock and Restricted Stock Units awarded to a Participant shall be subject to forfeiture until the expiration of the Restricted Period, and Restricted Stock shall be subject to the following provisions in addition to such other terms and conditions as may be set forth in the applicable Award Agreement:  (i) if an escrow arrangement is used, the Participant shall not be entitled to delivery of the stock certificate, and (ii) the shares shall be subject to the restrictions on transferability set forth in the Award Agreement.  Unless otherwise provided by the Committee in an Award Agreement or any applicable employment, consulting, change in control, severance, or other agreement between a Participant and the Company or an Affiliate, (A) upon termination of employment or service of the Participant granted the applicable Award for any reason other than by reason of death or Disability , the unvested portion of Restricted Stock and Restricted Stock Units shall terminate and be forfeited and (B) upon termination of employment or service of the Participant granted the applicable Award by reason of death or Disability, the unvested portion of Restricted Stock and Restricted Stock Units shall become fully vested and nonforfeitable as of the date of the Participant’s termination of employment or service.  In the event of any forfeiture of Restricted Stock, the stock certificates shall be returned to the Company and all rights of the Participant to such shares and as a shareholder shall terminate without further action or obligation on the part of the Company.  In the event of any forfeiture of Restricted Stock Units, all rights of the Participant to such Restricted Stock Units shall terminate without further action or obligation on the part of the Company.  Except to the extent provided in Section 5(f), the Restricted Period for Restricted Stock and Restricted Stock Units shall be at least one (1) year.

11. Provisions Applicable to Restricted Stock, Restricted Stock Units, Performance Shares and Performance Units.

(a) Stock Certificates; Escrow or Similar Arrangement.  Upon the grant of Restricted Stock or Performance Shares, the Committee shall cause share(s) of Common Stock to be registered in the name of the Participant and held in book-entry form subject to the Company’s directions and, if the Committee determines that the Restricted Stock or Performance Shares shall be held by the Company or in escrow rather than delivered to the Participant pending vesting and the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (i) an escrow agreement satisfactory to the Committee, if applicable, and (ii) the appropriate stock power (endorsed in blank) with respect to the Restricted Stock or Performance Shares, as applicable, covered by such agreement.  If a Participant shall fail to execute and deliver an agreement evidencing an Award of Restricted Stock or Performance Shares and, if applicable, an escrow agreement and blank stock power within the amount of time specified by the Committee, the Award shall be null and void.  Subject to the restrictions set forth in the Plan and the applicable Award Agreement, the Participant shall generally have the rights and privileges of a shareholder as to such Restricted Stock and Performance Shares, including without limitation the right to vote such Restricted Stock and Performance Shares (provided that, except as set forth in any applicable Award Agreement, any dividends payable on such shares of Restricted Stock or Performance Shares shall be held by the Company and delivered (without interest) to the Participant within 15 days following the date on which such Restricted Stock or Performance Shares, as applicable, vest, and the right to any such accumulated dividends shall be forfeited upon the forfeiture of the Restricted Stock or Performance Shares to which such dividends relate).  The Committee shall also be permitted to cause a stock certificate registered in the name of the Participant to be issued.  To the extent that shares of Restricted Stock or Performance Shares are forfeited, any stock certificates issued to the Participant evidencing such shares shall be returned to the Company, and all rights of the Participant to such shares and as a shareholder with respect thereto shall terminate without further obligation on the part of the Company.

(b) Dividend Equivalents.  No shares shall be issued at the time an Award of Restricted Stock Units or Performance Units is made, and the Company will not be required to set aside a fund for the payment of any such Award.  At the discretion of the Committee, each Restricted Stock Unit awarded to a Participant may be credited with cash and stock dividends paid in respect of one share of Common Stock (“Dividend Equivalents”).  Subject to Section 17(b), at the discretion of the Committee, Dividend Equivalents may be either currently paid to the Participant or withheld by the Company for the Participant’s account, and interest may be credited on the amount of cash Dividend Equivalents withheld at a rate and subject to such terms as determined by the Committee.  Dividend Equivalents credited to a Participant’s account and attributable to any particular Restricted Stock Unit (and earnings thereon, if applicable) shall be distributed to the Participant upon settlement of such Restricted Stock Unit or, and if such Restricted Stock Unit is forfeited, the Participant shall have no right to such Dividend Equivalents.

(c) Delivery of Restricted Stock and Settlement of Restricted Stock Units.

(i) Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock or the achievement of Performance Goals applicable to any Performance Shares and any other applicable vesting criteria established by the Committee, the restrictions set forth in the applicable Award Agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award Agreement.  If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or the Participant’s beneficiary without charge a notice evidencing a book entry notation (or, if applicable, the stock certificate) evidencing the shares (rounded down to the nearest full share) of Restricted Stock or Performance Shares, as applicable, that have not then been forfeited and with respect to which the Restricted Period has expired or the Performance Goals achieved, as applicable.  Dividends, if any, that may have been withheld by the Committee and attributable to any particular share of Restricted Stock or Performance Share shall be distributed to the Participant in cash or, at the sole discretion of the Committee, in shares of Common Stock having a Fair Market Value (on the date of distribution) equal to the amount of such dividends, upon the release of restrictions on such share and, if such share is forfeited, the Participant shall have no right to such dividends.

(ii) Unless otherwise provided by the Committee in an Award Agreement, upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, the achievement of Performance Goals applicable to any Performance Units and the attainment of all other applicable vesting criteria established by the Committee, the Company shall deliver to the Participant, or  the Participant’s beneficiary, without charge, one share of Common Stock (or other securities or other property, as applicable) for each such outstanding Restricted Stock Unit or Performance Unit, as applicable, that has not then been forfeited and with respect to which the Restricted Period has expired or the Performance Goals achieved, as applicable, and all other such vesting criteria are attained (“Released Unit”); provided,  however, that the Committee may, in its sole discretion, elect to (i) pay cash or part cash and part Common Stock in lieu of delivering only shares of Common Stock in respect of such Released Units or (ii) defer the delivery of Common Stock (or cash or part Common Stock and part cash, as the case may be) beyond the vesting date if such extension would not cause adverse tax consequences under Section 409A of the Code.  If a cash payment is made in lieu of delivering shares of Common Stock, the amount of such payment shall be equal to the Fair Market Value of the underlying Common Stock as of the date on which such Restricted Stock Units or Performance Units vested, less an amount equal to all federal, state, local, and non-U.S. income and employment taxes required to be withheld.

(d) Legends on Restricted Stock and Performance Shares.  Each certificate representing Restricted Stock or Performance Shares awarded under the Plan, if any, shall bear a legend substantially in the form of the following in addition to any other information the Company deems appropriate until the lapse of all restrictions or the achievement of applicable Performance Goals respect to such Common Stock:

TRANSFER OF THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY IS RESTRICTED PURSUANT TO THE TERMS OF THE TRIBUNE PUBLISHING COMPANY 2014 OMNIBUS INCENTIVE PLAN AND A RESTRICTED STOCK AWARD AGREEMENT, DATED AS OF _____________, BETWEEN TRIBUNE

PUBLISHING COMPANY AND __________________.  A COPY OF SUCH PLAN AND AWARD AGREEMENT IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF TRIBUNE PUBLISHING COMPANY.

12. Performance Awards.

(a) Grants of Performance Awards.  All Performance Awards granted under the Plan (including Performance Shares, Performance Units and Cash Awards) shall be evidenced by an Award Agreement.  Each Performance Award so granted shall be subject to the conditions set forth in this Section 12 and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement.  Except to the extent provided in Section 5(f), the Performance Cycle or combined Performance Cycle and vesting period under Performance Awards shall be scheduled for at least one (1) year.

(b) Issuance and Restrictions.  The Committee shall have the authority to determine the Participants who shall receive Performance Awards, the number of Performance Shares, the number and value of Performance Units and the amount of cash, as applicable, with respect to any such Performance Award for any Performance Cycle, and the applicable Performance Goals.  The Committee shall determine the duration of each Performance Cycle (the duration of Performance Cycles of different Performance Awards may differ from one another), and there may be more than one Performance Cycle in existence at any one time.

(c) Earned Performance Awards.  Performance Awards shall become earned, in whole or in part, based upon the attainment of specified Performance Goals or the occurrence of any event or events, as the Committee shall determine, either in an Award Agreement or thereafter on terms more favorable to the Participant to the extent consistent with Section 162(m).  In addition to the achievement of the specified Performance Goals, the Committee may condition payment of Performance Awards on such other conditions as the Committee shall specify in an Award Agreement.  The Committee may also provide in an Award Agreement for the completion of a minimum period of service (in addition to the achievement of any applicable Performance Goals) as a condition to the vesting of any Performance Award.

(d) Performance Goals.  The Committee shall establish the Performance Goals that must be satisfied in order for a Participant to receive an Award for a Performance Cycle or for a Performance Award to be earned or vested.  At the discretion of the Committee, the Performance Goals may be based upon (alone or in combination): (A) net or operating income (before or after taxes); (B) earnings before income taxes, interest, depreciation and/or amortization (“EBITDA”); (C) net income before equity in earnings of unconsolidated Affiliates, income taxes, loss on early debt extinguishment, interest expense, other (expense) income, realized gain (loss) on investments, stock-based compensation expense, related party management fees, reorganization items, restructuring charges, transaction expenses and depreciation and amortization expense and net income attributable to noncontrolling interests (“Adjusted EBITDA”); (D) basic or diluted earnings per share or improvement in basic or diluted earnings per share; (E) sales (including, but not limited to, total sales, net sales and revenue growth); (F) net operating profit; (G) financial return measures (including, but not limited to, return on assets, capital, invested capital, equity, sales and revenue); (H) cash flow measures (including, but not limited to, operating cash flow, free cash flow, cash flow return on equity and cash flow return on investment); (I) productivity ratios (including, but not limited to, measuring liquidity, profitability and leverage); (J) share price (including, but not limited to, growth measures and total shareholder return); (K) expense/cost management targets; (L) margins (including, but not limited to, operating margin, net income margin, cash margin, gross, net or operating profit margins, EBITDA margins and Adjusted EBITDA margins); (M) operating efficiency; (N) market share or market penetration; (O) customer targets (including, but not limited to, customer growth and customer satisfaction); (P) working capital targets or improvements; (Q) economic value added; (R) balance sheet metrics (including, but not limited to, inventory, inventory turns, receivables turnover, net asset turnover, debt reduction, retained earnings, year-end cash, cash conversion cycle and ratio of debt to equity or to EBITDA); (S) workforce targets (including, but not limited to, diversity goals, employee engagement or satisfaction, employee retention and workplace health and safety goals); (T) implementation, completion or attainment of measurable objectives with respect to research and development, key products or key projects, lines of business, acquisitions and divestitures and strategic plan development and/or implementation; (U) comparisons with various stock market indices, peer companies or industry groups or classifications with regard to one more of these criteria, or, for any period of time in which Section 162(m) is not applicable to the Company and the Plan, or at any time in the case of (x) persons who are not “covered employees” under Section 162(m) of the Code or (y) Awards (whether or not to “covered employees”) not intended to qualify as performance-based compensation under Section 162(m) of the Code, such other criteria as may be determined by the Committee.

Performance Goals may be established on a Company-wide basis or with respect to one or more business units, divisions, Affiliates, or products and may be expressed in absolute terms, or relative to (i) current internal targets or budgets, (ii) the past performance of the Company (including the performance of one or more Subsidiaries, divisions or operating units), (iii) the performance of one or more similarly situated companies, (iv) the performance of an index covering a peer group of companies or (v) other external measures of the selected performance criteria.  Any performance objective may measure performance on an individual basis, as appropriate.  The Committee may provide for a threshold level of performance below which no Common Stock or compensation will be granted or paid in respect of Performance Awards, and a maximum level of performance above which no additional Common Stock or compensation will be granted or paid in respect of Performance Awards, and it may provide for differing amounts of Common Stock or compensation to be granted or paid in respect of Performance Awards for different levels of performance.  When establishing Performance Goals for a Performance Cycle, the Committee may determine that any or all unusual or infrequently occurring items as identified in the financial statements, and related notes thereto, prepared in accordance with U.S. generally accepted accounting principles, or management’s discussion and analysis in the annual report, including, but not limited to, the charges or costs associated with restructurings of the Company, discontinued operations, extraordinary items, capital gains and losses, dividends, repurchase of shares, litigation, other unusual or  infrequently occurring items, and the cumulative effects of accounting changes shall be excluded from the determination as to whether the Performance Goals have been met.  Except in the case of Awards to “covered employees” intended to be performance-based compensation under Section 162(m) of the Code to the extent that such adjustments would cause the Awards not to be performance-based compensation under Section 162(m) of the Code, the Committee may also adjust the Performance Goals for any Performance Cycle as it deems equitable in recognition of unusual or non-recurring events affecting the Company, changes in applicable tax laws or accounting principles, or such other factors as the Committee may determine.

(e) Special Rule for Performance Goals.  If, at the time of grant, the Committee intends a Performance Award to qualify as performance-based compensation within the meaning of Section 162(m) of the Code, the Committee must establish Performance Goals for the applicable Performance Cycle prior to the 91st day of the Performance Cycle (or by such other date as may be required under Section 162(m) of the Code) but not later than the date on which 25% of the Performance Cycle has elapsed.

(f) Negative Discretion.  Notwithstanding anything in this Section 12 to the contrary, the Committee shall have the right, in its absolute discretion, (i) to reduce or eliminate the amount otherwise payable to any Participant under Section 12(h) based on individual performance or any other factors that the Committee, in its discretion, shall deem appropriate and (ii) to establish rules or procedures that have the effect of limiting the amount payable to each Participant to an amount that is less than the maximum amount otherwise authorized under the Award or under the Plan.

(g) Affirmative Discretion.  Notwithstanding any other provision in the Plan to the contrary, but subject to the maximum number of shares of Common Stock available for issuance under Section 5 of the Plan, the Committee shall have the right, in its discretion, to grant an Award in cash, Common Stock or other Awards, or in any combination thereof, to any Participant (except for Awards intended to qualify as performance-based compensation under Section 162(m) of the Code, to the extent Section 162(m) of the Code is applicable to the Company and the Plan) in a greater amount than would apply under the applicable Performance Goals, based on individual performance or any other criteria that the Committee deems appropriate.  Notwithstanding any provision of the Plan to the contrary, in no event shall the Committee have, or exercise, discretion with respect to a Performance Award intended to qualify as performance-based compensation under Section 162(m) of the Code if such discretion or the exercise thereof would cause such qualification not to be available.

(h) Certification of Attainment of Performance Goals.  As soon as practicable after the end of a Performance Cycle and prior to any payment or vesting in respect of such Performance Cycle, the Committee shall certify in writing the number and value of Performance Awards that have been earned or vested on the basis of performance in relation to the established Performance Goals.

(i) Payment of Awards.  Payment or delivery of Common Stock with respect to earned Performance Awards shall be made to the Participant or, if the Participant has died, to the Participant’s beneficiary, as soon as practicable after the expiration of the Performance Cycle and the Committee’s certification under Section 12(h) and (unless an applicable Award Agreement shall set forth one or more other dates) in any event no later than the earlier of (i) 90 days after the end of the fiscal year in which the Performance Cycle has ended and (ii) 90 days after the expiration of the Performance Cycle.  The Committee shall determine and set forth in the applicable Award Agreement whether earned Performance Shares and the value of earned Performance Units are to be distributed in the form of cash, shares of Common Stock or in a combination thereof, with the value or number of shares of Common Stock payable to be determined based on the Fair Market Value of the Common Stock on the date of the Committee’s certification under Section 12(h) or such other date specified in the Award Agreement.  The Committee may, in an Award Agreement with respect to the award or delivery of Common Stock, condition the vesting of such Common Stock on the performance of additional service.

(j) Termination of Employment or Service.  Unless otherwise provided by the Committee in an Award Agreement or any applicable employment, consulting, change in control, severance, or other agreement between a Participant and the Company or an Affiliate, (i) upon termination of employment or service of the Participant granted a Performance Award for any reason (other than death or Disability), the unvested Performance Awards shall immediately terminate and be forfeited, and (ii) upon termination of employment or service of the Participant by reason of death or Disability, (A) unvested or otherwise unpaid outstanding Performance Awards with a Performance Cycle in progress as of the date of the Participant’s termination of employment or service shall be deemed to be earned and become vested and/or paid out on the basis of actual achievement of the Performance Goals for such Performance Cycle, prorated for the portion of the Performance Cycle coming before the Participant’s termination of employment, and the remaining portion of such Performance Awards shall immediately terminate and be forfeited, and (B) unvested Cash Awards shall terminate and be forfeited.

(k) Newly Eligible Participants.  Notwithstanding anything in this Section 12 to the contrary, the Committee shall be entitled to make such rules, determinations and adjustments as it deems appropriate with respect to any Participant who becomes eligible to receive Performance Awards after the commencement of a Performance Cycle.

(l) Adjustment of Calculation of Performance Goals.  In the event that, during any Performance Cycle, any recapitalization, reorganization, merger, acquisition, divestiture, consolidation, spin-off, combination, sale of assets or other similar corporate transaction or event, or any other extraordinary event or circumstance occurs which has the effect, as determined by the Committee, in its sole and absolute discretion, of distorting the applicable performance criteria involving the Company, including, without limitation, changes in accounting standards, the Committee may adjust or modify, as determined by the Committee, in its sole and absolute discretion, the calculation of the Performance Goals, to the extent necessary to prevent reduction or enlargement of the Participants’ Awards under the Plan for such Performance Cycle attributable to such transaction, circumstance or event.  All determinations that the Committee makes pursuant to this Section 12(l) shall be conclusive and binding on all persons for all purposes.

13. Other Stock-Based Awards.  The Committee may issue to Eligible Persons other types of equity-based or equity-related Awards (the “Other Stock-Based Awards”) not otherwise described by the terms of the Plan in such amounts and subject to such terms or conditions as the Committee shall determine.  Except to the extent provided in Section 5(f), Other Stock-Based Awards shall have a vesting schedule of at least one (1) year.  All Other Stock-Based Awards shall be evidenced by an Award Agreement.  Each Other Stock-Based Award so granted shall be subject to such conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement.  Such Other Stock-Based Awards may entail the transfer of actual shares of Common Stock, or payment in cash or otherwise of amounts based on the value of shares of Common Stock and may include, but not be limited to, Awards designed to comply with or take advantage of the Applicable Laws of jurisdictions other than the United States.  Unless otherwise provided by the Committee in an Award Agreement or any applicable employment, consulting, change in control, severance, or other agreement between a Participant and the Company or an Affiliate, upon termination of employment or service of the Participant granted the applicable Other Stock-Based Award for any reason, the unvested or otherwise unpaid outstanding Other Stock-Based Award shall be deemed to be unearned and shall lapse and be forfeited as of the date of termination of employment or service.

14. Changes in Capital Structure and Similar Events.  In the event of (A) any dividend (other than regular cash dividends) or other distribution (whether in the form of cash, shares of Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, split-off, spin-off, combination, repurchase or exchange of shares of Common Stock or other securities of the Company, issuance of warrants or other rights to acquire shares of Common Stock or other securities of the Company, or other similar corporate transaction or event (including, without limitation, a Change in Control subject to the requirements of Section 15) that affects the shares of Common Stock, or (B) unusual or nonrecurring events (including, without limitation, a Change in Control subject to the requirements of Section 15) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or changes in applicable rules, rulings, regulations, or other requirements of any governmental body or securities exchange or inter-dealer quotation system, accounting principles, or law, such that in any case an adjustment is determined by the Committee in its sole discretion to be necessary or appropriate, then the Committee shall make any such adjustments in such manner as it may deem equitable, including without limitation any or all of the following:

(i) adjusting any or all of (A) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or other property) that may be delivered in respect of Awards or with respect to which Awards may be granted under the Plan (including, without limitation, adjusting any or all of the limitations under Section 5 of the Plan) and (B) the terms of any outstanding Award, including, without limitation, (i) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or other property) subject to outstanding Awards or to which outstanding Awards relate, (ii) the Exercise Price or Strike Price with respect to any Award, and (iii) any applicable performance measures;

(ii) providing for a substitution or assumption of Awards (or awards of an acquiring company), accelerating (subject under all circumstances to the requirements of Section 15 in the event of a Change in Control) the delivery, vesting, or exercisability of, lapse of restrictions, or other conditions on, or providing for the termination of, Awards or providing for a period of time (which shall not be required to be more than 10 days) for Participants to exercise outstanding Awards prior to the occurrence of such event (and any such Award not so exercised shall terminate upon the occurrence of such event); and

(iii) subject under all circumstances to the requirements of Section 15 in the event of a Change in Control, canceling any one or more outstanding Awards (or awards of an acquiring company) and causing to be paid to the holders thereof the value of such Awards, if any, as determined by the Committee (which if applicable may be based upon the price per share of Common Stock received or to be received by other shareholders of the Company in such event), including without limitation, in the case of an outstanding Option or SAR, a cash payment in an amount equal to the excess, if any, of the Fair Market Value (as of a date specified by the Committee) of the shares of Common Stock subject to such Option or SAR over the aggregate Exercise Price or Strike Price, respectively, of such Option or SAR (it being understood that, in such event, any Option or SAR having a per share Exercise Price or Strike Price equal to, or in excess of, the Fair Market Value of a share of Common Stock subject thereto may be canceled and terminated without any payment or consideration therefor).  Notwithstanding the discretion given to the Committee in this paragraph (iii), the Committee shall upon a Change in Control, subject to Section 17(u)(iii), be required to take the actions described in this paragraph with respect to each Award that is subject to Section 409A of the Code on the Date of Grant of such Award.

Payments to holders pursuant to paragraph (iii) above shall be made in cash or, in the sole discretion of the Committee, in the form of such other consideration necessary for a Participant to receive property, cash, or securities (or a combination thereof) as such Participant would have been entitled to receive upon the occurrence of the transaction if the Participant had been, immediately prior to such transaction, the holder of the number of shares of Common Stock covered by the Award at such time (less any applicable Exercise Price or Strike Price). In addition, in connection with any such transaction, prior to any payment or adjustment contemplated under this Section 14, the Committee may require a Participant to (A) represent and warrant as to the unencumbered title to the Participant’s Awards, (B) bear such Participant’s pro-rata share of any post-closing indemnity obligations, and be subject to the same post-closing purchase price adjustments, escrow terms, offset rights, holdback terms, and similar conditions as the other holders of Common Stock, and (C) deliver customary transfer documentation as reasonably determined by the Committee.  Any adjustment of an Award pursuant to this Section 14 shall be effected in compliance with Section 409A of the Code to the extent applicable.

Notwithstanding the foregoing, in the case of any “equity restructuring” (within the meaning of the Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor pronouncement thereto, “ASC 718”)), the Committee shall make an equitable or proportionate adjustment to outstanding Awards to reflect such equity restructuring.  The Company shall give each Participant notice (including by placement on the Company’s website) of an adjustment hereunder, and upon notice, such adjustment shall be conclusive and binding for all purposes.

15. Effect of Change in Control. In the event of a Change in Control,

(a) no cancellation, acceleration of exercisability or vesting, lapse of any Restricted Period or settlement or other payment shall occur with respect to any Award if the Committee reasonably determines in good faith, prior to the occurrence of a Change in Control, that the outstanding Awards shall be honored, assumed or new rights substituted therefor following the Change in Control (such honored, assumed or substituted award, an “Alternative Award”), provided that any Alternative Award must:

(i) provide the Participant rights and entitlements substantially equivalent to or better than the rights, terms and conditions applicable under such Award, including, but not limited to, an identical or better schedule as to vesting and/or exercisability, and for Alternative Awards that are stock options, identical or better methods of payment of the exercise price thereof; and

(ii) have terms and conditions which provide that, in the event that the Participant’s employment or service is terminated without Cause within the 12 months following the occurrence of a Change in Control,

(A) the outstanding Alternative Awards held by such terminated Participant, whether vested or unvested, shall immediately vest in full and become exercisable, any vesting restrictions on such Alternative Awards shall lapse; and

(B) such Participant shall be provided with either cash or marketable stock equal to the Fair Market Value of the stock subject to the Alternative Awards on the date of termination (and, in the case of Alternative Awards that are stock options or stock appreciation rights, in excess of the exercise price or base price that the Participant would be required to pay in respect of such Alternative Award).

(b) subject to Section 15(c) and Section 17(u), if the Committee reasonably determines in good faith, prior to the occurrence of a Change in Control, that no Alternative Awards will be provided:
(i) all unvested Awards (other than Performance Awards) shall vest and the Restricted Period on all such outstanding Awards shall lapse;

(ii) each outstanding Option and SAR shall vest and be canceled in exchange for a cash payment equal to (x) the excess, if any, of the Change in Control Price over the exercise price of such Option or SAR, multiplied by (y) the aggregate number of shares of Common Stock covered by such Award;

(iii) each outstanding Performance Award with a Performance Cycle in progress at the time of the Change in Control shall be deemed to be earned and become vested and paid out in an amount equal to the product of (x) such Participant’s target award opportunity with respect to such Award for the Performance Cycle in question and (y) the percentage of Performance Goals achieved as of the date of the Change in Control (which Performance Goals shall be pro-rated, if necessary or appropriate, to reflect the portion of the Performance Cycle that has been completed), and all other Performance Awards shall terminate and be forfeited upon consummation of the Change in Control;

(iv) shares of Common Stock underlying all Restricted Stock, Restricted Stock Units, Performance Shares and Performance Units, and Other Stock-Based Awards that are vested (as provided in this Section 15 or otherwise) shall be issued or released to the Participant holding such Award, except to the extent that the Committee has determined, in accordance with authority granted to it by the Plan or the applicable Award Agreement to settle such Award in cash in lieu of shares; and

(v) Cash Awards that are vested but unpaid (as provided in this Section 15 or otherwise) shall be paid in cash.

(c) Section 409A.  Notwithstanding anything in Section 15, if any Award is subject to Section 409A of the Code and an Alternative Award would be deemed a non-compliant modification of such Award under Section 409A, then no Alternative Award shall be provided and such Award shall instead be treated as provided in Section 15(a)(ii) or in the Award Agreement (or in such other manner determined by the Committee that is a compliant modification under Section 409A).

16. Amendments and Termination of Plan or Award Agreements.

(a) Amendment and Termination of Plan.  The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided that no such amendment, alteration, suspension, discontinuation, or termination shall be made without shareholder approval if such approval is necessary to comply with any tax or regulatory requirement applicable to the Plan (including, without limitation, as necessary to comply with any rules and regulations of the securities exchange or inter-dealer quotation system on which the Common Stock is listed or quoted, if any, or for changes in U.S. generally accepted accounting principles to new accounting standards); provided,  further, that any such amendment, alteration, suspension, discontinuance, or termination that would materially and adversely affect the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder, or beneficiary.  Notwithstanding the foregoing, no amendment shall be made to the last paragraph of Section 4(b) without stockholder approval.

(b) Amendment of Award Agreements.  The Committee may, to the extent not inconsistent with the terms of any applicable Award Agreement, Section 15 of the Plan or the minimum one (1) year vesting, Restricted Period or Performance Cycle requirements set forth in Section 8(d), 9(c), 10(b), 12(a) or 13 of the Plan, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel, or terminate any Award theretofore granted or the associated Award Agreement, prospectively or retroactively (including after a Participant’s termination of employment or service with the Company); provided that any such waiver, amendment, alteration, suspension, discontinuance, cancelation, or termination that would materially and adversely affect the rights of any Participant with respect to any Award theretofore granted shall not to that extent be effective without the written consent of the affected Participant.

17. General.
(a) Nontransferability of Awards.

(i) Each Award shall be exercisable only by a Participant during the Participant’s lifetime, or if permissible under Applicable Law, by the Participant’s legal guardian or representative.  No Award may be assigned, alienated, pledged, attached, sold, or otherwise transferred or encumbered by a Participant other than by will or by the laws of descent and distribution, and any such purported assignment, alienation, pledge, attachment, sale, transfer, or encumbrance shall be void and unenforceable against the Company or an Affiliate; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer, or encumbrance.

(ii) Notwithstanding the foregoing, the Committee may, in its sole discretion, permit Awards to be transferred by a Participant, without consideration, subject to such rules as the Committee may adopt consistent with any applicable Award Agreement to preserve the purposes of the Plan, to (A) any person who is a “family member” of the Participant, as such term is used in the instructions to Form S-8 under the Securities Act or any successor form of registration statements promulgated by the Securities and Exchange Commission (collectively, the “Immediate Family Members”), (B) a trust solely for the benefit of the Participant and  the Participant’s Immediate Family Members, or (C) a partnership or limited liability company whose only partners or shareholders are the Participant and  the Participant’s Immediate Family Members (each transferee described in any of clauses (A), (B) and (C) above is hereinafter referred to as a “Permitted Transferee”), in each case provided that the Participant gives the Committee advance written notice describing the terms and conditions of the proposed transfer and the Committee notifies the Participant in writing that such a transfer would comply with the requirements of the Plan.

(iii) The terms of any Award transferred in accordance with the immediately preceding paragraph shall apply to the Permitted Transferee, and any reference in the Plan, or in any applicable Award Agreement, to a Participant shall be deemed to refer to the Permitted Transferee, except that (A) Permitted Transferees shall not be entitled to transfer any Award, other than by will or the laws of descent and distribution, (B) Permitted Transferees shall not be entitled to exercise any transferred Option unless there shall be in effect a registration statement on an appropriate form covering the shares of Common Stock to be acquired pursuant to the exercise of such Option if the Committee determines, consistent with any applicable Award Agreement, that such a registration statement is necessary or appropriate, (C) the Committee or the Company shall not be required to provide any notice to a Permitted Transferee, whether or not such notice is or would otherwise have been required to be given to the Participant under the Plan or otherwise, and (D) the consequences of the termination of the Participant’s employment by, or services to, the Company or an Affiliate under the terms of the Plan and the applicable Award Agreement shall continue to be applied with respect to the Permitted Transferee, including, without limitation, that an Option shall be exercisable by the Permitted Transferee only to the extent, and for the periods, specified in the Plan and the applicable Award Agreement.

(b) Dividends and Dividend Equivalents.  The Committee may, in its sole discretion, grant dividends or Dividend Equivalents to a Participant in tandem with other Awards, in addition to other Awards, or freestanding and unrelated to other Awards.  Dividends and Dividend Equivalents shall be payable in cash, shares of Common Stock, other securities, other Awards, or other property, on a current or deferred basis, on such terms and conditions as may be determined by the Committee in its sole discretion, including without limitation, payment directly to the Participant, withholding of such amounts by the Company subject to vesting of the Award, or reinvestment in additional shares of Common Stock, Restricted Stock, or other Awards; provided that no dividends or Dividend Equivalents shall be payable in respect of outstanding (i) Options or SARs or (ii) unearned Awards subject to performance conditions (other than or in addition to the passage of time), although dividends and Dividend Equivalents may be accumulated in respect of unearned Awards and paid as soon as administratively practicable, but no more than 30 days after such Awards are earned and become distributable).

(c) Tax Withholding.

(i) A Participant shall be required to pay to the Company or any Affiliate, and the Company and each Affiliate shall have the right (but not the obligation) and is hereby authorized to withhold, from any cash, shares of Common Stock, other securities, or other property deliverable under any Award or from any compensation or other amounts owing to a Participant, the amount (in cash, Common Stock, other securities, or other property) of all required withholding taxes in respect of an Award, its exercise, or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the Committee or the Company to satisfy all obligations for the payment of such withholding and taxes.

(ii) Without limiting the generality of paragraph (i) above, the Committee may, in its sole discretion, permit a Participant to satisfy, in whole or in part, the foregoing withholding liability (but no more than the minimum required statutory liability withholding liability, if required to avoid adverse accounting treatment of the Award as a liability award under ASC 718) by (A) payment in cash, (B) the delivery of shares of Common Stock (which are not subject to any pledge or other security interest) owned by the Participant having a Fair Market Value equal to such withholding liability, or (C) having the Company withhold from the number of shares of Common Stock otherwise issuable or deliverable pursuant to the exercise or settlement of the Award a number of shares with a Fair Market Value equal to such withholding liability.

(d) No Claim to Awards; No Rights to Continued Employment; Waiver.  No employee of the Company or an Affiliate, or other person, shall have any claim or right to be granted an Award under the Plan or, having been selected for the grant of an Award, to be selected for a grant of any other Award.  There is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Awards.  The terms and conditions of Awards and the Committee’s determinations and interpretations with respect thereto need not be the same among Participants or any group of Participants and may be made selectively among Participants, whether or not such Participants are similarly situated.  Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ or service of the Company or an Affiliate, nor shall the Plan be construed as giving any Participant any rights to continued service on the Board.  The Company or any of its Affiliates may at any time dismiss a Participant from employment or discontinue any consulting or other service relationship, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or any Award Agreement.  By accepting an Award under the Plan, a Participant shall thereby be deemed to have waived any claim to continued exercise or vesting of an Award or to damages or severance entitlement related to non-continuation of the Award beyond the period provided under the Plan or any Award Agreement, notwithstanding any provision to the contrary in any written employment contract or other agreement between the Company and its Affiliates and the Participant, whether any such agreement is executed before, on, or after the Date of Grant.

(e) Data Privacy. As a condition of receipt of any Award, each Participant explicitly and unambiguously consents to the collection, use, and transfer, in electronic or other form, of personal data as described in this section by and among, as applicable, the Company and its Affiliates for the exclusive purpose of implementing, administering, and managing the Plan and Awards and the Participant’s participation in the Plan.  In furtherance of such implementation, administration, and management, the Company and its Affiliates may hold certain personal information about a Participant, including, but not limited to, the Participant’s name, home address, telephone number, date of birth, social security or insurance number or other identification number, salary, nationality, job title(s), information regarding any securities of the Company or any of its Affiliates, and details of all Awards (the “Data”).  In addition to transferring the Data amongst themselves as necessary for the purpose of implementation, administration, and management of the Plan and Awards and the Participant’s participation in the Plan, the Company and its Affiliates may each transfer the Data to any third parties assisting the Company in the implementation, administration, and management of the Plan and Awards and the Participant’s participation in the Plan.  Recipients of the Data may be located in the Participant’s country or elsewhere, and the Participant’s country and any given recipient’s country may have different data privacy laws and protections.  By accepting an Award, each Participant authorizes such recipients to receive, possess, use, retain, and transfer the Data, in electronic or other form, for the purposes of assisting the Company in the implementation, administration, and management of the Plan and Awards and the Participant’s participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom the Company or the Participant may elect to deposit any shares of Common Stock.  The Data related to a Participant will be held only as long as is necessary to implement, administer, and manage the Plan and Awards and the Participant’s participation in the Plan.  A Participant may, at any time, view the Data held by the Company with respect to such Participant, request additional information about the storage and processing of the Data with respect to such Participant, recommend any necessary corrections to the Data with respect to the Participant, or refuse or withdraw the consents herein in writing, in any case without cost, by contacting  the Participant’s local human resources representative.  The Company may cancel the Participant’s eligibility to participate in the Plan, and in the Committee’s discretion, the Participant may forfeit any outstanding Awards if the Participant refuses or withdraws the consents described herein. For more information on the consequences of refusal to consent or withdrawal of consent, Participants may contact their local human resources representative.

(f) Non–U.S. Participants.  Without limiting the generality of Section 4(d), with respect to Participants who reside or work outside of the United States of America, the Committee may in its sole discretion amend the terms of the Plan or Sub-Plans or appendices thereto, or outstanding Awards, with respect to such Participants in order to conform such terms to the requirements of local law or to obtain more favorable tax or other treatment for a Participant, the Company, or its Affiliates.

(g) Designation and Change of Beneficiary.  Each Participant may file with the Committee a written designation of one or more persons as the beneficiary(ies) who shall be entitled to receive the amounts payable with respect to an Award, if any, due under the Plan upon such Participant’s death.  A Participant may, from time to time and subject to Applicable Law, revoke or change  the Participant’s beneficiary designation without the consent of any prior beneficiary by filing a new designation with the Committee.  The last such designation received by the Committee shall be controlling; provided,  however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant’s death, and in no event shall it be effective as of a date prior to such receipt.  If no beneficiary designation is filed by a Participant, the beneficiary shall be deemed to be the Participant’s  spouse (or domestic partner if such status is recognized by the Company according to the procedures established by the Company and in such jurisdiction), or if the Participant is otherwise unmarried at the time of death,  the Participant’s estate.  After receipt of Options in accordance with this paragraph, beneficiaries will be able to exercise such Options only in accordance with Section 8(f).

(h) Termination of Employment or Service.  Except as otherwise provided in an Award Agreement or any employment, consulting, change in control, severance, or other agreement between a Participant and the Company or an Affiliate, unless determined otherwise by the Committee, (i) neither a temporary absence from employment or service due to illness, vacation, or leave of absence (including, without limitation, a call to active duty for military service through a Reserve or National Guard unit) nor a transfer from employment or service with the Company to employment or service with an Affiliate (or vice-versa) shall be considered a termination of employment or service with the Company or an Affiliate, and (ii) if a Participant’s employment with the Company and its Affiliates terminates, but such Participant continues to provide services to the Company or its Affiliates in a non-employee capacity (including as a member of the Board who is not an employee of the Company or any Affiliate) (or vice versa), such change in status shall not be considered a termination of employment or service with the Company or an Affiliate for purposes of the Plan.  Unless otherwise determined by the Committee, in the event that any Participant’s employer ceases to be an Affiliate of the Company (by reason of sale, divestiture, spin-off, or other similar transaction), each Participant who is employed by or provides services to such employer shall be deemed to have suffered a termination hereunder as of the date of the consummation of such transaction, unless the Participant’s employment or service is transferred to the Company or another entity that would constitute an Affiliate immediately following such transaction.

(i) No Rights as a Shareholder.  Except as otherwise specifically provided in the Plan or any Award Agreement, no person shall be entitled to the privileges of ownership in respect of shares of Common Stock that are subject to Awards hereunder until such shares have been issued or delivered to that person.

(j) Government and Other Regulations.

(i) The obligation of the Company to settle Awards in Common Stock or other consideration shall be subject to all Applicable Laws, rules, and regulations, and to such approvals by governmental agencies as may be required.  Notwithstanding any terms or conditions of any Award to the contrary, the Company shall be under no obligation to offer to sell or to sell, and shall be prohibited from offering to sell or selling, any shares of Common Stock pursuant to an Award unless such shares have been properly registered for sale pursuant to the Securities Act with the Securities and Exchange Commission or unless the Company has received an opinion of counsel, satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with.  The Company shall be under no obligation to register for sale under the Securities Act any of the shares of Common Stock to be offered or sold under the Plan.  The Committee shall have the authority to provide that all shares of Common Stock or other securities of the Company or any Affiliate delivered under the Plan shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the Plan, the applicable Award Agreement, federal securities laws, or the rules, regulations, and other requirements of the Securities and Exchange Commission, any securities exchange or inter-dealer quotation system upon which such shares or other securities of the Company are then listed or quoted, and any other applicable federal, state, local, or non–U.S. laws, rules, regulations, and other requirements, and without limiting the generality of Section 10, the Committee may cause a legend or legends to be put on any such certificates of Common Stock or other securities of the Company or any Affiliate delivered under the Plan to make appropriate reference to such restrictions or may cause such Common Stock or other securities of the Company or any Affiliate delivered under the Plan in book-entry form to be held subject to the Company’s instructions or subject to appropriate stop-transfer orders.  Notwithstanding any provision in the Plan to the contrary, the Committee reserves the right to add any additional terms or provisions to any Award granted under the Plan that it in its sole discretion deems necessary or advisable in order that such Award complies with the legal requirements of any governmental entity to whose jurisdiction the Award is subject.

(ii) The Committee may cancel an Award or any portion thereof if it determines, in its sole discretion that legal or contractual restrictions or blockage or other market considerations would make the Company’s acquisition of shares of Common Stock from the public markets, the Company’s issuance of Common Stock to the Participant, the Participant’s acquisition of Common Stock from the Company, or the Participant’s sale of Common Stock to the public markets, illegal, impracticable, or inadvisable.  If the Committee determines to cancel all or any portion of an Award in accordance with the foregoing, the Company shall, to the extent permitted by Section 409A of the Code, pay to the Participant an amount equal to the excess of (A) the aggregate Fair Market Value of the shares of Common Stock subject to such Award or portion thereof canceled (determined as of the applicable exercise date, or the date that the shares would have been vested or delivered, as applicable), over (B) the aggregate Exercise Price or Strike Price (in the case of an Option or SAR, respectively) or any amount payable as a condition of delivery of shares of Common Stock (in the case of any other Award).  Such amount shall be delivered to the Participant as soon as practicable following the cancelation of such Award or portion thereof, or at the time(s) otherwise permitted by Section 409A of the Code.

(k) No Section 83(b) Elections Without Consent of Company.  No election under Section 83(b) of the Code or under a similar provision of law may be made unless expressly permitted by the terms of the applicable Award Agreement or by action of the Committee in writing prior to the making of such election.  If a Participant, in connection with the acquisition of shares of Common Stock under the Plan or otherwise, is expressly permitted to make such election and the Participant makes the election, the Participant shall notify the Company of such election within 10 days of filing notice of the election with the Internal Revenue Service or other governmental authority, in addition to any filing and notification required pursuant to Section 83(b) of the Code or other applicable provision.

(l) Payments to Persons Other Than Participants.  If the Committee shall find that any person to whom any amount is payable under the Plan is unable to care for  the person’s affairs because of illness or accident, or is a minor, or has died, then any payment due to such person or  the person’s estate (unless a prior claim therefor has been made by a duly appointed legal representative or a beneficiary designation form has been filed with the Company) may, if the Committee so directs the Company, be paid to such person’s spouse, child, or relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment.  Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.

(m) Nonexclusivity of the Plan.  The adoption of the Plan shall not be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under this Plan, and such arrangements may be either applicable generally or only in specific cases.

(n) No Trust or Fund Created.  Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate, on the one hand, and a Participant or other person or entity, on the other hand.  No provision of the Plan or any Award shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company maintain separate bank accounts, books, records, or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes.  Participants shall have no rights under the Plan other than as unsecured general creditors of the Company, except that, insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees under general law.

(o) Reliance on Reports.  Each member of the Committee and each member of the Board (and each  member’s designees) shall be fully justified in acting or failing to act, as the case may be, and shall not be liable for having so acted or failed to act in good faith, in reliance upon any report made by the independent public accountant of the Company and its Affiliates or any other information furnished in connection with the Plan by any agent of the Company or the Committee or the Board, other than himself.

(p) Relationship to Other Benefits.  No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance, or other benefit plan of the Company except as otherwise specifically provided in such other plan.

(q) Purchase for Investment.  Each person exercising an Option under the Plan or acquiring shares under the Plan may be required by the Committee to give a representation in writing that such person is acquiring such shares for investment and not with a view to, or for sale in connection with, the distribution of any part thereof, and make such other representations, warranties or covenants that the Committee determines to be necessary or appropriate to assure that the grant, terms and/or payment of any Award complies with Applicable Law.  Upon such a request by the Committee, delivery of such representation prior to the delivery of any such shares shall be a condition precedent to the right of the Participant or such other person to purchase any shares.  The Company will endorse any necessary legend referring to the foregoing restriction upon the certificate or certificates representing any shares issued or transferred to the Participant upon the exercise of any Option granted under the Plan.

(r) Governing Law.  The Plan shall be governed by and construed in accordance with the internal laws of the State of New York applicable to contracts made and performed wholly within the State of New York, without giving effect to the conflict of laws provisions thereof.

(s) Severability.  If any provision of the Plan or any Award or Award Agreement is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any person or entity or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the Applicable Law, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be construed or deemed stricken as to such jurisdiction, person, entity, or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

(t) Obligations Binding on Successors.  The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation, or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company.

(u) 409A of the Code.

(i) Notwithstanding any provision of the Plan to the contrary, it is intended that the provisions of this Plan comply with Section 409A of the Code, and all provisions of this Plan shall be construed and interpreted in a manner consistent with the requirements for avoiding taxes or penalties under Section 409A of the Code.  Each Participant is solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on or in respect of such Participant in connection with this Plan or any other plan maintained by the Company (including any taxes and penalties under Section 409A of the Code), and neither the Company nor any

Affiliate shall have any obligation to indemnify or otherwise hold such Participant (or any beneficiary) harmless from any or all of such taxes or penalties.  With respect to any Award that is considered “deferred compensation” subject to Section 409A of the Code and that provides for payment upon a termination of employment, references in the Plan to “termination of employment” (and substantially similar phrases) shall mean “separation from service” within the meaning of Section 409A of the Code.  For purposes of Section 409A of the Code, each of the payments that may be made in respect of any Award granted under the Plan is designated as separate payments.

(ii) Notwithstanding anything in the Plan to the contrary, if a Participant is a “specified employee” within the meaning of Section 409A(a)(2)(B)(i) of the Code, no payments or deliveries in respect of any Award that is considered “deferred compensation” subject to Section 409A of the Code and that provides for payment upon a termination of employment shall be made to such Participant in connection with a termination of employment prior to the date that is six (6) months after the date of such Participant’s “separation from service” (as defined in Section 409A of the Code) or, if earlier, the Participant’s date of death.  Following any applicable delay, all such delayed payments or deliveries will be paid or delivered (without interest) in a single lump sum on the earliest date permitted under Section 409A of the Code that is also a business day.

(iii) Unless otherwise provided by the Committee, in the event that the timing of payments in respect of any Award that is considered “deferred compensation” subject to Section 409A of the Code would be paid or accelerated upon the occurrence of (A) a Change in Control, no such payment or acceleration shall be permitted unless the event giving rise to the Change in Control satisfies the definition of a change in the ownership or effective control of a corporation or a change in the ownership of a substantial portion of the assets of a corporation pursuant to Section 409A of the Code or (B) a Disability, no such acceleration shall be permitted unless the Disability also satisfies the definition of “disability” pursuant to Section 409A of the Code.

(v) Clawback/Forfeiture.  Notwithstanding anything to the contrary contained herein, an Award Agreement may provide that the Committee may, in its sole discretion, cancel such Award if the Participant, without the consent of the Company, while employed by or providing services to the Company or any Affiliate or after termination of such employment or service, violates a non-competition, non-solicitation, non-disparagement, or non-disclosure covenant or agreement or has otherwise engaged in or engages in activity that is in conflict with or adverse to the interest of the Company or any Affiliate, including fraud or conduct contributing to any financial restatements or irregularities, as determined by the Committee in its sole discretion.  The Committee may also provide in an Award Agreement that if the Participant has otherwise engaged in or engages in any activity referred to in the preceding sentence (including any activity constituting Cause hereunder), the Participant shall forfeit any compensation, gain, or other value realized thereafter on the vesting, exercise, or settlement of such Award, the sale or other transfer of such Award, or the sale of shares of Common Stock acquired in respect of such Award, and shall promptly repay such amounts to the Company.  The Committee may also provide in an Award Agreement that if the Participant receives any amount in excess of what the Participant should have received under the terms of the Award for any reason (including without limitation by reason of a financial restatement, mistake in calculations, or other administrative error), all as determined by the Committee in its sole discretion, then the Participant shall be required to promptly repay any such excess amount to the Company.  To the extent required by Applicable Law (including without limitation Section 304 of the Sarbanes-Oxley Act and Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act) or the rules and regulations of the securities exchange or inter-dealer quotation system on which the Common Stock is listed or quoted, if any, or if so required pursuant to a written policy adopted by the Company, Awards shall be subject (including on a retroactive basis) to clawback, forfeiture, or similar requirements (and such requirements shall be deemed incorporated by reference into all outstanding Award Agreements).

(w) Deferral of Awards. The Committee may establish procedures pursuant to which the payment of any Award may be deferred.
(x) Expenses. The expenses of administering the Plan shall be borne by the Company and its Affiliates.

(y) Titles and Headings.  The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings shall control.

VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. TRIBUNE PUBLISHING COMPANY 435 NORTH MICHIGAN AVENUE CHICAGO, IL 60611 ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E09091-P79566 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. TRIBUNE PUBLISHING COMPANY The Board of Directors recommends you vote FOR the following: For Withhold For All AllAllExcept ! !! 1. Election of Directors Nominees: 01) 02) 03) 04) Carol Crenshaw Justin C. Dearborn David E. Dibble Michael W. Ferro, Jr. 05) 06) 07) 08) Philip G. Franklin Eddy W. Hartenstein Richard A. Reck Donald Tang The Board of Directors recommends you vote FOR the following proposal: For Against Abstain ! ! ! 2. Approve, on an advisory basis, the compensation of the Company's named executive officers for 2015 The Board of Directors recommends you vote FOR the following proposal: ! ! ! 3. Approve the Tribune Publishing Company 2014 Omnibus Incentive Plan, as amended The Board of Directors recommends you vote FOR the following proposal: ! ! ! 4. Ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 25, 2016 NOTE: The named proxies shall have discretionary authority to vote on any other business as may properly be presented at the Annual Meeting and any adjournment or postponement of the Annual Meeting. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and the 2015 Annual Report are available at www.proxyvote.com. E09092-P79566 TRIBUNE PUBLISHING COMPANY Annual Meeting of Stockholders June 2, 2016 9:30 AM Local Time This proxy is solicited on behalf of the Board of Directors The stockholder hereby appoints Terry Jimenez and Julie K. Xanders, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote upon the matters listed on the reverse side of this ballot, as designated on the reverse side of this ballot, with discretionary authority as to any and all other matters that may properly come before the meeting, all of the shares of stock of TRIBUNE PUBLISHING COMPANY that the stockholder is entitled to vote at the Annual Meeting of Stockholders to be held at 9:30 AM local time on June 2, 2016, at the offices of Sidley Austin LLP, located at 555 West Fifth Street, Los Angeles, California 90013, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side